     As filed with the Securities and Exchange Commission on April 26, 2002

                               FILE NO. 333-01781
================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         POST-EFFECTIVE AMENDMENT NO. 7
                                       TO
                                    FORM S-6


                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                               ------------------

A. Exact name of trust:
              JPF SEPARATE ACCOUNT C
B. Name of depositor:
              JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
C. Complete address of depositor's principal executive offices:
              One Granite Place
              Concord, NH 03301
D. Name and complete address of agent for service:
              Ronald R. Angarella, President
              Jefferson Pilot Securities Corporation
              One Granite Place
              Concord, NH 03301

Copies to:

Charlene Grant, Esq.                          Joan E. Boros, Esq.
Jefferson Pilot Financial Insurance Company   Jorden, Burt, Boros, Cicchetti,
                                              Berenson & Johnson LLP
One Granite Place                             1025 Thomas Jefferson Street, N.W.
Concord, NH 03301                             Suite 400 East
                                              Washington, D.C. 20007-0805

                               ------------------

It is proposed that this filing will become effective (check appropriate box)


     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on May 1, 2002 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


E. Title and amount of securities being registered:
     Units of Interest in the Separate Account under Individual Survivorship Flexible Premium Variable Life Insurance Policies.

F. Approximate date of proposed public offering:
   as soon as practicable after the effective date.

Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to
Section 8(a), may determine.

Registrant is registering an indefinite number of securities, by reason of
Section 24(f) of the Investment Company Act of 1940.

G. Amount of filing Fee:


   An indefinite amount of the Registrant's securities has been registered pursuant to a declaration, under Rule 24f-2 under the Investment Company Act of 1940, set out in the Form S-6 Registration Statement contained in File No. 2-94478. Registrant filed a Rule 24f-2 Notice for the fiscal year ending December 31, 2001 on February 25, 2002.


H. Approximate date of proposed public offering:

   As soon as practicable after the effective date.

   Registrant elects to be governed by Rule 6e3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================

                             PROSPECTUS: MAY 1, 2002

                                   ENSEMBLE SL

                             JPF SEPARATE ACCOUNT C

          FLEXIBLE PREMIUM VARIABLE SURVIVORSHIP LIFE INSURANCE POLICY
                          ON THE LIVES OF TWO INSUREDS

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          One Granite Place Concord, New Hampshire 03301 1-800-258-3648

This Prospectus describes the Ensemble Survivorship Life Insurance Policy ("Ensemble SL" or "the Policy"), a flexible premium variable life insurance policy on the lives of two Insureds, issued and underwritten by Jefferson Pilot Financial Insurance Company ("we" or "JP Financial" or "the Company"). The Policy provides life insurance and pays a benefit, as described in this Prospectus, upon surrender or Second Death. The Policy allows flexible premium payments, Policy Loans, Withdrawals, and a choice of two Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to JPF Separate Account C ("Separate Account C"), and/or the General Account, or both Accounts. The Divisions of Separate Account C support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Fund. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4% per year. Your Policy may lapse if the Cash Value is insufficient to pay a Monthly Deduction. For the first five Policy Years, however, if you pay the Minimum Annual Premium, your Policy will not lapse, regardless of changes in the Accumulation Value. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may reinstate it.

The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Divisions used to fund the Policy through Separate Account C. Each Division invests exclusively in one of the following
Portfolios:


JPVF GROWTH PORTFOLIO
JPVF EMERGING GROWTH PORTFOLIO
JPVF MID-CAP GROWTH PORTFOLIO
JPVF CAPITAL GROWTH PORTFOLIO
JPVF SMALL COMPANY PORTFOLIO
JPVF MID-CAP VALUE PORTFOLIO
JPVF S&P 500 INDEX PORTFOLIO
JPVF SMALL-CAP VALUE PORTFOLIO
JPVF VALUE PORTFOLIO
JPVF INTERNATIONAL EQUITY PORTFOLIO
JPVF WORLD GROWTH STOCK PORTFOLIO
JPVF BALANCED PORTFOLIO
JPVF HIGH YIELD BOND PORTFOLIO
JPVF MONEY MARKET PORTFOLIO
AMERICAN CENTURY VP INTERNATIONAL FUND
AMERICAN CENTURY VP VALUE, CLASS II
AYCO GROWTH FUND
FIDELITY VIP GROWTH PORTFOLIO
FIDELITY VIP EQUITY-INCOME PORTFOLIO
FIDELITY VIP II CONTRAFUND(R) PORTFOLIO
MFS RESEARCH SERIES
MFS UTILITIES SERIES
PIMCO TOTAL RETURN PORTFOLIO
PRO FUND VP TECHNOLOGY
PRO FUND VP HEALTHCARE
PRO FUND VP FINANCIAL
SCUDDER VIT SMALL CAP INDEX FUND CLASS B
TEMPLETON FOREIGN SECURITIES FUND:
  CLASS 2
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO II
VANGUARD(R) VIF SMALL COMPANY GROWTH PORTFOLIO
VANGUARD(R) VIF MID-CAP INDEX PORTFOLIO
VANGUARD(R) VIF REIT INDEX PORTFOLIO

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.


Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble SL insurance policies and shares of the funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

THIS PROSPECTUS AND OTHER INFORMATION ABOUT JPF SEPARATE ACCOUNT C REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.

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TABLE OF CONTENTS                                     Page

DEFINITIONS                                            3
POLICY SUMMARY                                         4
THE SEPARATE ACCOUNT                                   5
CHARGES & FEES                                         6
   Charges & Fees Assessed Against
      Premium                                          6
   Charges & Fees Assessed Against
      Accumulation Value                               6
   Charges & Fees Assessed Against the
      Separate Account                                 7
   Charges Assessed Against the Underlying
      Funds                                            8
   Charges Deducted Upon Surrender                     9
ALLOCATION OF PREMIUMS                                10
   The Portfolios
   Investment Advisers and Objectives for
      each of the Funds                               10

   Mixed and Shared Funding; Conflicts of
      Interest                                        14

   Fund Additions, Deletions or
      Substitutions                                   14
   General Account                                    14
POLICY CHOICES                                        15
   General                                            15
   Premium Payments                                   15
   Modified Endowment                                 15
   Compliance with the Internal Revenue
      Code                                            16
   Backdating                                         16
   Premium Allocations                                16
   Death Benefit Options                              16
   Transfers and Allocations to Funding
      Options                                         17
   Telephone Transfers, Loans and
      Reallocations                                   18
   Automated Transfers (Dollar Cost
      Averaging and Portfolio Rebalancing)            18
POLICY VALUES                                         19
   Accumulation Value                                 19
   Unit Values                                        19
   Net Investment Factor                              20
   Surrender Value                                    20
POLICY RIGHTS                                         20
   Surrenders                                         20
   Withdrawals                                        20
   Grace Period                                       21
   Reinstatement of a Lapsed or Terminated
      Policy                                          21
   Coverage Beyond Younger Insured's
      Attained Age 100                                21
   Right to Defer Payment                             22
   Policy Loans                                       22
   Policy Changes                                     23
     Right of Policy Examination
      ("Free Look Period")                            23
   Supplemental Benefits                              24
DEATH BENEFIT                                         24
POLICY SETTLEMENT                                     24
   Settlement Options                                 24
THE COMPANY                                           25
DIRECTORS & OFFICERS                                  26
ADDITIONAL INFORMATION                                28
   Reports to Policyowners                            28
   Right to Instruct Voting of Fund Shares            29
   Disregard of Voting Instructions                   29
   State Regulation                                   29
   Legal Matters                                      29
   The Registration Statement                         29
   Financial Statements                               30
   Employment Benefit Plans                           30
   Distribution of the Policy                         30
   Independent Auditors                               30
   Group or Sponsored Arrangements                    30
TAX MATTERS                                           31
   General                                            31
   Federal Tax Status of the Company                  31
   Life Insurance Qualification                       31
   Charges for JP Financial Income Taxes.             34
MISCELLANEOUS POLICY PROVISIONS                       34
   The Policy                                         34
   Payment of Benefits                                34
   Suicide and Incontestability                       34
   Protection of Proceeds                             34
   Nonparticipation                                   34
   Changes in Owner and Beneficiary;
      Assignment                                      34
   Misstatements                                      35
ILLUSTRATIONS OF ACCUMULATION
   VALUES, CASH VALUES AND
   DEATH BENEFITS--APPENDIX A                         A-1

FINANCIAL STATEMENTS OF THE
   COMPANY                                            F-1
FINANCIAL STATEMENTS OF THE
   SEPARATE ACCOUNT                                  F-25

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

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DEFINITIONS

ACCUMULATION VALUE--The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

AGE--The Insureds' ages at their nearest birthdays.

ALLOCATION DATE--The date when we place the initial Net Premium in the Divisions and the General Account as you instructed in the application. The Allocation Date is the later of: 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive from you all administrative items needed to activate the Policy.

ATTAINED AGE--The respective ages of the Insureds at the last Policy
Anniversary.

BENEFICIARY--The person you designate in the application to receive the Death Benefit proceeds. If changed, the Beneficiary is as shown in the latest change filed with us. If no Beneficiary survives either Insured, you or your estate will be the Beneficiary. The Beneficiary's interest may be subject to that of any assignee.

CASH VALUE--The Accumulation Value less any Surrender Charge. This amount less any Policy Debt is payable to the Policyowner on surrender of the Policy.

CODE--The Internal Revenue Code of 1986, as amended.

COMPANY--Jefferson Pilot Financial Insurance Company.

COST OF INSURANCE--A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

CUMULATIVE MINIMUM PREMIUM--An amount equal to the Minimum Annual Premium divided by 12 and multiplied by the number of completed policy months.

DATE OF RECEIPT--Any Company business day, prior to 4:00 p.m. Eastern time, on which a notice or premium payment is received at our home office.

DEATH BENEFIT--The amount which is payable on the Second Death, adjusted as provided in the Policy.

DEATH BENEFIT OPTIONS--Either of the two methods for determining the Death Benefit.

DIVISION--A separate division of Separate Account C which invests only in the shares of a specified Portfolio of a Fund.

FUND--An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

GENERAL ACCOUNT--A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4% per year.

GRACE PERIOD--The 61-day period beginning on the Monthly Anniversary Day on which the Policy's Cash Value less any Policy Debt is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

HOME OFFICE--Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

INSUREDS--The two persons on whose lives the Policy is issued.

ISSUE AGE(S)--The Age of each Insured on the Policy's Issue Date.

ISSUE DATE--The effective date on which coverage begins under the Policy.

LOAD BASIS AMOUNT--A rate per $1,000 of Specified Amount to which the Acquisition Charge applies and which varies by sex, Issue Ages, rating class of the Insureds and Specified Amount.

LOAN VALUE--Generally, 90% of the Policy's Cash Value on the date of a loan.

MINIMUM ANNUAL PREMIUM--The amount of premium to assure that the Policy remains in force for at least 5 Policy Years from the Issue Date even if the Surrender Value is insufficient to satisfy the current Monthly Deduction.

MONTHLY ANNIVERSARY DATE--The same day in each month as the Policy Date.

NET PREMIUM--The gross premium less a 2.5% State Premium Tax Charge and a 1.25% Federal DAC Tax Charge.

POLICY--The life insurance contract described in this Prospectus.

POLICY DATE--The date set forth in the Policy and from which policy years, policy months and policy anniversaries will be determined. If the Policy Date should fall on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If you do not request a date, it is the date the Policy is issued.

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POLICY DEBT--The sum of all unpaid policy loans and accrued interest thereon.

PORTFOLIO--A separate investment series of one of the Funds.

PROOF OF DEATH--One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

SECOND DEATH--Death of the Surviving Insured.

SEC--Securities and Exchange Commission.

SEPARATE ACCOUNT C--JPF Separate Account C, a separate investment account we established for the purpose of funding the Policy.

SPECIFIED AMOUNT--The amount you choose at application, which may subsequently be decreased, and used in determining the Death Benefit.

STATE--Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands or any other possession of the United States.

SURRENDER CHARGE--An amount retained by us upon the Surrender of the Policy, a Withdrawal or a decrease in Specified Amount.

SURRENDER VALUE--Cash Value less any Policy Debt.

SURVIVING INSURED--The Insured living after one of the Insureds dies.

TARGET PREMIUM--The premium from which first year commissions will be determined and which varies by sex, Issue Ages, rating class of the Insureds and Specified Amount.

VALUATION DATE--The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open. In addition to being closed on all federal holidays, we will also be closed on Good Friday, the Friday following Thanksgiving and the day before or following Christmas.

VALUATION PERIOD--The period of time from between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

YOUNGER INSURED'S ATTAINED AGE 100--The Policy anniversary on which the younger insured would be Attained Age 100, regardless of whether he or she is still alive.

POLICY SUMMARY

This Prospectus describes a flexible premium variable life insurance policy issued on the lives of two Insureds. The Policy provides life insurance and pays a benefit (subject to adjustment under the Policy's Age and/or Sex, Suicide and Incontestability, and Grace Period provisions) upon surrender or Second Death. The Policy allows flexible premium payments, Policy Loans, Withdrawals and a choice of two Death Benefit Options. Account values may be either fixed or variable or a combination of fixed and variable.

Charges and fees will be assessed against premium payments, Accumulation Value, the Separate Account, the underlying Funds and upon surrender or decrease in Specified Amount.

You must purchase your variable life insurance policy from a registered representative. The Policy, the initial application on the Insureds, any subsequent applications and any riders constitute the entire contract.

At the time of application, you must choose a Death Benefit Option, decide on the amount of premium and determine how to allocate Net Premiums. You may elect to supplement the benefits afforded by the Policy through the addition of riders we make available.

The proceeds payable upon the Second Death depend on the Death Benefit Option chosen. Under Option 1 the Death Benefit equals the current Specified Amount. Under Option 2, the Death Benefit equals the current Specified Amount plus the Accumulation Value on the date of death. The Death Benefit proceeds will be reduced by repayment of any outstanding Policy Debt.

Although the Policy is designed to allow flexible premiums, you must pay sufficient premiums to continue the Policy in force. An initial premium, based on Issue Age(s), underwriting class(es) and Specified Amount must be paid at issue. No

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premium payment may be less than $250 ($50 for electronic fund transfers).
Premium reminder notices will be sent for Planned Premiums and for premiums required to continue the Policy in force. Should your Policy lapse, you may reinstate it.

You may allocate your Net Premiums to the Separate Account, the General Account or both Accounts. Net Premiums allocated to the Separate Account must be allocated to one or more of the Divisions of the Separate Account and allocations must be in whole percentages. The variable portion of the Policy is supported by the Divisions you choose and will vary with the investment performance of the associated Portfolios. Net Premiums allocated to the General Account will accumulate at rates of interest we determine. The effective rate of interest will not be less than 4% per year.

THE SEPARATE ACCOUNT

The Separate Account underlying the Policy is JPF Separate Account C. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company (mutual fund) whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the Portfolios' prospectuses, which are delivered with this Prospectus.

Separate Account C was established under New Hampshire law on August 4, 1993 and is now governed by the laws of the State of Nebraska as a result of the Company's redomestication to Nebraska on June 12, 2000. Under New Hampshire Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value. The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to you.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.


Divisions. The Policies presently offer thirty-two Divisions but may add or delete Divisions. You may invest in Divisions over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

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CHARGES & FEES

-CHARGES & FEES ASSESSED AGAINST PREMIUM

PREMIUM CHARGES


Before a premium is allocated to any of the Divisions of Separate Account C and the General Account, we will deduct a state premium tax charge of 2.5% (which represents an approximate average of premium taxes imposed) unless otherwise required by state law (2.35% in California,Tax Charge Back rate 1% in Oregon). We may impose the premium tax charge in states which do not themselves impose a premium tax. The state premium tax charge reimburses us for taxes and other assessments we pay to states and municipalities in which the Policy is sold. The amount of tax assessed by a state or municipality may be more or less than the charge. We will also deduct a federal income tax charge of 1.25% ("Federal DAC Tax Charge") which reimburses us for our increased federal tax liability under the federal tax laws. We may impose the premium tax charge and Federal DAC tax charge on premiums received pursuant to replacements or exchanges under Section 1035 of the Internal Revenue Code. We have determined that these state and federal tax charges are reasonable in relation to our tax liability, but subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.


-CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions, the General Account, or pro rata from each of the Divisions and the General Account. If you do not designate one Division, the charges will be deducted pro rata from each of the Divisions and the General Account.

MONTHLY DEDUCTION

On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider.

The Monthly Deduction equals:

     i)   the Cost of Insurance for the Policy (as described below), plus

     ii)  a Monthly Administrative Fee of $10, plus

     iii) a monthly Unit Expense Charge of .05 per $1,000 of Specified Amount in Policy Years 1 through 10 (not less than $15 per month), and .02 per $1,000 of Specified Amount in Policy Years 11 and thereafter (not to exceed $50 per month or go below $15 per month), plus

     iv) a monthly Acquisition Charge during the first two Policy Years equal to 2% of Load Basis Amount per month in Policy Year 1 and 1% of Load Basis Amount per month in Policy Year 2, plus

     v)   the cost of optional benefits provided by rider.

COST OF INSURANCE. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions that you may elect through a Policy rider.

The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus
(iii) where:

     i)   is the current Cost of Insurance Rate as described in the Policy;

     ii)  is the death benefit at the beginning of the policy month divided by
          1.0032737 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4%; and

     iii) is the Accumulation Value at the beginning of the policy month.

The current Cost of Insurance Rate is variable and is based on both Insureds' issue ages, sex (where permitted by law), Policy Year, rating class of the Insureds and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the

Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the Monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality, investment income, expenses, reinsurance costs and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis. The current Cost of Insurance rate will not exceed the applicable maximum Cost of Insurance rate shown in your Policy.

MONTHLY ADMINISTRATIVE EXPENSE CHARGE. The Monthly Deduction amount also includes a monthly administration fee of $10.00. This fee may not be increased.

UNIT EXPENSE CHARGE. The Monthly Deduction amount also includes a current administrative expense charge of $0.05 per month per $1,000 of Specified Amount for Policy Years 1 through 10 (not less than $15 per month) and $0.02 a month per $1,000 of Specified Amount for Policy Years 11 and thereafter (not less than $15 per month nor more than $50 per month). These charges are for items such as underwriting and issuance, premium billing and collection, policy value calculation, confirmations and periodic reports.

ACQUISITION CHARGE. We will deduct from the Accumulation Value a monthly acquisition charge of 2% of the Load Basis Amount in the first Policy Year and 1% of the Load Basis Amount in the second Policy Year. This charge does not vary with the amount of premium paid. We reserve the right to increase or decrease this charge for policies not yet issued in order to correspond with changes in distribution costs of the Policy. The charge compensates us for the cost of selling the Policy, including, among other things, agents' commissions, advertising and printing of prospectuses and sales literature. Normally this charge plus the Surrender Charge, discussed below, compensate us for total sales expenses for the year. To the extent sales expenses in any policy year are not recovered by this Acquisition Charge and the Surrender Charge, the sales expenses may be recovered from other sources which may include profits from the Mortality Risk and Expense Risk Charges.

CHARGES FOR OPTIONAL BENEFITS. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

-CHARGES & FEES ASSESSED AGAINST
THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE


We will assess a charge on a daily basis against each Division at a current annual rate of 1.00% in Policy Years 1 through 10 (1.25% guaranteed) and .40% in Policy Years 11 and thereafter (.85% guaranteed) of the value of the Divisions to compensate us for mortality and expense risks we assume in connection with the Policy. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.


The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

ADMINISTRATIVE CHARGE FOR TRANSFERS
OR WITHDRAWAL

We will impose an Administrative Fee of $50 for each transfer among the Divisions of the Separate Account or the General Account, after the first 12 transfers in a Policy Year (up to a maximum of 20). An Administrative Fee of $50 will also be charged for withdrawals.

-CHARGES ASSESSED AGAINST THE
UNDERLYING FUNDS

PORTFOLIO COMPANY ANNUAL EXPENSES
(as a percentage of average net assets)


                                                                                                                 TOTAL PORTFOLIO
                                                           MANAGEMENT     12b-1 DISTRIBUTION        OTHER            ANNUAL
                                                              FEES         AND/OR SERVICING       EXPENSES          EXPENSES
                                                         (AFTER EXPENSE   FEES (AFTER EXPENSE  (AFTER EXPENSE    (AFTER EXPENSE
                                                         REIMBURSEMENTS)    REIMBURSEMENTS)    REIMBURSEMENTS)   REIMBURSEMENTS)
JPVF Growth Portfolio                                            0.75%                                 0.12%            0.87%
JPVF Emerging Growth Portfolio                                   0.80%                                 0.14%            0.94%
JPVF Mid-Cap Growth Portfolio (1)                                0.90%                                 0.34%(2)         1.24%
JPVF Capital Growth Portfolio (2)                                0.82%                                 0.09%            0.91%
JPVF Small Company Portfolio                                     0.75%                                 0.11%            0.86%
JPVF Mid-Cap Value Portfolio (1)                                 1.05%                                 0.23%            1.28%
JPVF S&P 500 Index Portfolio (3)                                 0.24%                                 0.04%            0.28%
JPVF Small-Cap Value Portfolio (1)                               1.30%                                 0.22%            1.52%
JPVF Value Portfolio                                             0.75%                                 0.08%            0.83%
JPVF International Equity Portfolio                              1.00%                                 0.17%            1.17%
JPVF World Growth Stock Portfolio                                0.75%                                 0.11%            0.86%
JPVF Balanced Portfolio                                          0.75%                                 0.11%            0.86%
JPVF High Yield Bond Portfolio                                   0.75%                                 0.36%            1.11%
JPVF Money Market Portfolio                                      0.50%                                 0.09%            0.59%
American Century VP International Fund                           1.26%                                 0.00%            1.26%
American Century VP Value Fund Class II                          0.90%              0.25%              0.00%            1.15%
Ayco Growth Fund (4)                                             0.80%                                 0.20%            1.00%
Fidelity VIP Growth Portfolio (5)                                0.58%                                 0.10%            0.68%
Fidelity VIP Equity-Income Portfolio (5)                         0.48%                                 0.10%            0.58%
Fidelity VIP Contrafund(R) Portfolio (5)                         0.58%                                 0.10%            0.68%
MFS(R) Research Series                                           0.75%                                 0.14%            0.89%
MFS(R) Utilities Series                                          0.75%                                 0.18%            0.93%
PIMCO Total Return Portfolio (6)                                 0.25%              0.15%              0.25%            0.65%
ProFund VP Technology (7)                                        0.75%              0.25%              0.98%            1.98%
ProFund VP Healthcare (7)                                        0.75%              0.25%              0.98%            1.98%
ProFund VP Financial (7)                                         0.75%              0.25%              0.98%            1.98%
Scudder VIT Small Cap Index Fund-Class B (8)                     0.35%              0.25%              0.10%            0.70%
T. Rowe Price Mid-Cap Growth Portfolio II (11)                   0.85%              0.25%              0.00%            1.10%
Templeton Foreign Securities Fund: Class 2 (11)                  0.75%                                 0.15%            0.90%
Vanguard VIF Small Company Growth Portfolio (9)                  0.47%                                 0.04%            0.51%
Vanguard VIF Mid-Cap Index Portfolio (10)                        0.24%                                 0.06%            0.30%
Vanguard VIF REIT Index Portfolio (10)                           0.29%                                 0.10%            0.39%


(1)  Expense ratios were calculated on an annualized basis.

(2) The expense information has been restated to reflect the current management fee which was reduced effective March 1, 2002.

(3) The Portfolio's investment adviser has agreed to reimburse the Portfolio for total annual expenses above 0.28% of average net assets. Without such reimbursement, total annual expenses would have been 0.35%. The expense reimbursement plan is pursuant to a contract with the Portfolio's investment adviser which may be terminated by that investment adviser at any time after April 30, 2001 and terminates automatically on December 31, 2005.

(4) The Fund's investment adviser has agreed through December 31, 2002 to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, distribution related expenses (if any), and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 1.00% of the average daily net assets of the Fund for the fiscal year ending December 31, 2001. Without such reimbursement, total annual expenses would have been 5.35%.

(5) FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses. With these arrangements, the total annual expenses presented in the table were 0.65% for the VIP Growth Portfolio, 0.57% for the VIP Equity-Income Portfolio, and 0.64% for the VIP Contrafund(R) Portfolio.

(6) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66%.

(7) ProFund Advisors has contractually agreed to waive investment advisory and management service fees and to reimburse other expenses to the extent the Portfolio's total portfolio annual expenses exceed 1.98% of the Portfolio's average daily net assets through December 31, 2002. After such date, the expense limitation may be terminated or revised. Without such reimbursements the total portfolio annual expenses in the above table would have been 2.10% for ProFund VP Technology, 2.06% for ProFund VP Healthcare and 2.10% for ProFund VP Financial.

(8) The Portfolio's Class B shares are effective May 1, 2002 and other expenses in the above table have therefore been estimated taking into consideration the investment advisor's voluntary agreement to waive a portion of its management fee and reimburse certain expenses.

(9) The investment advisers for this Portfolio receive a quarterly advisory fee based on an annual percentage rate applied to average month-end net assets over the quarter increased or decreased based upon the advisers' performances in comparison to a benchmark index. This performance fee structure will not be in full operation for one of the Portfolio's advisers until December 31, 2003. Please see the Portfolio's prospectus and statement of additional information for more details.

(10) The Vanguard Group provides investment advisory services to the Portfolios on an at-cost basis.

(11) T. Rowe Price Mid-Cap Growth Portfolio-II is a share class of T. Rowe Price Mid-Cap Growth Portfolio. The II class is not a separate mutual fund. The II class pays a 0.25% 12b-1 distribution fee to participating insurance companies. The portfolio pays T. Rowe Price an annual all-inclusive fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on portfolio average daily net assets and is calculated and accrued daily.

Note: The Portfolio Company expense information was provided by the Portfolios and has not been independently verified by us. See the prospectuses or statements of additional information of the Portfolios for further details.

Certain of the Funds' advisers reimburse the Company for administrative costs incurred in connection with administering the Funds as variable funding options under the Policies. The reimbursements, which are paid by the advisers and do not affect the expenses paid by owners, are separate from the expenses shown above.

-CHARGES DEDUCTED UPON SURRENDER

If you surrender the Policy, reduce the Specified Amount, or the Policy lapses during the first nine Policy Years, we will assess a contingent deferred sales charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs. The initial Surrender Charges will be specified in your Policy and will be in compliance with each state's nonforfeiture law.

When we issue your Policy, we determine the initial Surrender Charge. To determine the initial Surrender Charge, we multiply the initial Specified Amount of your Policy by a rate per thousand dollars of Specified Amount. The applicable rate depends on the sex, Issue Ages, and rating class of the Insureds. For the following examples of Insureds, the applicable rates per 1000 are:

   Male Standard Non-Smoker Age 35, Female Standard Non-Smoker Age 30                   $2.72
   Male Standard Non-Smoker Age 45, Female Standard Non-Smoker Age 40                   $4.87
   Male Standard Non-Smoker Age 55, Female Standard Non-Smoker Age 50                   $9.36
   Male Standard Smoker Age 55, Female Standard Non-Smoker Age 50                      $10.60
   Male Non-Smoker Age 55 Rated Table H, Female Standard Non-Smoker Age 50             $11.29
   Male Standard Non-Smoker Age 65, Female Standard Non-Smoker Age 60                  $17.80
   Male Standard Non-Smoker Age 75, Female Standard Non-Smoker Age 70                  $33.19

Accordingly, if the Insureds were a male standard non-smoker age 55, and a female standard non-smoker age 50, and the Policy's Specified Amount was $500,000, the initial Surrender Charge would be $4,680 (9.36 x 500).

The maximum rate per 1000 of Specified Amount, considering all possible combinations of sex, Issue Ages, and rating class of the Insureds, is $43.32.

The Surrender Charge in any given Policy Year will equal a percentage of the initial Surrender Charge as follows:

                               SURRENDER CHARGE
                               AS PERCENTAGE OF
                              INITIAL SURRENDER
             POLICY YEAR            CHARGE*
                  0-5              100%
                   6                80%
                   7                60%
                   8                40%
                   9                20%
                  10+                0%

*May be lower at some ages

We will not assess a Surrender Charge after the ninth Policy Year. A pro rata portion of any Surrender Charge will be assessed upon withdrawal or reduction in the Specified Amount. The Policy's Accumulation Value will be reduced by the amount of any withdrawal or reduction in Specified Amount plus any applicable pro rata Surrender Charge.

SURRENDER CHARGES ON SURRENDERS
AND WITHDRAWALS

All applicable Surrender Charges are imposed on Surrenders.

We will impose a pro rata Surrender Charge on Withdrawals. The pro rata Surrender Charge is the amount of the Withdrawal divided by the Cash Value. We will reduce any applicable remaining Surrender Charges by the same proportion. A transaction charge of $50 will be deducted from the amount of each Withdrawal. (See "Withdrawals") The Surrender Charge does not apply to Policy loans.

We will also impose a pro rata Surrender Charge on Decreases in Specified Amount. The pro rata portion will equal the amount of the Specified Amount reduction divided by the Specified Amount before the reduction.

OTHER CHARGES

We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $50, to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the Policy Date.

ALLOCATION OF PREMIUMS

You may allocate all or a part of your Net Premiums to the Divisions currently available under your Policy or you may allocate all or a part of your Net Premiums to the General Account.


SELECTING INVESTMENT OPTIONS

- CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

- UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some Divisions invest in funds that are considered more risky than others. Funds with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other funds. For example, funds investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, funds using derivatives in their investment strategy may be subject to additional risks.

- BE INFORMED. Read this prospectus and the fund prospectuses before choosing your investment options.

-SEPARATE ACCOUNT INVESTMENTS

The Separate Account is currently divided into 32 Divisions which invest in the Portfolios of the following open-end investment management companies:

Jefferson Pilot Variable Fund, Inc. ("JPVF") American Century Variable
  Portfolios, Inc.
Ayco Series Trust
Deutsche VIT Funds Trust
Fidelity(R) Variable Insurance Products Fund ("VIP")
Fidelity(R) Variable Insurance Products Fund II ("VIP II")
Franklin Templeton Variable Insurance Products
MFS(R) Variable Insurance Trust
PIMCO Variable Insurance Trust
ProFunds VP
T. Rowe Price Equity Series Inc.
Vanguard Variable Insurance Fund

Net Premiums applied to the Separate Account will be invested in the Portfolios in accordance with your selection. Portfolios may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Portfolios you may elect over the lifetime of the Policy or to increase the total number of Portfolios you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only through the purchase of variable annuities or variable life insurance policies. (See Mixed and Shared Funding)


The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Portfolio or combination of Portfolios is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

-INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

The investment adviser to JPVF is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), an affiliate of the Company. JP Investment Advisory and JPVF have contracted with the unaffiliated sub-investment managers listed in the table below to provide the day-to-day investment decisions for the JPVF Portfolios.


American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. The Ayco Company, L.P. is the investment adviser to the Ayco Series Trust. Deutsche Asset Management Inc. is the investment adviser to the Deutsche VIT Funds Trust. Fidelity Management and Research Company "FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFund Advisors LLC is the investment adviser to the ProFunds VP. T. Rowe Price Associates is the investment adviser to T. Rowe Price Equity Series, Inc. The investment advisers to the Vanguard VIF Small Company Portfolio of the Vanguard Variable Insurance Fund are Granaham Investment Management, Inc. ("Granaham") and Granaham, Mayo, Ottarino & Co. LLC ("GMO"). The Vanguard Group is the investment adviser to the Vanguard VIF Mid-Cap Index and VIF REIT Index Portfolios. Templeton Investment Counsel, LLC ("TIC") is the investment adviser to the Franklin Templeton Variable Insurance Products Trust.

                                                EQUITY PORTFOLIO CHOICES
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
JPVF Growth Portfolio                       Capital growth by investing primarily in equity             Strong Capital
                                            securities that the Sub-Investment Manager                  Management, Inc.
                                            believes have above-average growth
                                            prospects.

JPVF Emerging Growth Portfolio              Long-term growth of capital. Dividend and                   MFS
                                            interest income from portfolio securities, if any,
                                            is incidental to the Portfolio's investment
                                            objective of long-term growth.

JPVF Mid-Cap Growth Portfolio               Seeks capital appreciation.                                 Turner Investment
                                                                                                        Partners, Inc.

JPVF Capital Growth Portfolio               Seeks capital growth. Realization of income is              Janus Capital
                                            not a significant investment consideration and              Management LLC
                                            any income realized will be incidental.

JPVF Small Company Portfolio                Seeks growth of capital. The Portfolio pursues              Lord, Abbett & Company
                                            its objective by investing primarily in a
                                            diversified portfolio of equity securities issued
                                            by small companies.

JPVF Mid-Cap Value Portfolio                Seeks capital appreciation.                                 Wellington Management
                                                                                                        Company

JPVF S&P 500 Index Portfolio(1)             Seeks investment results that correspond to                 Barclays Global Fund
                                            the total return of common stocks publicly                  Advisors
                                            traded in the United States, as represented by
                                            the S&P 500.

JPVF Small-Cap Value Portfolio              Seeks long-term capital appreciation by                     Dalton, Greiner,
                                            investing primarily in securities of small-cap              Hartman, Maher & Co.
                                            companies.

JPVF Value Portfolio                        Long-term growth of capital by investing                    Credit Suisse Asset
                                            primarily in a wide range of equity issues                  Management, LLC
                                            that may offer capital appreciation and,
                                            secondarily, seeks a reasonable level of
                                            current income.

JPVF International Equity Portfolio         Long-term growth of capital through                         Lombard Odier
                                            investments in securities whose primary                     International Portfolio
                                            trading markets are outside the United States.              Management Limited

JPVF World Growth Stock Portfolio           Long-term growth through a policy of                        Templeton Investment
                                            investing primarily in stocks of companies                  Counsel, LLC
                                            organized in the U.S. or in any foreign nation.
                                            A portion of the Portfolio may also be invested
                                            in debt obligations of companies and
                                            governments of any nation. Any income
                                            realized will be incidental.

American Century VP                         Seeks capital growth.                                       American Century
International Fund

American Century VP Value Fund,             Seeks long-term capital growth.                             American Century
Class II                                    Income is a secondary objective.

Ayco Growth Fund                            Seeks long-term growth of capital.                          The Ayco Company, L.P.

VIP Growth Portfolio                        Seeks to achieve capital appreciation.                      FMR


                                       11

                                                EQUITY PORTFOLIO CHOICES
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
VIP Equity-Income Portfolio                 Seeks reasonable income by investing                        FMR
                                            primarily in income-producing equity
                                            securities. In choosing these
                                            securities the Portfolio will also
                                            consider the potential for capital
                                            appreciation. The Portfolio's goal
                                            is to achieve a yield which exceeds
                                            the composite yield on the
                                            securities comprising the Standard &
                                            Poor's Composite Index of 500 Stocks
                                            (S&P 500).

VIP Contrafund(R) Portfolio                 Seeks long-term capital appreciation.                       FMR

MFS Research                                Seeks to provide long-term growth of capital                MFS
                                            and future income.

MFS Utilities                               Seeks capital growth and current income                     MFS
                                            (income above that available from a portfolio
                                            invested entirely in equity securities).

Templeton Foreign                           Seeks long-term capital growth.                             Templeton Investment

Securities Fund: Class 2                    Counsel, LLcC

ProFund VP Technology                       Seeks daily investment results, before fees and             ProFund Advisors LLC
                                            expenses, that correspond to the daily performance
                                            of the Dow Jones U.S. Technology Sector Index.

ProFund VP Healthcare                       Seeks daily investment results, before fees and             ProFund Advisors LLC
                                            expenses, that correspond to the daily performance
                                            of the Dow Jones U.S. Healthcare Sector Index.

ProFund VP Financial                        Seeks daily investment results, before fees and             ProFund Advisors LLC
                                            expenses, that corresponds to the daily performance
                                            of the Dow Jones U.S. Financial Sector Index.

Scudder VIT Small Cap                       Seeks to replicate, as closely as possible, before          Deutsche
Index Fund Class B                          expenses, the performance of the Russell 2000
                                            Small Stock Index, which emphasizes stocks of
                                            small U.S. companies.

T. Rowe Price Mid-Cap                       Seeks to provide long-term capital appreciation by          T. Rowe Price
Growth Portfolio II                         investing in mid-cap stocks with potential for
                                            above-average earnings growth.

Vanguard VIF Small Company                  Seeks to provide long-term growth of capital.               Granaham and GMO
Growth Portfolio

Vanguard VIF Mid-Cap                        Seeks to provide long-term growth of capital                The Vanguard Group
Index Portfolio                             by attempting to match the performance of
                                            a broad-based market index of stocks of
                                            medium-size U.S. companies.

Vanguard VIF REIT Index                     Seeks to provide a high level of income and                 Vanguard
Portfolio                                   moderate long-term growth of capital.


(1) "Standard & Poor's(R)", "S&P(R)", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

(2) This Portfolio is only available if we placed your Policy and you gave us written instructions prior to May 1, 2001 to allocate premium payments to the Portfolio or transfer Accumulation Value pursuant to dollar cost averaging or automatic rebalancing programs.

                                           EQUITY AND FIXED-INCOME PORTFOLIO CHOICES
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
JPVF Balanced Portfolio                     Reasonable current income and long-term                     Janus
                                            capital growth, consistent with
                                            conservation of capital, by
                                            investing primarily in common stocks
                                            and fixed income securities.

                                            FIXED INCOME PORTFOLIO CHOICES
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
JPVF High Yield Bond Portfolio              High level of current income by investing                   MFS
                                            primarily in corporate obligations
                                            with emphasis on higher yielding,
                                            higher risk, lower-rated or unrated
                                            securities.

JPVF Money Market Portfolio                 Seeks to achieve as high a level of current                 MFS
                                            income as is consistent with preservation
                                            of capital and liquidity.

PIMCO Total Return Bond                     Seeks maximum total return, consistent with                 PIMCO
   Portfolio                                preservation of capital and prudent investment
                                            management.

An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.


Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

-MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/ Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

-FUND ADDITIONS, DELETIONS
OR SUBSTITUTIONS

We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (a) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (b) the shares of a Portfolio are no longer available for investment; or (c) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution, addition or deletion of securities will be made without prior notice to Policyowners, and without prior approval of the SEC or such other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

(a)  to operate the Separate Account in any form permitted by law;

(b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

(c) to transfer assets from one Division to another, or from any Division to our general account;

(d)  to add, combine, or remove Divisions in the Separate Account;

(e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees-Other Charges" on page 10 above; and

(f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolios' shareholders. See accompanying Prospectus for the Portfolios.

-GENERAL ACCOUNT

Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the Fixed Account has not been reviewed by the SEC.

The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.0% on amounts in the General Account and assumes the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

The General Account is secured by our general assets. Our general assets include all assets oter than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we choose, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly accumulation value adjustment, plus interest at an annual rate of not less than 4.0%, less the amount of any Withdrawals, Policy Loans or Monthly Deductions.

If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the Initial Net Premium.

POLICY CHOICES

-GENERAL

The Policy is designed to provide the Insureds with lifetime insurance protection and to provide the Policyowner with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage on two Insureds with a Death Benefit payable only on Second Death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. The Insureds under the Policy must generally be under age 85, although one Insured may be over age 85. For ages 15 and over, each Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any good reason.

The minimum Specified Amount at issue is $100,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

-PREMIUM PAYMENTS

The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our home office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payment on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. No payment may be less than $250 ($50 for electronic fund transfers). The Policy has a minimum premium period of 5 years. If you pay the Minimum Annual Premium, we guarantee that the Policy will stay in force throughout the minimum premium period, even if the Surrender Value is insufficient to pay a Monthly Deduction. The minimum initial premium will equal the Minimum Annual Premium, divided by 4. In order to help you get the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the Specified Amount of the Policy and the Insureds' ages, sex and risk classes. You are not required to pay such premiums and failure to make any premium payment will not necessarily result in lapse of the Policy, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Grace Period")

-MODIFIED ENDOWMENT

The Policy will be allowed to become a Modified Endowment contract under the Internal Revenue Code only with your consent. Otherwise, if at any time the premiums paid under the Policy exceed the limit for avoiding modified contract status, we will refund the excess premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within that 60-day period, we will hold the excess premium in a separate deposit fund and credit it with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds. We may also notify you of other options available to you to keep your policy in compliance.

-COMPLIANCE WITH THE INTERNAL REVENUE CODE

The Policy is intended to qualify as life insurance under the Internal Revenue Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time the premium paid under the Policy exceeds the amount allowable for such qualification, we will refund of the excess premium to you with interest within 60 days after the end of the Policy Year in which it was received. If, for any reason, we do not refund the excess premium within the 60-day period, such amount will be held in a separate deposit fund and will be credited with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision, will be the excess premium's pro rata rate of return on the contract until the date we notify you that the excess premium and the earnings on such excess premium have been removed from the Policy. After the date of such notice, the interest rate paid on the separate deposit fund will be such rate as we may declare from time to time on advance premium deposit funds.

We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the policy to fail to qualify as life insurance under the Code.

-BACKDATING


Under limited circumstances, we may backdate a Policy, upon request, by assigning an Policy Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy. Backdating may be desirable, for example, so that you can purchase a particular Policy Specified Amount for lower Cost of Insurance Rate based on a younger insurance age. For a backdated Policy, you must pay the premium for the period between the Issue Date and the date the application is received at the Home Office. For a backdated Policy, we will assess policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the Policy's Issue Date. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.


-PREMIUM ALLOCATIONS

We will allocate premium payments, net of the premium tax charge and Federal DAC tax, plus interest earned prior to the Allocation Date, among the General Account and the divisions of the Separate Account in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5% and allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Home Office. Prior to the Allocation Date, the initial net premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

You may change your premium allocation instructions at any time. Your request may be written or by telephone, so long as the proper telephone authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

-DEATH BENEFIT OPTIONS

At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable upon the Second Death depends upon which Death Benefit Option you choose.

Under OPTION 1 the Death Benefit will be the greater of the current Specified Amount or the Accumulation Value on the Second Death multiplied by the corridor percentage, as described below.

Under OPTION 2 the Death Benefit will be the greater of the current Specified Amount plus the

Accumulation Value on the Second Death or the Accumulation Value on the Second Death multiplied by the corridor percentage, as described below.

The corridor percentage is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws. Following is a complete list of corridor percentages.

                        CORRIDOR PERCENTAGES
                (ATTAINED AGE OF THE YOUNGER INSURED
               AT THE BEGINNING OF THE CONTRACT YEAR)

     AGE      %     AGE      %      AGE     %       AGE      %
     ---      -     ---      -      ---     -       ---      -
    0-40   250%      50    185%     60    130%      70     115%
     41    243       51    178      61    128       71     113
     42    236       52    171      62    126       72     111
     43    229       53    164      63    124       73     109
     44    222       54    157      64    122       74     107
     45    215       55    150      65    120      75-90   105
     46    209       56    146      66    119       91     104
     47    203       57    142      67    118       92     103
     48    197       58    138      68    117       93     102
     49    191       59    134      69    116       94+    101

Under both Option 1 and Option 2, the Death Benefit will be reduced by a Withdrawal. (See "Withdrawals") The Death Benefit payable under either Option will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

The Death Benefit will be set at 101% of the cash value on the Policy Anniversary Date nearest the Younger Insured's Attained Age 100.

After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection from Option 1 to Option 2, or vice versa, by sending us a request in writing. If you change the Death Benefit option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. We will require evidence of insurability on a request for a change from Option 1 to Option 2.

-TRANSFERS AND ALLOCATIONS
TO FUNDING OPTIONS

You may transfer all or part of the Accumulation Value to any other Portfolio or to the General Account at any time. Funds may be transferred between the Portfolios or from the Portfolios to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we may impose a transfer charge of $50, which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a Transfer Charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a Transfer Charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. While you are doing this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating classes of the Insureds at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Rebalancing and loan repayments, we allow transfers out of the General Account to the Divisions only once in every 180 days and limit their amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral, or (b) $100,000. Any other transfer rules, including minimum transfer amounts, also apply. We reserve the right to modify these restrictions.

We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions of the Separate Account will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.

We reserve the right to refuse or restrict transfers made by third-party agents on behalf of Policyowners or pursuant to market timing services when we determine that such transfers will be detrimental to the Portfolios, Policyowners or you.


-TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing, by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Home Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Internet transfers may not always be available.


We may also permit loans to be made by telephone, provided that your authorization form is one file with us. Only you may request loans by telephone.

We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

-AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more of the item when prices are low and less of it when prices are high.

You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Portfolio or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program. You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give us at least 30 days' notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at any time.

You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions between various types of investments on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis. There is no additional charge for the program.


You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features are not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.


Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs.

POLICY VALUES

-ACCUMULATION VALUE

The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional net premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the State Premium Tax and Federal DAC Tax Charges, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is

     (i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the net investment factor, described below, for the current Valuation Period, PLUS

     (ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, PLUS

     (iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, MINUS

     (iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, MINUS

     (v)  all withdrawals from the Division during the current Valuation Period.

Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the monthly deduction and increased by any Accumulation Value Adjustment allocated to the Divisions.

We will calculate a guaranteed monthly Accumulation Value Adjustment at the beginning of the second Policy Year and every Policy Year thereafter. The adjustment will be allocated among the General Account and the Divisions in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

     (i) is .0003333 in Policy Years 2 through 10 and .00025 in Policy Years 11 and thereafter;

     (ii) is the amount allocated to the Divisions at the beginning of the Policy Year;

     (iii) is the Type B loan balance at the beginning of the Policy Year; and

     (iv) is the Guideline Single Premium at issue under Section 7702 of the Code.

See "Policy Loans" for a description of Type B loans.

-UNIT VALUES

We credit Units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

-NET INVESTMENT FACTOR

The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting
(3) from the result, where:

(1)  is the sum of:

     (a) the Net Asset Value of a Fund share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

     (b) the per share amount of any dividend or capital gain distributions made for shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

(2) is the Net Asset Value of a Fund share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

(3) is the daily charge representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to a percentage of the daily Net Asset Value of Fund shares held in the Separate Account for that Division.

Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

-SURRENDER VALUE

The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Accumulation Value on the date of surrender; less (b) the Surrender Charge; less (c) the Loan Value plus any accrued interest. (See Charges Deducted Upon Surrender)

POLICY RIGHTS

-SURRENDERS

By Written Request, you may surrender or exchange the Policy under Section 1035 of the Internal Revenue Code for its Surrender Value at any time while one or both Insureds is alive. All insurance coverage under the Policy will end on the date of the Surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions of the Separate Account. (See Right to Defer Payment, Policy Settlement and Payment of Benefits)

-WITHDRAWALS

By Written Request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. A $50 Charge will be deducted from the amount of the Cash Value which you withdraw. We will also deduct a pro rata

Surrender Charge. The minimum amount of any withdrawal after the $50 charge is applied is $500. The amount you withdraw cannot exceed the Surrender Value.

Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows.

-    The Policy's Cash Value will be reduced by the amount of the withdrawal;

- The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge;

- Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge, unless the withdrawal is combined with a request to maintain the Specified Amount.

The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

If the Death Benefit Option for the Policy is Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below the $100,000.

If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-per-dollar reduction in the life insurance proceeds payable under the Policy.

You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See Right to Defer Payment, Policy Changes and Payment of Benefits)

-GRACE PERIOD

If your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction and you have not met Cumulative Minimum Premium requirements during the minimum premium period, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. Your Policy will go into "lapse pending status".

Written notice will be mailed to your last known address, according to our records, not less than 61 days before termination of the Policy. This notice will also be mailed to the last known address of any assignee of record.

The Policy will stay in force during the Grace Period. If the last surviving Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

If payment is not made within 61 days after the Monthly Anniversary Day, the Policy will terminate without value at the end of the Grace Period.

-REINSTATEMENT OF A LAPSED OR TERMINATED POLICY

If the Policy terminates as provided in its Grace Period benefit, it may be reinstated. To reinstate the Policy, the following conditions must be met:

-    The Policy has not been fully surrendered.

- You must apply for reinstatement within 5 years after the date of termination and before the Younger Insured's Attained Age 100.

-    We must receive evidence of insurability satisfactory to us.

- We must receive a premium payment sufficient to keep the Policy in force for the current month plus two additional months.

- If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan before we reinstate the Policy.

- Supplemental Benefits will be reinstated only with our consent. (See Grace Period and Premium Payments)

-COVERAGE BEYOND YOUNGER INSURED'S ATTAINED AGE 100

At the younger Insured's Attained Age 100, we will make several changes to your Policy as follows:

-    the Death Benefit Option in effect may not be changed;

-    no further premiums will be accepted;

-    no further Monthly Deductions will be taken;

-    the Monthly Accumulation Value Adjustment will no longer apply;

- the interest rate charged to Type A and B Policy Loans will be set equal to the rate credited to the portion of the Accumulation Value in the General Account being held as collateral on the Policy Loan; and

- Any riders attached to the Policy will terminate as stipulated in the riders' termination provision.

-RIGHT TO DEFER PAYMENT

Payments of any Separate Account Value will be made within 7 days after our receipt of your Written Request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of Full Surrender and Withdrawal Values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

-POLICY LOANS

We will grant loans at any time after the expiration of the Right of Policy Examination. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt.

We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "OTHER MATTERS--Postponement of Payments". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and an Insured is living, you may repay your loan in whole or in part at any time without penalty.

Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions of the Separate Account and the existing General Account value that is not already allocated to secure a Policy Loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 4%.

We will charge interest on any outstanding Policy Debt with the interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans, which is an effective annual rate of 4%. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged an effective annual interest rate of 6%. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. Once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal.

If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

You may repay the Policy Debt, in whole or in part, at any time during either Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: We will apply payments as premium in the amount of the Planned Periodic Premium, received at the Premium Frequency, unless you specifically designate the payment as a loan repayment. We will apply payments in excess of the Planned Periodic Premium or payments received other than at the Premium Frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt. If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.

An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 90% or $9,000, leaving a new Surrender Value of $1,000. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding Policy Loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Loan Value is not credited with the investment experience of the Funds.

-POLICY CHANGES

You may make changes to your Policy, as described below, by submitting a Written Request to our Home Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

DECREASE IN SPECIFIED AMOUNT

You may decrease the Specified Amount of this Policy after the 1st Policy Year by sending a written request and the Policy to our home office. However:

-    Any decrease must be at least $25,000

-    Any decrease will affect your cost of insurance charge

- Any decrease may affect the monthly Accumulation Value Adjustment but will not affect the amount available for a Type A loan

- Any decrease will be effective on the Monthly Anniversary Date after the Date of Receipt of the request

-    A pro rata Surrender Charge will be assessed

-    Any decrease may result in federal tax implications (See "Federal Tax
     Matters")

-    No decrease may decrease the Specified Amount below $100,000.

CHANGE IN DEATH BENEFIT OPTION

Any change in the Death Benefit Option is subject to the following conditions:

- The change will take effect on the Monthly Deduction Day on or next following the date on which your Written Request is received.

-    There will be no change in the Surrender Charge.

-    Evidence of insurability may be required.

- Changes from Option 1 to 2 will be allowed at any time while this Policy is in force, subject to evidence of insurability satisfactory to us. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value at the time of the change.

- If the change decreases the Specified Amount below the minimum of $100,000, we will increase the Specified Amount to $100,000.

- Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change. (See Surrender Charge and Right of Policy Examination)

-RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Home Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law). Return the Policy to Jefferson Pilot Financial Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to you within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium, and any other premiums we receive, in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

-SUPPLEMENTAL BENEFITS

The supplemental benefits currently available as riders to the Policy include the following:

- GUARANTEED DEATH BENEFIT RIDER--guarantees that the Policy will stay in force during the guarantee period specified in the rider with a Death Benefit equal to the Specified Amount, subject to the terms of the rider.

- AUTOMATIC INCREASE RIDER--allows for scheduled annual increases in Specified Amount, subject to the terms of the rider.

- POLICY SPLIT OPTION RIDER--allows you to exchange the Policy for two individual policies one on each Insured named in the Policy, subject to the terms of the rider.

- ESTATE PROTECTION RIDER--provides for an increase in Specified Amount in Policy Years 1 through 4, subject to the terms of the rider.

- SPECIFIED INSURED TERM RIDER--provides term insurance on one of Insureds, subject to terms of the rider.

These riders may not be available in all states.

Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are described in your Policy.

DEATH BENEFIT

The Death Benefit under the Policy will be paid in a lump sum unless you or the beneficiary have elected that they be paid under one or more of the available Settlement Options.

Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the Second Death, unless you have made an irrevocable election.

All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

(See "Right to Defer Payment" and "Policy Settlement")

POLICY SETTLEMENT

We will pay proceeds in whole or in part in the form of a lump sum or the Settlement Options available under the Policy upon the death of the Surviving Insured or upon Surrender or upon maturity.

A Written Request may be made to elect, change or revoke a Settlement Option before payments begin under any Settlement Option. This request will take effect upon its filing at our Home Office. If you have not elected a Settlement Option when the Death Benefit becomes payable to the beneficiary, that beneficiary may make the election.

-SETTLEMENT OPTIONS

The following Settlement Options are available under the Policy:

OPTION A--INSTALLMENTS OF A SPECIFIED AMOUNT. Payments of an agreed amount to be made monthly until the proceeds and interest are exhausted.

OPTION B--INSTALLMENTS FOR A SPECIFIED PERIOD. Payments to be made monthly for an agreed number of years.

OPTION C--LIFE INCOME. Payments to be made each month for the lifetime of the payee. We guarantee that payments will be made for a minimum of 10, 15 or 20 years, as agreed upon.

OPTION D--INTEREST. We will pay interest on the proceeds we hold, calculated at the compound rate of 3% per year. We will make interest payments at 12, 6, 3 or 1 month intervals.

OPTION E--INTEREST: RETAINED ASSET ACCOUNT (PERFORMANCE PLUS ACCOUNT). We will pay interest on the proceeds we hold, based on the floating 13-week U.S. Treasury Bill rate fixed quarterly. The payee can write checks against such account at any time and in any amount up to the total in the account. The checks must be for a minimum of $250.

The interest rate for Options A, B and D will not be less than 3% per year. The interest rate for Option C will not be less than 2.5% per year. The interest rate for Option E will not be less than 2% per year.

Unless otherwise stated in the election of any option, the payee of the policy benefits shall have the right to receive the withdrawal value under that option. For Options A, D and E, the withdrawal value shall be any unpaid balance of proceeds plus accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. We will calculate this withdrawal value on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of any remaining guaranteed payments. If the payee is alive at the end of the guarantee period, we will resume the payment on that date. The payment will then continue for the lifetime of the payee.

If the payee of policy benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Policy.

At least $25,000 of Policy proceeds must be applied to each settlement option chosen. We reserve the right to change payment intervals to increase payments to $250 each.

CALCULATION OF SETTLEMENT OPTION VALUES

The value of the Settlement Options will be calculated as set forth in the Policy.

THE COMPANY

Jefferson Pilot Financial Insurance Company ("JP Financial" or "the Company") is a stock life insurance company chartered in 1903 in Tennessee. Prior to May 1, 1998, JP Financial was known as Chubb Life Insurance Company of America. In 1991 Chubb Life redomesticated from the State of Tennessee to the State of New Hampshire. Effective April 30, 1997, Chubb Life, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company effective May 1, 1998. On June 12, 2000, the Company redomesticated from the State of New Hampshire to the State of Nebraska and is now a Nebraska life insurance company. JP Financial's home office and service center are located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.

We are licensed to do life insurance business in forty-nine states of the United States, Puerto Rico, the U.S. Virgin Islands, Guam, the Commonwealth of the Northern Mariana Islands and in the District of Columbia.


At December 31, 2001 the Company and its subsidiaries had total assets of approximately $15.9 billion and had over $173.8 billion of insurance in force, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including the Company) were approximately $29.9 billion.


The Company writes individual life insurance and annuities. It is subject to New Hampshire law governing insurance.

The Company is currently rated AAA (Exceptionally Strong) by Fitch IBCA, AAA (Exceptionally Strong) by Standard & Poor's Corporation and A++ (Superior) by a.m. Best and Company. These ratings do not apply to JPF Separate Account C, but reflect the opinion of the rating companies as to our relative financial strength and ability to meet our contractual obligations to our policyowners.

DIRECTORS AND OFFICERS

                           MANAGEMENT OF JP FINANCIAL
                Executive Officers and Directors of JP Financial


                                                          DIRECTORS

                                                            PRINCIPAL OCCUPATION AND
NAME                                                        BUSINESS ADDRESS
Robert D. Bates                                             Executive Vice President
                                                            8801 Indian Hills Drive
                                                            Omaha, Nebraska 68114
Dennis R. Glass                                             Executive Vice President
                                                            (also serves as Executive Vice President, Chief Financial Officer of
                                                            Jefferson-Pilot Corporation and Jefferson-Pilot Life Insurance Company)
                                                            100 North Greene Street
                                                            Greensboro, North Carolina 27401
Kenneth C. Mlekush                                          President
                                                            (also serves as Executive Vice President of Jefferson-Pilot Life
                                                            Insurance Company)
                                                            100 North Greene Street
                                                            Greensboro, North Carolina 27401
Hoyt J. Phillips                                            Senior Vice President
                                                            (also serves as Senior Vice President of Jefferson-Pilot Life Insurance
                                                            Company)
                                                            100 North Greene Street
                                                            Greensboro, North Carolina 27401
David A. Stonecipher                                        Chairman and Chief Executive Officer
                                                            (also serves as President and Chief Executive Officer of Jefferson-Pilot
                                                            Life Insurance Company)
                                                            100 North Greene Street
                                                            Greensboro, North Carolina 27401

                                       EXECUTIVE OFFICERS (OTHER THAN DIRECTORS)

NAME                                                        POSITION
Charles C. Cornelio                                         Executive Vice President
John D. Hopkins                                             Executive Vice President, General Counsel
John C. Ingram                                              Executive Vice President
Mark E. Konen                                               Executive Vice President
Theresa M. Stone                                            Executive Vice President, Chief Financial Officer
Reggie D. Adamson                                           Senior Vice President
Ronald R. Angarella                                         Senior Vice President
Sandra K. Callahan                                          Senior Vice President
Leonard A. Cavallaro                                        Senior Vice President
Michael C. Denton                                           Senior Vice President
Phillip Elam II                                             Senior Vice President
Donald M. Kane                                              Senior Vice President
Frank G. Mahoney                                            Senior Vice President
Paul D. Ochsner                                             Senior Vice President


                                       26

NAME                                                        POSITION
Bruce G. Parker, Jr.                                        Senior Vice President
Hal B. Phillips, Jr.                                        Senior Vice President
Robert W. Powell                                            Senior Vice President
William L. Seawell II                                       Senior Vice President
Richard T. Stange                                           Senior Vice President, Deputy General Counsel
James R. Abernathy                                          Vice President
Thomas L. Bass, Jr.                                         Vice President
Rick L. Bender                                              Vice President
Jennifer K. Bowen                                           Vice President
Anna A. Brooks                                              Vice President
H. Lusby Brown                                              Vice President
Michael Burns                                               Vice President
Margaret O. Cain                                            Vice President
James R. Castle                                             Vice President
Michael A. Cataldo                                          Vice President
Thomas R. Charest                                           Vice President
Wendalyn J. Chase                                           Vice President
Dean F. Chatlain                                            Vice President
Rebecca M. Clark                                            Vice President
Jeffrey D. Coutts                                           Vice President
Daniel T. Cowperthwaite                                     Vice President
Patricia B. Creedon                                         Vice President
Bradford Crockett                                           Vice President
Robert Culver                                               Vice President
Charles D. Cunningham, Jr.                                  Vice President
Gary E. Dace                                                Vice President
Nicholas E. Dayan                                           Vice President
Jerry D. Driver, Jr.                                        Vice President
Kenneth S. Dwyer                                            Vice President
Henry C. Edmiston, Jr.                                      Vice President
Ronald H. Emery                                             Vice President
Thomas C. Eusebio                                           Vice President
Randal J. Freitag                                           Vice President
William W. Hanby                                            Vice President
Gregg A. Hansen                                             Vice President
Susan K. Harpster                                           Vice President
Carol. R. Hardiman                                          Vice President
James A. Hoffman, II                                        Vice President
Linda U. Hoitt                                              Vice President
Clyde Honaker, Jr.                                          Vice President
Vernon A. Horne                                             Vice President
C. Lindsay Ingram                                           Vice President
Chris J. Jakubson                                           Vice President
Richard A. Kapanka                                          Vice President
John L. Knowles, Jr.                                        Vice President
Patrick A. Lang                                             Vice President
Shari J. Lease                                              Vice President
Valerie W. Loftin                                           Vice President
James. E. MacDonald, Jr.                                    Vice President


                                       27

NAME                                                        POSITION

Steven R. McManis                                           Vice President
Robert T. Martin                                            Vice President
Paul E. Malm                                                Vice President
Marvin L. Maynard                                           Vice President
Donna L. Metcalf                                            Vice President
Fred O. Meuschke                                            Vice President
W. Hardee Mills, Jr.                                        Vice President
Thomas E. Murphy, Jr. M.D.                                  Vice President
Hector C. Newton III                                        Vice President
Lisa H. O'Day                                               Vice President
Robert A. Peters                                            Vice President
Robert A. Reed                                              Vice President, Secretary
Ronald W. Reed                                              Vice President
Anthony R. Riccio                                           Vice President
Robert C. Risk                                              Vice President
Reginald J. Roberson                                        Vice President
Frank E. Robinson, M.D.                                     Vice President
Daniel W. Rood                                              Vice President
James M. Sandelli                                           Vice President
Robert E. Scheppegrell                                      Vice President
Susan C. Schoenfeld                                         Vice President
Julianne H. Sherrets                                        Vice President
Russell C. Simpson                                          Vice President and Treasurer
Steven A. Stanley                                           Vice President
Francis A. Sutherland, Jr.                                  Vice President
Cynthia K. Swank                                            Vice President
John A. Thomas                                              Vice President
Cynthia A. Thramer                                          Vice President
John S. Valickus                                            Vice President
John C. Wayland                                             Vice President
John A. Weston                                              Vice President
Robert H. Whalen                                            Vice President


The officers and employees of JP Financial who have access to the assets of Separate Account A are covered by a fidelity bond issued by American International Group in the amount of $6,000,000.


ADDITIONAL INFORMATION

-REPORTS TO POLICYOWNERS

We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

     1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

     2.   A statement of all premiums paid and all charges incurred;

     3. The balance of outstanding Policy Loans for the previous calendar year;

     4.   Any reports required by the 1940 Act.

We will promptly mail confirmation notices at the time of the following transactions:

     1.   policy issue;

     2.   receipt of premium payments;

     3.   initial allocation among Divisions on the Allocation Date;

     4.   transfers among Divisions;

     5.   change of premium allocation;

     6.   change between Death Benefit Option 1 and Option 2;

     7.   increases or decreases in Specified Amount;

     8.   withdrawals, surrenders or loans;

     9.   receipt of loan repayments;

     10.  reinstatements; and

     11.  redemptions due to insufficient funds.

-RIGHT TO INSTRUCT VOTING OF FUND SHARES

In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Fund will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

We will cast the votes at meetings of the shareholders of the Fund and our votes will be based on instructions received from Policyowners. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Fund in our right, we may elect to do so.

We will vote Fund shares for which we do not receive timely instructions and Fund shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Fund through the Separate Account.

-DISREGARD OF VOTING INSTRUCTIONS

When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund.

We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a fund would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

-STATE REGULATION

Jefferson Pilot Financial Insurance Company is governed under the laws of the state of Nebraska. An annual statement is filed with the Nebraska Insurance Commissioner on or before March 1 of each year covering the operations and reporting on the financial condition of JP Financial as of December 31 of the preceding year. Periodically, the Commissioner examines the assets and liabilities of JP Financial and Separate Account C and verifies their adequacy and a full examination of JP Financial's operations is conducted by the Commissioner at least every five years.

In addition, JP Financial is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

We will offer the Policy for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in endorsements to the Policy.

-LEGAL MATTERS

We know of no pending material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in the prospectus has been passed on by our Counsel. The law firm of Jorden Burt Boros Cicchetti Berenson & Johnson, 1025 Thomas Jefferson Street, Suite 400, East Lobby, Washington, DC 20007-5201, serve as our Special Counsel with regard to the federal securities laws.

-THE REGISTRATION STATEMENT

We have filed a Registration Statement under the Securities Act of 1933 relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to SEC rules and regulations. You should refer to the instrument as filed to obtain any omitted information.

-FINANCIAL STATEMENTS

Our financial statements which are included in the Prospectus should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.

-EMPLOYMENT BENEFIT PLANS

Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

-DISTRIBUTION OF THE POLICY

Jefferson Pilot Variable Corporation (JPVC), a North Carolina Corporation incorporated on January 13, 1970, will serve as principal underwriter of the securities offered under the Policy as defined by the federal securities laws. The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell policies directly.

We will pay commissions under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to registered representatives are not expected to exceed 90% of first year target premium and 5% of first year excess premium, and 5% of target premium for the second through fifteenth policy years for both renewals and excess premium. Compensation arrangements vary among broker-dealers. Override payments, expense allowances and bonuses based on specific production levels may be paid. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing compensation. Except as previously described in this prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.

-INDEPENDENT AUDITORS


The financial statements of the JPF Separate Account C of Jefferson Pilot Financial Insurance Company as of December 31, 2001, and for the periods indicated therein, appearing in this Prospectus and this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The audited consolidated financial statements of Jefferson Pilot Financial Insurance Company and subsidiaries as of December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, appearing in this Prospectus and this Registration Statement, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.



GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may reduce the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also reduce or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP Financial policy or a policy of any JP Financial affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales and administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

TAX MATTERS

-GENERAL

Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

-FEDERAL TAX STATUS OF THE COMPANY

We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should it be imposed in the future.

-LIFE INSURANCE QUALIFICATION

The Policy contains provisions not found in traditional life insurance policies. Moreover, the Code does not directly address how it applies to survivorship policies. In the absence of final regulations or other guidance under the Code regarding this form of Contract, there is necessarily some uncertainty as to whether a survivorship policy will meet the code's definition of life insurance contract. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the death benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

The Policy is intended to qualify as life insurance under the Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time the premium paid under the Policy exceeds the amount allowable for such qualification, we will refund the premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within such 60-day period, the excess premium will be held in a separate deposit fund and credited with interest until refunded to you. The interest rate used on any refund, or credited to the separate deposit fund created by this provision will be the excess premiums. We may notify you of other options available to you to keep your policy in compliance. You may also choose to have the Policy become a modified endowment contract.

A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured persons and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the policy at the time of such change. A materially changed Policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in death benefit option, the selection of additional benefits, the restoration of a terminated policy and certain other changes.

If the benefits under your Policy are reduced, for example, by requesting a decrease in Face Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment unless you request a refund of the excess premium, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which terminates and is restored, will also be considered a modified endowment.

If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first") basis; distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

A 10% penalty tax will apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 591/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payment for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the policy year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that accumulation value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includible in income, all modified endowment contract policies that fail the above-described tests which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract. The Secretary of the Treasury is also authorized to issue regulations in this connection.

In addition to the distribution rules for modified endowment contracts, the Code and proposed regulations thereunder require that reasonable mortality and other charges be used in satisfying the definition of life insurance. The death benefit under a policy which meets this definition will continue to be excluded from the beneficiary's gross income. We believe that the Policies meet this definition. As long as a policy does not violate the tests described above, it will not fail to meet the tests of the Code and the general tax provisions described herein still apply.

The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, the United States Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser or attorney for more complete tax information, specifically regarding the applicability of the Code provisions to your situation.

Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness.

You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 Policy Years may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includible in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser or attorney as to the tax implications of these matters.

In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary. If the Policyowner is the last surviving Insured, the Death Benefit proceeds will generally be includible in the Policyowner's estate on his or her death for purposes of the federal estate tax. If the Policyowner dies and was not the last surviving Insured, the fair market value of the Policy may be included in the Policyowner's estate. In general, Death Benefit proceeds are not included in the last surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account C to be includible in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

-CHARGES FOR JP FINANCIAL INCOME TAXES

We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance operations in our tax return in accordance with these rules.

Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

MISCELLANEOUS POLICY PROVISIONS

-THE POLICY

The Policy you receive, the application you make when you purchase the Policy, any applications for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forwarded to you.

We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

-PAYMENT OF BENEFITS

All benefits are payable at our Home Office. We may require submission of the Policy before we grant Policy Loans, make changes or pay benefits.

-SUICIDE AND INCONTESTABILITY

SUICIDE EXCLUSION--In most states, if one or both Insureds die by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal.

INCONTESTABILITY--We will not contest or revoke the insurance coverage provided under the Policy after the Policy has been in force during the lifetime of each Insured for two years from the date of issue or reinstatement.

-PROTECTION OF PROCEEDS

To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

-NONPARTICIPATION

The Policy is not entitled to share in our divisible. No dividends are payable.

-CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Home Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your Written Request was signed.

The Policy may also be assigned. No assignment of Policy will be binding on us unless made in writing and sent to us at our Home Office. We will use reasonable procedures to confirm that the assignment is authentic. Otherwise, we are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

-MISSTATEMENTS

If the age or sex of either Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

APPENDIX A

-ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

Following are a series of tables that illustrate how the Accumulation Values, Cash Values and Death Benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to Insureds of a given age and given premium would vary over time if the return on the assets held in each Portfolio of the Funds were a constant gross annual rate of 0%, 6%, and 12%. The tables on pages A-2 through A-7 illustrate a Survivorship Policy issued to a male, age 55, under a standard rate non-smoker underwriting risk classification and a female, age 50, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years.

The amount of the Accumulation Value exceeds the Cash Value during the first nine policy years due to the Surrender Charge. For policy years ten and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates and assume a monthly accumulation value adjustment. The current cost of insurance rates, which may be modified at any time, are based on the sex, issue ages, policy year, and rating class of the Insured(s). The Accumulation values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table Male and Female. The fifth and eighth columns illustrate the death benefit of a Policy over the designated period. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I or Option II death benefits are illustrated.

The amounts shown for the Death Benefit, Accumulation Values, and Cash values reflect the fact that the net investment return of the Divisions of Separate Account C is lower than the gross rates of return on the assets in the Portfolios, as a result of expenses paid by the Portfolios and charges levied against the Divisions of Separate Account C.


The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .68% of the aggregate average daily net assets of the Portfolios plus an assumed charge of .30% of the aggregate average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2001. The .68% investment advisory fee is an average of the individual investment advisory fees of the twenty-six Portfolios. The ..30% expense figure is an average of the net assets for the Jefferson Pilot Variable Fund Portfolios, the Templeton International Securities Fund, the American Century VP Portfolios, the Ayco Growth Fund, the Fidelity VIP and VIP II Portfolios, MFS Portfolios, the PIMCO Total Return Bond Portfolio, the ProFunds, the Scudder VIT Small Cap Index Fund, the T. Rowe Price Mid-Cap Growth Portfolio and the Vanguard VIF Portfolios. Expenses for the unaffiliated Portfolios were provided by the investment managers for these portfolios and JP Financial has not independently verified such information. The policy values also take into account a daily charge to each Division of Separate Account C for the Mortality and Expense Risk Charge, which is equivalent to a charge at a current annual rate of 1.00% of the average net assets of the Divisions of Separate Account C in Policy Years 1 through 10 and .40% in Policy Years 11 and thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate current net annual rates of -1.98%, 4.02%, and 10.02%, respectively, and approximate guaranteed net annual rates of -2.23%, 3.77% and 9.77%, respectively.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
      ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I                                     ASSUMED HYPOTHETICAL GROSS ANNUAL RATE
MALE NON-SMOKER ISSUE AGE 55                                    OF RETURN (1):          ( CURRENT)       12%     (10.02% NET)
FEMALE NON-SMOKER ISSUE AGE 50                                                          (GUARANTEED)     12%      (9.77% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT                                     ASSUMED ANNUAL PREMIUM(2):  $10,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION       CASH           DEATH          ACCUMULATION         CASH           DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------       ------------      --------      ----------        ------------       --------      ----------
    1            10,500                 7,410               0     1,000,000               7,390               0     1,000,000
    2            21,525                16,623           7,263     1,000,000              16,561           7,201     1,000,000
    3            33,101                27,796          18,436     1,000,000              27,664          18,304     1,000,000
    4            45,256                39,913          30,553     1,000,000              39,676          30,316     1,000,000
    5            58,019                53,041          43,681     1,000,000              52,658          43,298     1,000,000
    6            71,420                67,247          59,757     1,000,000              66,672          59,182     1,000,000
    7            85,491                82,607          76,987     1,000,000              81,785          76,165     1,000,000
    8           100,266                99,368          95,628     1,000,000              98,070          94,330     1,000,000
    9           115,779               117,841         115,971     1,000,000             115,606         113,736     1,000,000
   10           132,068               138,183         138,183     1,000,000             134,475         134,475     1,000,000
   11           149,171               161,879         161,879     1,000,000             155,711         155,711     1,000,000
   12           167,130               188,104         188,104     1,000,000             178,632         178,632     1,000,000
   13           185,986               217,106         217,106     1,000,000             203,350         203,350     1,000,000
   14           205,786               24,9250         24,9250     1,000,000             230,018         230,018     1,000,000
   15           226,575               284,878         284,878     1,000,000             258,810         258,810     1,000,000
   16           248,404               324,353         324,353     1,000,000             289,893         289,893     1,000,000
   17           271,324               368,087         368,087     1,000,000             323,466         323,466     1,000,000
   18           295,390               416,544         416,544     1,000,000             359,777         359,777     1,000,000
   19           320,660               470,243         470,243     1,000,000             399,134         399,134     1,000,000
   20           347,193               529,766         529,766     1,000,000             441,899         441,899     1,000,000
   25           501,135               941,839         941,839     1,007,768(4)          726,067         726,067     1,000,000
   30           697,608             1,637,997       1,637,997     1,719,897(4)        1,222,806       1,222,806     1,283,947(4)
   35           948,363             2,794,146       2,794,146     2,933,853(4)        2,030,477       2,030,477     2,132,001(4)
   40         1,268,398             4,695,208       4,695,208     4,929,968(4)        3,283,589       3,283,589     3,447,768(4)
   45         1,676,852             7,861,136       7,861,136     7,939,748(4)        5,300,631       5,300,631     5,353,638(4)
   50         2,198,154            13,212,151      13,212,151    13,344,272(4)        8,617,533       8,617,533     8,703,708(4)

(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 10.62% on the current basis and 10.17% on the guaranteed basis.

(2) Assumes a $10,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
      ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I                                     ASSUMED HYPOTHETICAL GROSS ANNUAL RATE
MALE NON-SMOKER ISSUE AGE 55                                    OF RETURN (1):          ( CURRENT)        6%      (4.02% NET)
FEMALE NON-SMOKER ISSUE AGE 50                                                          (GUARANTEED)      6%      (3.77% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT                                       ASSUMED ANNUAL PREMIUM(2):  $10,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION        CASH           DEATH          ACCUMULATION         CASH           DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------       ------------      --------      ----------        ------------       --------      ----------
    1            10,500                 6,929               0      1,000,000              6,909               0      1,000,000
    2            21,525                15,164           5,804      1,000,000             15,105           5,745      1,000,000
    3            33,101                24,735          15,375      1,000,000             24,613          15,253      1,000,000
    4            45,256                34,520          25,160      1,000,000             34,309          24,949      1,000,000
    5            58,019                44,498          35,138      1,000,000             44,170          34,810      1,000,000
    6            71,420                54,642          47,152      1,000,000             54,168          46,678      1,000,000
    7            85,491                64,924          59,304      1,000,000             64,273          58,653      1,000,000
    8           100,266                75,474          71,734      1,000,000             74,449          70,709      1,000,000
    9           115,779                86,470          84,600      1,000,000             84,658          82,788      1,000,000
   10           132,068                97,914          97,914      1,000,000             94,849          94,849      1,000,000
   11           149,171               110,886         110,886      1,000,000            105,745         105,745      1,000,000
   12           167,130               124,409         124,409      1,000,000            116,564         116,564      1,000,000
   13           185,986               138,546         138,546      1,000,000            127,217         127,217      1,000,000
   14           205,786               153,280         153,280      1,000,000            137,583         137,583      1,000,000
   15           226,575               168,621         168,621      1,000,000            147,529         147,529      1,000,000
   16           248,404               184,565         184,565      1,000,000            156,902         456,902      1,000,000
   17           271,324               201,109         201,109      1,000,000            165,536         165,536      1,000,000
   18           295,390               218,286         218,286      1,000,000            173,247         173,257      1,000,000
   19           320,660               236,108         236,108      1,000,000            179,838         179,838      1,000,000
   20           347,193               254,556         254,556      1,000,000            185,068         185,068      1,000,000
   25           501,135               355,188         355,188      1,000,000            177,142         177,142      1,000,000
   30           697,608               462,169         462,169      1,000,000             42,228          42,228      1,000,000
   35           948,363               563,555         563,555      1,000,000                  0               0              0
   40         1,268,398               650,258         650,258      1,000,000                  0               0              0
   45         1,676,852               724,524         724,524      1,000,000                  0               0              0
   50         2,198,154               806,349         806,349      1,000,000                  0               0              0

(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 4.62% on the current basis and 4.17% on the guaranteed basis.

(2) Assumes a $10,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
      ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I                                     ASSUMED HYPOTHETICAL GROSS ANNUAL RATE
MALE NON-SMOKER ISSUE AGE 55                                    OF RETURN (1):          ( CURRENT)        0%     (-1.98% NET)
FEMALE NON-SMOKER ISSUE AGE 50                                                          (GUARANTEED)      0%     (-2.23% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT                                       ASSUMED ANNUAL PREMIUM(2):  $10,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION       CASH           DEATH           ACCUMULATION        CASH           DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------       ------------      --------      ----------        ------------       --------      ----------
    1            10,500                 6,449               0      1,000,000              6,429               0      1,000,000
    2            21,525                13,766           4,406      1,000,000             13,709           4,349      1,000,000
    3            33,101                21,910          12,550      1,000,000             21,797          12,437      1,000,000
    4            45,256                29,726          20,366      1,000,000             29,538          20,178      1,000,000
    5            58,019                37,191          27,831      1,000,000             36,911          27,551      1,000,000
    6            71,420                44,277          36,787      1,000,000             43,888          36,398      1,000,000
    7            85,491                50,954          45,334      1,000,000             50,441          44,821      1,000,000
    8           100,266                57,351          53,611      1,000,000             56,538          52,798      1,000,000
    9           115,779                63,637          61,767      1,000,000             62,144          60,274      1,000,000
   10           132,068                69,796          69,796      1,000,000             67,215          67,215      1,000,000
   11           149,171                76,693          76,693      1,000,000             72,356          72,356      1,000,000
   12           167,130                83,477          83,477      1,000,000             76,850          76,850      1,000,000
   13           185,986                90,125          90,125      1,000,000             80,608          80,608      1,000,000
   14           205,786                96,609          96,609      1,000,000             83,514          83,514      1,000,000
   15           226,575               102,914         102,914      1,000,000             85,442          85,442      1,000,000
   16           248,404               109,002         109,002      1,000,000             86,248          86,248      1,000,000
   17           271,324               114,837         114,837      1,000,000             84,775          84,775      1,000,000
   18           295,390               120,386         120,386      1,000,000             83,849          83,849      1,000,000
   19           320,660               125,604         125,604      1,000,000             80,292          80,292      1,000,000
   20           347,193               130,425         130,425      1,000,000             74,874          74,874      1,000,000
   25           501,135               145,625         145,625      1,000,000              6,694           6,695      1,000,000
   30           697,608               129,083         129,083      1,000,000                  0               0              0
   35           948,363                41,359          41,359      1,000,000                  0               0              0
   40                 0                     0               0              0                  0               0              0
   45                 0                     0               0              0                  0               0              0
   50                 0                     0               0              0                  0               0              0

(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals -1.38% on the current basis and -1.83% on the guaranteed basis.

(2) Assumes a $10,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
     ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II                                    ASSUMED HYPOTHETICAL GROSS ANNUAL RATE
MALE NON-SMOKER ISSUE AGE 55                                    OF RETURN (1):            ( CURRENT)       12%     (10.02% NET)
FEMALE NON-SMOKER ISSUE AGE 50                                                            (GUARANTEED)     12%      (9.77% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT                                       ASSUMED ANNUAL PREMIUM(2):  $10,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION        CASH          DEATH           ACCUMULATION         CASH           DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------       ------------      --------      ----------        ------------       --------      ----------
    1            10,500                 7,410               0      1,007,410              7,390               0      1,007,390
    2            21,525                16,620           7,260      1,016,620             16,558           7,198      1,016,558
    3            33,101                27,783          18,423      1,027,783             27,651          18,291      1,027,651
    4            45,256                39,879          30,519      1,039,879             39,642          30,282      1,039,642
    5            58,019                52,965          43,605      1,052,965             52,583          43,223      1,052,583
    6            71,420                67,099          59,609      1,067,099             66,526          59,036      1,066,526
    7            85,491                82,340          76,720      1,082,340             81,521          75,901      1,081,521
    8           100,266                98,933          95,193      1,098,933             97,623          93,883      1,097,623
    9           115,779               117,195         115,325      1,117,195            114,884         113,014      1,114,884
   10           132,068               137,274         137,274      1,137,274            133,349         133,349      1,133,349
   11           149,171               160,647         160,647      1,160,647            154,004         154,004      1,154,004
   12           167,130               186,472         186,472      1,186,472            176,103         176,103      1,176,103
   13           185,986               214,977         214,977      1,214,977            199,673         199,673      1,199,673
   14           205,786               246,496         246,496      1,246,496            224,744         224,744      1,224,744
   15           226,575               281,341         281,341      1,281,341            251,347         251,347      1,251,347
   16           248,404               319,831         319,831      1,319,831            279,457         279,457      1,279,457
   17           271,324               362,314         362,314      1,362,314            309,033         309,033      1,309,033
   18           295,390               409,180         409,180      1,409,180            340,016         340,016      1,340,016
   19           320,660               460,846         460,846      1,460,846            372,338         372,338      1,372,338
   20           347,193               517,750         517,750      1,517,750            405,879         405,879      1,405,879
   25           501,135               898,752         898,752      1,898,752            582,147         582,147      1,582,147
   30           697,608             1,492,232       1,492,232      2,492,232            718,171         718,171      1,718,171
   35           948,363             2,389,587       2,389,587      3,389,587            679,664         679,664      1,679,664
   40         1,268,398             3,728,886       3,728,886      4,728,886            204,370         204,370      1,204,370
   45         1,676,852             5,756,232       5,756,232      6,756,232                  0               0              0
   50         2,198,154             8,919,607       8,919,607      9,919,607                  0               0              0

(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 10.62% on the current basis and 10.17% on the guaranteed basis.

(2) Assumes a $10,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
      ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II                                    ASSUMED HYPOTHETICAL GROSS ANNUAL RATE
MALE NON-SMOKER ISSUE AGE 55                                    OF RETURN (1):          ( CURRENT)        6%      (4.02% NET)
FEMALE NON-SMOKER ISSUE AGE 50                                                          (GUARANTEED)      6%      (3.77% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT                                     ASSUMED ANNUAL PREMIUM(2):  $10,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION        CASH           DEATH          ACCUMULATION         CASH           DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------       ------------      --------      ----------        ------------       --------      ----------
    1            10,500                 6,928               0      1,006,928              6,908               0      1,006,908
    2            21,525                15,161           5,801      1,015,161             15,102           5,742      1,015,102
    3            33,101                24,724          15,364      1,024,724             24,602          15,242      1,024,602
    4            45,256                34,491          25,131      1,034,491             34,280          24,920      1,034,280
    5            58,019                44,436          35,076      1,044,436             44,108          34,748      1,044,108
    6            71,420                54,525          47,035      1,054,525             54,052          46,562      1,054,052
    7            85,491                64,719          59,099      1,064,719             64,071          58,451      1,064,071
    8           100,266                75,154          71,414      1,075,154             74,120          70,380      1,074,120
    9           115,779                86,013          84,143      1,086,013             84,145          82,275      1,084,145
   10           132,068                97,298          97,298      1,097,298             94,082          94,082      1,094,082
   11           149,171               110,066         110,066      1,110,066            104,626         104,626      1,104,626
   12           167,130               123,394         123,394      1,123,394            114,974         114,974      1,114,974
   13           185,986               137,278         137,278      1,137,278            124,999         124,999      1,124,999
   14           205,786               151,710         151,710      1,151,710            134,542         134,542      1,134,542
   15           226,575               166,693         166,693      1,166,693            143,418         143,418      1,143,418
   16           248,404               182,206         182,206      1,182,206            151,421         151,421      1,151,421
   17           271,324               198,226         198,226      1,198,226            158,318         158,318      1,158,318
   18           295,390               214,758         214,758      1,214,758            163,585         163,585      1,163,585
   19           320,660               231,787         231,787      1,231,787            167,774         167,774      1,167,774
   20           347,193               249,253         249,253      1,249,253            169,747         169,747      1,169,747
   25           501,135               339,834         339,834      1,339,834            134,008         134,008      1,134,008
   30           697,608               413,908         413,908      1,413,908                  0               0              0
   35           948,363               420,295         420,295      1,420,295                  0               0              0
   40         1,268,398               280,342         280,342      1,280,342                  0               0              0
   45                 0                     0               0              0                  0               0              0
   50                 0                     0               0              0                  0               0              0

(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals 4.62% on the current basis and 4.17% on the guaranteed basis.

(2) Assumes a $10,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
      ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II                                    ASSUMED HYPOTHETICAL GROSS ANNUAL RATE
MALE NON-SMOKER ISSUE AGE 55                                    OF RETURN (1):          ( CURRENT)        0%     (-1.98% NET)
FEMALE NON-SMOKER ISSUE AGE 50                                                          (GUARANTEED)      0%     (-2.23% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT                                     ASSUMED ANNUAL PREMIUM(2):  $10,000

                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
   END         ACCUMULATED        ------------------------------------------        -------------------------------------------
   OF        AT 5% INTEREST       ACCUMULATION        CASH           DEATH          ACCUMULATION         CASH           DEATH
  YEAR          PER YEAR            VALUE(3)        VALUE(3)      BENEFIT(3)          VALUE(3)         VALUE(3)      BENEFIT(3)
  ----       --------------       ------------      --------      ----------        ------------       --------      ----------
    1            10,500                 6,449               0      1,006,449              6,429               0      1,006,429
    2            21,525                13,763           4,403      1,013,763             13,706           4,346      1,013,706
    3            33,101                21,900          12,540      1,021,900             21,787          12,427      1,021,787
    4            45,256                29,701          20,341      1,029,701             29,514          20,154      1,029,514
    5            58,019                37,140          27,780      1,037,140             36,860          27,500      1,036,860
    6            71,420                44,184          36,694      1,044,184             43,796          36,306      1,043,796
    7            85,491                50,798          45,178      1,050,798             50,287          44,667      1,050,287
    8           100,266                57,116          53,376      1,057,116             56,296          52,556      1,056,296
    9           115,779                63,315          61,445      1,063,315             61,781          59,911      1,061,781
   10           132,068                69,381          69,381      1,069,381             66,693          66,693      1,066,693
   11           149,171                76,175          76,175      1,076,175             71,624          71,624      1,071,624
   12           167,130                82,846          82,846      1,082,846             75,848          75,848      1,075,848
   13           185,986                89,368          89,368      1,089,368             79,264          79,264      1,079,264
   14           205,786                95,709          95,709      1,095,709             81,746          81,746      1,081,746
   15           226,575               101,851         101,851      1,101,851             83,152          83,152      1,083,152
   16           248,404               107,751         107,751      1,107,751             83,327          83,327      1,083,327
   17           271,324               113,366         113,366      1,113,366             82,104          82,104      1,082,104
   18           295,390               118,655         118,655      1,118,655             79,311          79,311      1,079,311
   19           320,660               123,566         123,566      1,123,566             74,772          74,772      1,074,772
   20           347,193               128,019         128,019      1,128,019             68,275          68,275      1,068,275
   25           501,135               139,889         139,889      1,139,889                  0               0              0
   30           697,608               115,039         115,039      1,115,039                  0               0              0
   35                 0                15,491          15,492      1,015,491                  0               0              0
   40                 0                     0               0              0                  0               0              0
   45                 0                     0               0              0                  0               0              0
   50                 0                     0               0              0                  0               0              0

(1) For policy years 11 and thereafter, the illustrated net annual rate of return equals -1.38% on the current basis and -1.83% on the guaranteed basis.

(2) Assumes a $10,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

          JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARIES

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2001 AND 2000 AND FOR THE THREE YEARS ENDED DECEMBER 31, 2001


CONTENTS

Report of Independent Auditors                                               F-1
Consolidated Balance Sheets                                                  F-2
Consolidated Statements of Income                                            F-4
Consolidated Statements of Stockholder's Equity                              F-5
Consolidated Statements of Cash Flows                                        F-6
Notes to Consolidated Financial Statements                                   F-7

                       THIS PAGE INTENTIONALLY LEFT BLANK

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Jefferson Pilot Financial Insurance Company and Subsidiaries

We have audited the accompanying consolidated balance sheets of Jefferson Pilot Financial Insurance Company (a wholly-owned subsidiary of Jefferson-Pilot Corporation) and subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jefferson Pilot Financial Insurance Company and subsidiaries at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the financial statements, in 2001 the Company changed its method of accounting for derivative financial instruments.


                                             /s/ Ernst & Young LLP


Greensboro, North Carolina
February 4, 2002

          JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                    (IN THOUSANDS, EXCEPT FOR SHARE AMOUNTS)


                                                                                                         DECEMBER 31,
                                                                                                ------------------------------
                                                                                                    2001               2000
                                                                                                -----------        -----------
ASSETS
Invested assets:
   Debt securities available-for-sale, at fair value (amortized cost
      2001-$7,690,285 and 2000-$7,908,166)                                                      $ 7,795,093        $ 7,895,890
   Debt securities held-to-maturity, at amortized cost (fair value
      2001-$1,458,334 and 2000-$1,546,741)                                                        1,433,827          1,538,991
   Equity securities available-for-sale, at fair value (cost 2001-$12,563
      and 2000-$17,163)                                                                              14,519             21,168
   Policy loans                                                                                     661,241            674,936
   Mortgage loans on real estate                                                                  1,200,040          1,168,188
   Real estate                                                                                       38,882             38,251
   Other investments                                                                                 19,835             11,900
                                                                                                -----------        -----------
Total investments                                                                                11,163,437         11,349,324

Cash and cash equivalents                                                                           154,699              4,244
Accrued investment income                                                                           154,276            160,080
Due from reinsurers                                                                               1,321,669          1,341,758
Deferred policy acquisition costs                                                                   560,285            469,637
Value of business acquired                                                                          659,634            739,575
Goodwill, net of accumulated amortization (2001-$38,648
   and 2000-$29,369)                                                                                269,952            279,017
Property and equipment, net of accumulated depreciation
   (2001-$29,580 and 2000-$36,890)                                                                   28,096             32,928
Assets held in separate accounts                                                                  1,546,760          1,603,235
Other assets                                                                                         92,398            165,020
                                                                                                -----------        -----------
                                                                                                $15,951,206        $16,144,818
                                                                                                ===========        ===========

See notes to consolidated financial statements.

                                                                                                         DECEMBER 31,
                                                                                                ------------------------------
                                                                                                   2001               2000
                                                                                                -----------        -----------
LIABILITIES
Policy liabilities:
   Policyholder contract deposits                                                               $10,039,459        $10,287,312
   Future policy benefits                                                                         1,217,947          1,289,323
   Policy and contract claims                                                                       141,193            130,862
   Premiums paid in advance                                                                           3,962              4,606
   Other policyholder funds                                                                         281,269            203,007
                                                                                                -----------        -----------
Total policy liabilities                                                                         11,683,830         11,915,110

Deferred federal income taxes                                                                        38,445                102
Payable to affiliates                                                                                51,220            120,570
Liabilities related to separate accounts                                                          1,546,760          1,603,235
Securities sold under repurchase agreements                                                         191,330            172,778
Accrued expenses and other liabilities                                                              199,802            205,415
                                                                                                -----------        -----------
                                                                                                 13,711,387         14,017,210

Commitments and contingencies

STOCKHOLDER'S EQUITY
   Common stock, par value $5 per share, 600,000 shares authorized,
      issued and outstanding                                                                          3,000              3,000
   Paid in capital                                                                                1,714,440          1,714,226
   Retained earnings                                                                                477,179            413,289
   Accumulated other comprehensive income                                                            45,200             (2,907)
                                                                                                -----------        -----------
                                                                                                  2,239,819          2,127,608
                                                                                                -----------        -----------
                                                                                                $15,951,206        $16,144,818
                                                                                                ===========        ===========

See notes to consolidated financial statements.

                       CONSOLIDATED STATEMENTS OF INCOME

                                 (IN THOUSANDS)

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------------
                                                                                      2001             2000             1999
                                                                                   ----------       ----------       ----------
REVENUES
Premiums and other considerations                                                  $1,059,086       $  946,074       $  446,917
Net investment income                                                                 809,275          831,743          726,928
Realized investment losses                                                            (54,729)         (12,866)          (4,333)
                                                                                   ----------       ----------       ----------
Total revenues                                                                      1,813,632        1,764,951        1,169,512

BENEFITS AND EXPENSES
Policy benefits and claims                                                          1,132,428        1,046,736          649,388
Commissions, net of deferrals                                                          32,482           17,398           14,896
General and administrative expenses, net of deferrals                                  89,021           91,149           39,275
Taxes, licenses and fees                                                               41,576           44,775           28,334
Amortization of intangibles                                                           174,678          190,608          118,368
                                                                                   ----------       ----------       ----------
Total benefits and expenses                                                         1,470,185        1,390,666          850,261
                                                                                   ----------       ----------       ----------
Income before federal income taxes and cumulative effect
   of change in accounting principle                                                  343,447          374,285          319,251

Federal income tax expense:
   Current                                                                            108,703          104,643           69,694
   Deferred                                                                            12,468           31,317           45,076
                                                                                   ----------       ----------       ----------
      Income taxes                                                                    121,171          135,960          114,770
                                                                                   ----------       ----------       ----------
Net income before cumulative effect of change
   in accounting principal                                                            222,276          238,325          204,481
Cumulative effect of change in accounting for derivative
   instruments, net of income taxes                                                     1,614               --               --
                                                                                   ----------       ----------       ----------
Net income                                                                         $  223,890       $  238,325       $  204,481
                                                                                   ==========       ==========       ==========

See notes to consolidated financial statements.

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                 (IN THOUSANDS)

                                                                                                                        TOTAL
                                                COMMON       PAID IN         RETAINED       ACCUMULATED OTHER       STOCKHOLDER'S
                                                STOCK        CAPITAL         EARNINGS     COMPREHENSIVE INCOME          EQUITY
                                               --------     ----------     -----------    --------------------      -------------
BALANCE, DECEMBER 31, 1998                      $3,000      $1,288,454      $ 330,483           $ 106,157            $1,728,094
Net income                                          --              --        204,481                  --               204,481
Other comprehensive income                          --              --             --            (207,370)             (207,370)
                                                                                                                     ----------
   Comprehensive income                                                                                                  (2,889)
Less dividends paid                                 --              --       (100,000)                 --              (100,000)
Acquisition of GLIC                                 --         425,884             --                  --               425,884
                                               ----------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999                       3,000       1,714,338        434,964            (101,213)            2,051,089
Net income                                          --              --        238,325                  --               238,325
Other comprehensive income                          --              --             --              98,306                98,306
                                                                                                                     ----------
   Comprehensive income                                                                                                 336,631
Less dividends paid                                 --              --       (260,000)                 --              (260,000)
Purchase price adjustment                           --            (112)            --                  --                  (112)
                                               ----------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000                       3,000       1,714,226        413,289              (2,907)            2,127,608
Net income                                          --              --        223,890                  --               223,890
Change in fair value of derivative
   financial instruments, net of
   income taxes                                     --              --             --               3,744                 3,744
Unrealized gain on available for sale
   securities, net of income taxes                  --              --             --              44,363                44,363
                                                                                                                     ----------
   Comprehensive income                                                                                                 271,997
Capital contribution from parent                    --             214             --                  --                   214
Less dividends paid                                 --              --       (160,000)                 --              (160,000)
                                               ----------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2001                      $3,000      $1,714,440      $ 477,179           $  45,200            $2,239,819
                                               ==================================================================================

See notes to consolidated financial statements.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------------
                                                                                      2001             2000             1999
                                                                                   ----------       ----------       ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $  223,890       $  238,325       $  204,481
Adjustments to reconcile net income to net cash provided
   by operating activities:
   Change in policy liabilities other than deposits                                    95,039           30,576            6,635
   Credits to policyholder accounts, net                                              (10,261)          19,747           52,210
   Deferral of policy acquisition costs, net                                         (112,068)        (139,312)        (105,561)
   Change in receivables and asset accruals                                            18,888           11,152             (450)
   Change in payables and expense accruals                                            (74,339)          57,539           59,476
   Realized investment losses                                                          54,729           12,866            4,333
   Depreciation and amortization                                                        7,927           14,052           20,915
   Amortization of value of business acquired, net                                     56,386           89,913           60,636
   Other                                                                              (37,053)          43,292           36,804
                                                                                   ----------       ----------       ----------
Net cash provided by operating activities                                             223,138          378,150          339,479
                                                                                   ----------       ----------       ----------

CASH FLOWS FROM INVESTING ACTIVITIES
Securities available-for-sale:
   Sales                                                                              202,408          686,711          690,758
   Maturities, calls and redemptions                                                  691,446          534,078          691,801
   Purchases                                                                         (709,233)        (981,389)      (1,574,808)
Securities held-to-maturity:
   Sales                                                                               17,264           10,992            4,868
   Maturities, calls and redemptions                                                  216,418          333,655          286,844
   Purchases                                                                         (144,395)        (104,001)          (3,640)
Repayments of mortgage loans                                                           61,955           46,642           40,859
Mortgage loans originated                                                             (90,116)         (97,590)        (279,375)
Decrease (increase) in policy loans, net                                               44,492          (28,495)         (22,168)
Other investing activities, net                                                        (7,253)          (1,140)           5,896
                                                                                   ----------       ----------       ----------
Net cash provided by (used in) investing activities                                   282,986          399,463         (158,965)
                                                                                   ----------       ----------       ----------

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder contract deposits                                                        841,413          838,382          834,017
Withdrawals of policyholder contract deposits                                      (1,055,634)      (1,377,548)        (965,290)
Net proceeds (payments) from securities sold under
   repurchase agreements                                                               18,552         (129,580)         151,986
Cash dividends paid                                                                  (160,000)        (260,000)        (100,000)
Other financing activities, net                                                            --           (1,295)          (4,184)
                                                                                   ----------       ----------       ----------
Net cash used in financing activities                                                (355,669)        (930,041)         (83,471)
                                                                                   ----------       ----------       ----------
Net increase (decrease) in cash and cash equivalents                                  150,455         (152,428)          97,043
Cash of GLIC at date of acquisition                                                        --               --           44,966
Cash and cash equivalents, beginning of period                                          4,244          156,672           14,663
                                                                                   ----------       ----------       ----------
Cash and cash equivalents, end of period                                           $  154,699       $    4,244       $  156,672
                                                                                   ==========       ==========       ==========

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                                                  $  118,892       $  126,135       $   52,874
                                                                                   ==========       ==========       ==========
Interest paid                                                                      $    8,718       $   10,412       $   12,744
                                                                                   ==========       ==========       ==========

See notes to consolidated financial statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

1. DESCRIPTION OF ENTERPRISE
PRINCIPLES OF CONSOLIDATION
The consolidated financial statements presented herein represent the merger of three insurance companies that previously were affiliated through a common parent. The merger (reorganization of affiliates) under the common parent was accounted for on a basis similar to a pooling-of-interests utilizing the parent's historical basis. The historical accounting basis includes the "pushed down" effect of purchase accounting utilized by the common parent to the three individual companies. The merger was effective August 1, 2000, and included no additional consideration. The parties to the merger include Jefferson Pilot Financial Insurance Company (the Company or JPFIC), the survivor in the reorganization, acquired by the common parent Jefferson-Pilot Corporation (JPCorp) effective April 30, 1997, Alexander Hamilton Life Insurance Company of America (AHL), acquired by JPCorp in 1995 and Guarantee Life Insurance Company
(GLIC), a wholly-owned subsidiary of The Guarantee Life Companies, Inc., (TGLCI) which was acquired by JPCorp effective December 30, 1999. The financial statements presented include the periods for which each of the three companies were affiliated through common ownership by JPCorp. In addition, the Company's principal subsidiary is Jefferson Pilot LifeAmerica Insurance Company (JPLA). Significant intercompany transactions have been eliminated in consolidation.

NATURE OF BUSINESS
The Company is wholly-owned by JPCorp. The Company and its subsidiaries are principally engaged in the sale of individual life insurance products, individual annuity products, individual investment products, and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents throughout the Unites States.

GLIC was acquired by JPCorp through the acquisition of its parent on December 30, 1999 for an aggregate purchase price of $426 million. The acquisition resulted in $105 million of goodwill and $202 million of value of business acquired.

The following proforma results of operations for the year ended December 31, 1999, assume that the GLIC acquisition occurred as of January 1, 1999. The proforma results have been prepared for comparative purposes only and do not purport to indicate the results of operations which would have actually been reported had the acquisition occurred on January 1, 1999, or which may occur in the future (IN THOUSANDS):

             Net revenues                            $1,665,614
             Net income                              $  207,136

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION
The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States
(GAAP). The Company also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices (SAP) and are significantly different from financial statements prepared in accordance with GAAP. See Note 7.

USE OF ESTIMATES
The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are asset valuation allowances, policy liabilities, deferred policy acquisition costs and the potential effects of resolving litigated matters.

CASH AND CASH EQUIVALENTS
The Company includes with cash and cash equivalents its holdings of short-term investments that mature within three months of the date of acquisition.

DEBT AND EQUITY SECURITIES
Debt securities are classified as either securities held-to-maturity, stated at amortized cost, or as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs.

Equity securities are classified as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs.

Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on dispositions of securities are determined by the specific identification method.

MORTGAGE AND POLICY LOANS
Mortgage loans on real estate are stated at the unpaid balances, net of estimated unrecoverable amounts. In addition to a general estimated allowance, an allowance for unrecoverable amounts is provided when a mortgage loan becomes impaired. Mortgage loans are considered impaired when it becomes probable the Company will be unable to collect the total amount due, including principal and interest, according to contractual terms. The impairment is measured based upon the present value of expected cash flows discounted at the effective interest rate on both a loan by loan basis and by measuring aggregated loans with similar risk characteristics. Interest on mortgage loans is recorded until collection is deemed improbable. Policy loans are stated at their unpaid balances.

REAL ESTATE AND OTHER INVESTMENTS
Real estate not acquired by foreclosure is stated at cost less accumulated depreciation. Real estate acquired by foreclosure is stated at the lower of depreciated cost or fair value minus estimated costs to sell. Real estate, primarily buildings, is depreciated principally by the straight-line method over estimated useful lives generally ranging from 15 to 45 years. Accumulated depreciation was $25 million and $22 million at December 31, 2001 and 2000. Other investments are stated at equity or the lower of cost or market, as appropriate.

PROPERTY AND EQUIPMENT
Property and equipment is stated at cost less accumulated depreciation and is depreciated principally by the straight-line method over estimated useful lives. The estimated useful lives for buildings are generally 30 to 50 years and approximately 10 years for other property and equipment.

DEFERRED POLICY ACQUISITION COSTS
Costs related to obtaining new and renewal business, including commissions, certain costs of underwriting and issuing policies, certain agency office expenses, and first year bonus interest on annuities, all of which vary with and are primarily related to the production of new and renewal business, have been deferred.

Deferred policy acquisition costs for traditional life insurance polices are amortized over the premium paying periods of the related contracts using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For universal life and annuity products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts, not to exceed 25 years.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business purchased, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effect of non-credit related realized gains and losses, credit related gains, and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Deferred policy acquisition costs and value of business acquired are not adjusted for the effect of credit related losses, rather as a part of the investment income allocation process a charge is made against investment income earned. This charge is based upon the credit quality of the assets supporting the insurance business and is meant to replicate the expected credit losses that will emerge over a period of years.

Both deferred policy acquisition costs and value of business acquired are reviewed periodically to determine that the unamortized portion does not exceed the expected recoverable amounts. No impairment adjustments have been reflected in the results of operations for the years presented.

GOODWILL
Through December 31, 2001, goodwill was amortized on a straight-line basis over periods of 30 to 35 years. Accumulated amortization was $38.6 million and $29.4 million at December 31, 2001 and 2000. Carrying amounts are regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. Effective January 1, 2002, the Company will adopt Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", which primarily addresses the accounting for goodwill and intangible assets subsequent to their acquisition. See further discussion under New Accounting Pronouncements below.

SEPARATE ACCOUNTS
Separate account assets and liabilities represent funds segregated for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the accompanying consolidated statements of income. Fees charged on policyholders' accounts are included in other considerations.

RECOGNITION OF REVENUE
Premiums on traditional life insurance products are reported as revenue when received unless received in advance of the due date.

Premiums on accident and health, disability and dental insurance are reported as earned, over the contract period. A reserve is provided for the portion of premiums written which relates to unexpired coverage terms.

Revenue from universal life-type and annuity products includes charges for the cost of insurance, initiation and administration of the policy and surrender of the policy. Revenue from these products is recognized in the year assessed to the policyholder, except that any portion of an assessment which relates to services to be provided in future years is deferred and recognized over the period during which services are provided.

RECOGNITION OF BENEFITS AND EXPENSES
Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, accident and health, disability and dental insurance products are recognized when incurred in a manner designed to match them with related premiums and spread income recognition over expected policy lives. For universal life-type and annuity products, benefits include interest credited to policyholders' accounts, which is recognized as it accrues.

FUTURE POLICY BENEFITS
Liabilities for future policy benefits on traditional life and disability insurance are computed by the net level premium valuation method based on assumptions about future investment yield, mortality, morbidity and persistency. Estimates about future circumstances are based principally on historical experience and provide for possible adverse deviations.

POLICYHOLDER CONTRACT DEPOSITS
Policyholder contract deposits consist of policy values that accrue to holders of universal life-type contracts and annuities. The liability is determined using the retrospective deposit method and consists of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

POLICY AND CONTRACT CLAIMS
The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported, which is based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for claims incurred through the balance sheet date and the associated claims adjustment expenses.

REINSURANCE BALANCES AND TRANSACTIONS
Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

INCOME TAXES
The Company and its subsidiaries file a consolidated life federal income tax return. Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

RECLASSIFICATIONS
Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform with the presentations adopted in the current year. These reclassifications have no effect on net income or stockholders' equity of the prior years.

NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2001, the Company adopted SFAS 133, "Accounting for Derivative Instruments and for Hedging Activities" and SFAS 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" (collectively referred to as SFAS 133). SFAS 133 requires all derivatives to be recorded on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through earnings. If the derivative is a hedge, changes in its fair value are either offset against the change in fair value of assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value is immediately recognized in earnings. The adoption of SFAS 133 on January 1, 2001 resulted in a cumulative effect of an accounting change of $1.6 million net of related income tax expense of $869 thousand being recognized as income in the accompanying consolidated statement of income. There was no cumulative effect recognized in other comprehensive income related to the Company's interest rate swaps, used as cash flow hedges, because these swaps were carried at fair value prior to adoption of SFAS 133. See Note 4 for a complete discussion of the Company's derivative instruments.

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 141, "Business Combinations" (SFAS 141) and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). SFAS 141 requires that all business combinations initiated after June 30, 2001, be accounted for under the purchase method of accounting and establishes specific criteria for the recognition of intangible assets separately from goodwill. SFAS 142 primarily addresses the accounting for goodwill and intangible assets subsequent to their acquisition. Upon adoption, goodwill and certain other intangible assets will no longer be amortized. The Company will also be required to evaluate all existing goodwill and intangible assets with indefinite lives for impairment at least annually at the reporting unit level. The Company does not expect to incur significant impairment losses upon adoption of this accounting standard.

Based on current levels of amortization expense, the Company estimates that the elimination of goodwill expense will positively impact net income by approximately $9 million.

In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations" (SFAS 143) which is effective for fiscal years beginning after June 15, 2002. The Statement requires legal obligations associated with the retirement of long-lived assets to be recognized at their fair value at the time that the obligations are incurred. The Company will adopt SFAS 143 on January 1, 2003, and does not believe that the impact of adoption will have a significant impact on the Company's financial position or results of operations.

In August 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" (SFAS 144) which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supercedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of", and APB Opinion No. 30, "Reporting the Results of Operations" for a disposal of a segment of a business. SFAS 144 is effective for fiscal years beginning after December 15, 2001. The Company will adopt the Statement as of January 1, 2002 and it does not believe adoption of the Statement will have a significant impact on the Company's financial position or results of operations.

3. INVESTED ASSETS
Aggregate amortized cost, aggregate fair value and gross unrealized gains and losses of debt securities were as follows (IN THOUSANDS):

                                                                                    DECEMBER 31, 2001
                                                                 --------------------------------------------------------
                                                                                   GROSS          GROSS
                                                                  AMORTIZED      UNREALIZED     UNREALIZED        FAIR
                                                                    COST           GAINS         (LOSSES)         VALUE
                                                                 ----------      ----------     ----------     ----------
AVAILABLE-FOR-SALE CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
   U.S. government agencies                                      $  108,713      $    7,300     $        0     $  116,013
Federal agency issued mortgaged-backed securities                 1,481,518          61,316         (1,255)     1,541,579
Obligations of states and political subdivisions                     14,472             303           (577)        14,198
Corporate obligations                                             4,830,322         160,265       (160,471)     4,830,116
Corporate private-labeled mortgage-backed securities              1,242,848          53,947        (16,388)     1,280,407
Redeemable preferred stocks                                          12,412             609           (241)        12,780
                                                                 ----------      ----------     ----------     ----------
Debt securities available-for-sale                               $7,690,285      $  283,740     $ (178,932)    $7,795,093
                                                                 ==========      ==========     ==========     ==========

HELD-TO-MATURITY CARRIED AT AMORTIZED COST
Obligations of states and political subdivisions                 $   10,491      $       45     $      (54)    $   10,482
Corporate obligations                                             1,386,975          46,175        (23,736)     1,409,414
Affiliate bonds                                                      36,361           2,077             --         38,438
                                                                 ----------      ----------     ----------     ----------
Debt securities held-to-maturity                                 $1,433,827      $   48,297     $  (23,790)    $1,458,334
                                                                 ==========      ==========     ==========     ==========

                                                                                    DECEMBER 31, 2000
                                                                 --------------------------------------------------------
                                                                                    GROSS         GROSS
                                                                  AMORTIZED      UNREALIZED     UNREALIZED        FAIR
                                                                    COST           GAINS         (LOSSES)         VALUE
                                                                 ----------      ----------     ----------     ----------
AVAILABLE-FOR-SALE CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
   U.S. government agencies                                      $  131,600      $    5,650     $       (6)    $  137,244
Federal agency issued mortgaged-backed securities                 1,394,723          32,742         (6,068)     1,421,397
Obligations of states and political subdivisions                     13,968             173           (393)        13,748
Corporate obligations                                             5,017,001         101,593       (170,604)     4,947,990
Corporate private-labeled mortgage-backed securities              1,338,463          38,248        (13,921)     1,362,790
Redeemable preferred stocks                                          12,411             444           (134)        12,721
                                                                 ----------      ----------     ----------     ----------
Debt securities available-for-sale                               $7,908,166      $  178,850     $ (191,126)    $7,895,890
                                                                 ==========      ==========     ==========     ==========

HELD-TO-MATURITY CARRIED AT AMORTIZED COST
Obligations of states and political subdivisions                 $   11,868      $       31     $      (51)    $   11,848
Corporate obligations                                             1,486,123          26,769        (20,348)     1,492,544
Affiliate bonds                                                      41,000           1,349             --         42,349
                                                                 ----------      ----------     ----------     ----------
Debt securities held-to-maturity                                 $1,538,991      $   28,149     $  (20,399)    $1,546,741
                                                                 ==========      ==========     ==========     ==========

Affiliate bonds consist of securities issued by Jefferson-Pilot Communications Company, an affiliate. Interest earned on these bonds totaled $2.5 million, $3.2 million and $3.4 million in 2001, 2000 and 1999, respectively.

CONTRACTUAL MATURITIES
Aggregate amortized cost and aggregate fair value of debt securities at December 31, 2001, according to contractual maturity date, are as indicated below (IN THOUSANDS). Actual future maturities will differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

                                                                  AVAILABLE-FOR-SALE                      HELD-TO-MATURITY
                                                            -----------------------------          ------------------------------
                                                             AMORTIZED            FAIR             AMORTIZED              FAIR
                                                               COST               VALUE               COST                VALUE
                                                            ----------         ----------          ----------          ----------
Due in one year or less                                     $  234,757         $  235,663          $  225,417          $  228,954
Due after one year through five years                        1,220,370          1,262,986             440,602             452,579
Due after five years through ten years                       1,523,112          1,532,418             210,254             212,274
Due after ten years                                            930,295            934,898             123,580             129,254
Amounts not due at a single maturity date                    3,769,340          3,816,348             433,974             435,273
Redeemable preferred stocks                                     12,411             12,780                  --                  --
                                                            ----------         ----------          ----------          ----------
                                                            $7,690,285         $7,795,093          $1,433,827          $1,458,334
                                                            ==========         ==========          ==========          ==========

INVESTMENT CONCENTRATION, RISK, AND IMPAIRMENT
Investments in debt and equity securities include 1,472 issuers, with no corporate issuer representing more than one percent of investments. Debt securities considered less than investment grade approximated 7% and 5% of the total debt securities portfolio as of December 31, 2001 and 2000.

The Company's mortgage loan portfolio is comprised primarily of conventional real estate mortgages collateralized by retail (30%), apartment (17%), industrial (26%), office (12%), hotel (10%) and (5%) other properties. Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and conservative loan-to-value relationships. Approximately 29% of stated mortgage loan balances as of December 31, 2001 are due from borrowers in South Atlantic states, 23% are due from borrowers in West South Central states, 12% are due from borrowers in the Pacific states, 11% are due from borrowers in the East North Central states and 10% are due from borrowers in the West North Central states. No other geographic region represents as much as 10% of December 31, 2001 mortgage loans.

At December 31, 2001 and 2000, the recorded investment in mortgage loans that are considered to be impaired was $18.2 million and $13.3 million. Delinquent loans outstanding were $0 as of December 31, 2001 and 2000. The related allowance for credit losses on mortgage loans decreased from $12.1 million at December 31, 2000 to $10.0 million at December 31, 2001 through adjustments to realized gains in 2001. The average recorded investment in impaired loans was $15.8 million, $6.7 million and $0 during the years ended December 31, 2001, 2000 and 1999, on which interest income of $1.6 million, $1.1 million and $0 was recognized on a cash basis.

The Company uses repurchase agreements to meet various cash requirements. At December 31, 2001 and 2000, the amounts held in debt securities available for sale pledged as collateral for these borrowings were $202 million and $180 million, respectively.

SECURITIES LENDING
In its securities lending program, the Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. The market value of securities loaned and collateral received amounted to $112 million and $116 million at December 31, 2001, and $138 million and $143 million at December 31, 2000.

CHANGES IN NET UNREALIZED GAINS ON SECURITIES
Changes in amounts affecting net unrealized gains included in other comprehensive income, reduced by deferred income taxes, are as follows (IN THOUSANDS):

                                                                                           NET UNREALIZED GAINS (LOSSES)
                                                                                -------------------------------------------------
                                                                                   DEBT               EQUITY
                                                                                SECURITIES          SECURITIES            TOTAL
                                                                                ----------          ----------          ---------
Net unrealized gains (losses) on securities available for sale
   as of December 31, 1998                                                       $ 106,190            $   (33)          $ 106,157
Change during year ended December 31, 1999:
   Decrease in stated amount of securities                                        (553,271)              (145)           (553,416)
   Increase in value of business acquired and deferred policy
     acquisition costs                                                             234,386                 --             234,386
   Decrease in deferred income tax liabilities                                     111,610                 50             111,660
                                                                                 ---------            -------           ---------
Decrease in net unrealized gains included in other
   comprehensive income                                                           (207,275)               (95)           (207,370)
                                                                                 ---------            -------           ---------
Net unrealized gains (losses) on securities available for sale
   as of December 31, 1999                                                        (101,085)              (128)           (101,213)
Change during year ended December 31, 2000:
   Increase in stated amount of securities                                         262,104              4,201             266,305
   Decrease in value of business acquired and deferred
     policy acquisition costs                                                     (115,040)                --            (115,040)
   Increase in deferred income tax liabilities                                     (51,504)            (1,455)            (52,959)
                                                                                 ---------            -------           ---------
Increase in net unrealized gains included in other
   comprehensive income                                                             95,560              2,746              98,306
                                                                                 ---------            -------           ---------
Net unrealized gains on securities available for sale as
   of December 31, 2000                                                             (5,525)             2,618              (2,907)
Change during year ended December 31, 2001:
   Increase (decrease) in stated amount of securities                              117,084             (2,049)            115,035
   Decrease in value of business acquired and deferred
     policy acquisition costs                                                      (46,813)                --             (46,813)
   Increase in derivative financial instruments                                         --              5,760               5,760
   Increase in deferred income tax liabilities                                     (24,561)            (1,314)            (25,875)
                                                                                 ---------            -------           ---------
Increase in net unrealized gains included in other
   comprehensive income                                                             45,710              2,397              48,107
                                                                                 ---------            -------           ---------
Net unrealized gains on securities available for sale
   as of December 31, 2001                                                       $  40,185            $ 5,015           $  45,200
                                                                                 =========            =======           =========

NET INVESTMENT INCOME
The details of investment income, net of investment expenses, follow (IN THOUSANDS):

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                    2001               2000                1999
                                                                                  --------           --------            --------
Interest on debt securities                                                       $701,049           $731,283            $648,201
Investment income on equity securities                                               1,769              1,744               2,817
Interest on mortgage loans                                                          94,231             90,413              71,170
Interest on policy loans                                                            33,446             32,855              27,098
Other investment income                                                              5,770             10,046               7,086
                                                                                  --------           --------            --------
Gross investment income                                                            836,265            866,341             756,372
Investment expenses                                                                 26,990             34,598              29,444
                                                                                  --------           --------            --------
Net investment income                                                             $809,275           $831,743            $726,928
                                                                                  ========           ========            ========

Investment expenses include interest, salaries, expenses of maintaining and operating investment real estate, real estate depreciation and other allocated costs of investment management and administration.

REALIZED GAINS AND LOSSES
The details of realized investment gains (losses) follow (IN THOUSANDS):

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                    2001               2000                1999
                                                                                  --------           --------             -------
Common stocks                                                                     $  1,476           $ (2,099)            $   (95)
Real estate                                                                            609                 --                 157
Debt securities                                                                    (57,272)            (9,598)             (4,932)
Other                                                                               (1,380)            (1,305)             (1,106)
Amortization of deferred policy acquisition costs                                    1,838                136               1,643
                                                                                  --------           --------             -------
Realized investment losses                                                        $(54,729)          $(12,866)            $(4,333)
                                                                                  ========           ========             =======

Information about gross realized gains and losses on available-for-sale securities transactions follows (IN THOUSANDS):

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                    2001               2000                1999
                                                                                  --------           --------            --------
Gross realized:
   Gains                                                                          $  7,732           $ 11,914            $  6,786
   Losses                                                                          (57,702)           (15,704)            (12,354)
                                                                                  --------           --------            --------
Net realized losses on available-for-sale securities                              $(49,970)          $ (3,790)           $ (5,568)
                                                                                  ========           ========            ========

OTHER INFORMATION
The Company sold certain securities that had been classified as held-to-maturity, due to significant declines in credit worthiness. Total proceeds were $21.9 million, $11.0 million and $4.9 million in 2001, 2000, and 1999.

4. DERIVATIVE FINANCIAL INSTRUMENTS
SFAS 133 requires companies to recognize all derivative instruments as either assets or liabilities in the balance sheet at fair value. The fair values of the Company's derivative instruments of $10.2 million at December 31, 2001, are included in other investments in the accompanying consolidated balance sheet. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as either a fair value hedge, cash flow hedge or a hedge of a net investment in a foreign operation. The Company accounts for changes in fair values of derivatives that have no hedge designation or do not qualify for hedge accounting through current earnings during the period of the change. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivative instruments is recognized in current earnings during the period of the change. Effectiveness of the Company's hedge relationships is assessed and measured on a quarterly basis. The Company has no fair value hedges or hedges of net investments in foreign operations.

CASH FLOW HEDGING STRATEGY
The Company uses interest rate swaps to convert floating rate investments to fixed rate investments. Interest is exchanged periodically on the notional value, with the Company receiving the fixed rate and paying various short-term LIBOR rates on a net exchange basis. For the year ended December 31, 2001, the ineffective portion of the Company's cash flow hedging instruments, which is recognized in realized investment gains, was not significant. At December 31, 2001, the maximum term of interest rate swaps that hedge floating rate investments was eight years.

For the year ended December 31, 2001, the Company's other comprehensive income related to cash flow hedges was $5.8 million.

The Company does not expect to reclassify a significant amount of net gains (losses) on derivative instruments from accumulated other comprehensive income to earnings during the next twelve months.

OTHER DERIVATIVES
GLIC marketed an equity indexed annuity product which has an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500(R) index. GLIC historically managed this risk by purchasing call options that mirrored the interest credited to the contracts. These call options act as an economic hedge, as changes in their fair values are recognized in net investment income. The change in income was not significant.

Certain swaps serve as economic hedges but do not qualify for hedge accounting under SFAS 133. These swaps are marked to market through realized gains. For the year ended December 31, 2001, the Company recognized realized investment gains of $170 thousand related to these swaps.

The Company also invests in debt securities with embedded options, which are considered to be derivative instruments under SFAS 133. These derivatives are marked to market through realized investment gains, but had an insignificant effect for the year ended December 31, 2001.

The Company is exposed to credit risk in the event of non-performance by counterparties to derivative instruments. The Company limits this exposure by diversifying among counterparties with high credit ratings.

The Company's credit risk exposure on swaps is limited to the fair value of swap agreements that it has recorded as an asset. The Company does not expect any counterparty to fail to meet its obligation. Currently, non-performance by a counterparty would not have a material adverse effect on the Company's financial position or results of operations. The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and the related direct investments and credited interest on annuities.

5. DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED
Policy acquisition costs deferred and the related amortization charged to income were as follows (IN THOUSANDS):

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                    2001               2000                1999
                                                                                  --------           --------            --------
Beginning balance                                                                 $469,637           $329,513            $223,337
Deferral:
   Commissions                                                                     155,973            164,144             104,033
   Other                                                                            53,041             48,257              30,801
                                                                                  --------           --------            --------
                                                                                   209,014            212,401             134,834
Amortization                                                                       (96,946)           (73,089)            (29,273)
Adjustment related to realized losses on debt securities                               393                224                 615
Adjustment related to unrealized (gains) losses on
   securities available-for-sale                                                   (21,813)               588                  --
                                                                                  --------           --------            --------
Ending balance                                                                    $560,285           $469,637            $329,513
                                                                                  ========           ========            ========

Changes in the value of business acquired were as follows (IN THOUSANDS):

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                    2001               2000                1999
                                                                                  --------           --------            --------
Beginning balance                                                                 $739,575           $949,095            $568,208
Deferral of commissions and accretion of interest                                   12,067             17,860              22,142
Amortization                                                                       (68,453)          (107,773)            (82,778)
Adjustment related to purchase accounting adjustments                                   --             (3,891)            206,108
Adjustment related to realized losses (gains) on debt securities                     1,445                (88)              1,028
Adjustment related to unrealized (gains) losses on securities
   available-for-sale                                                              (25,000)          (115,628)            234,387
                                                                                  --------           --------            --------
Ending balance                                                                    $659,634           $739,575            $949,095
                                                                                  ========           ========            ========

Expected approximate amortization percentages of the value of business acquired over the next five years are as follows:

             2002                                              10.1%
             2003                                               8.9%
             2004                                               7.6%
             2005                                               6.5%
             2006                                               5.4%

6. POLICY LIABILITIES INFORMATION
INTEREST RATE ASSUMPTIONS
The liability for future policy benefits associated with ordinary life insurance policies has been determined using initial interest rate assumptions ranging from 7.0% to 7.75% and, when applicable, uniform grading over 10 years to an ultimate rate of 6.50%. Interest rate assumptions for weekly premium, monthly debit and term life insurance products generally fall within the same ranges as those pertaining to ordinary life insurance policies.

Credited interest rates for universal life-type products ranged from 4.0% to 6.6% in 2001, 4.1% to 6.6% in 2000 and 4.1% to 6.6% in 1999. The average credited interest rates for universal life-type products were 5.5%, 5.4%, and 5.3% in 2001, 2000, and 1999. For annuity products, credited interest rates generally ranged from 4.0% to 6.0% in 2001, 4.0% to 8.0% in 2000 and 4.0% to 6.0% in 1999.

MORTALITY AND WITHDRAWAL ASSUMPTIONS
Assumed mortality rates are generally based on experience multiples applied to select and ultimate tables commonly used in the industry. Withdrawal assumptions for individual life insurance policies are based on historical company experience and vary by issue age, type of coverage and policy duration.

For immediate annuities issued prior to 1987, mortality assumptions are based on blends of the 1971 Individual Annuity Mortality Table and the 1969-71 U.S. Life Tables. For similar products issued between 1987 and 1999, mortality assumptions are based on blends of the 1983a and 1979-81 U.S. Life Tables. For similar products issued after 1999, mortality assumptions are based on the Annuity 2000 Mortality Table.

ACCIDENT AND HEALTH AND DISABILITY INSURANCE LIABILITIES ACTIVITY
Activity in the liabilities for accident and health and disability benefits, including reserves for future policy benefits and unpaid claims and claim adjustment expenses, is summarized below (IN THOUSANDS):

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                    2001               2000                1999
                                                                                  --------           --------            --------
Balance as of January 1                                                           $365,280           $325,616            $130,643
Less reinsurance recoverables                                                      105,935             94,677              43,578
                                                                                  --------           --------            --------
Net balance as of January 1                                                        259,345            230,939              87,065
                                                                                  --------           --------            --------
Acquisitions                                                                            --                 --             143,468
                                                                                  --------           --------            --------
Amount incurred:
   Current year                                                                    281,161            237,307              23,197
   Prior years                                                                     (18,283)           (11,849)             (5,294)
                                                                                  --------           --------            --------
                                                                                   262,878            225,458              17,903
                                                                                  --------           --------            --------
Less amount paid:
   Current year                                                                    173,413            139,210               5,394
   Prior years                                                                      58,123             57,842              12,103
                                                                                  --------           --------            --------
                                                                                   231,536            197,052              17,497
                                                                                  --------           --------            --------
Net balance as of December 31                                                      290,687            259,345             230,939
Plus reinsurance recoverables                                                       94,894            105,935              94,677
                                                                                  --------           --------            --------
Balance as of December 31                                                         $385,581           $365,280            $325,616
                                                                                  ========           ========            ========
Balance as of December 31 included with:
Future policy benefits                                                            $346,963           $310,669            $280,664
Policy and contract claims                                                          38,618             54,611              44,952
                                                                                  --------           --------            --------
                                                                                  $385,581           $365,280            $325,616
                                                                                  ========           ========            ========

The Company uses conservative estimates for determining its liability for accident and health and disability benefits, which are based on historical claim payment patterns and attempt to provide for potential adverse changes in claim patterns and severity. Lower than anticipated claims resulted in adjustments to liabilities in each year.

7. STATUTORY FINANCIAL INFORMATION
The Company prepares financial statements on the basis of statutory accounting practices (SAP) prescribed or permitted by the Nebraska Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompass all accounting practices not so prescribed. The Company does not utilize any permitted accounting practices in the preparation of the statutory financial statements.

The principal differences between SAP and generally accepted accounting principles (GAAP) as they relate to the financial statements of the Company are
(1) policy acquisition costs are expensed as incurred under SAP, whereas they are deferred and amortized under GAAP, (2) Goodwill and value of business acquired are not capitalized under SAP, but are under GAAP, (3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided, (4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP, (5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP,
(6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (7) certain assets are not admitted for purposes of determining surplus under SAP, and (8) changes in deferred taxes associated with timing differences are recorded in net income under GAAP rather than directly to equity under SAP, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP.

Effective January 1, 2001, the NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. Nebraska has adopted the provisions of the revised manual with certain exceptions.

The revised manual has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements.

The implementation resulted in an increase to the Company's statutory surplus of $39.4 million, primarily through the addition of deferred income tax assets.

Reported capital and surplus on a statutory basis at December 31, 2001 and 2000 was $912 million and $816 million. Reported statutory net income (including GLIC for 2001 and 2000) for the years ended December 31, 2001, 2000, and 1999 was $249 million, $210 million, and $196 million.

The General Statutes of Nebraska require the Company to maintain minimum capital of $1.2 million and minimum unassigned surplus of $300 thousand. Additionally, Nebraska limits the amount of dividends that the Company may pay annually without first obtaining regulatory approval. Generally, the limitations are based on a combination of statutory net gain from operations for the preceding year, 10% of statutory surplus at the end of the preceding year, and dividends and distributions made within the preceding twelve months. The Company could pay $244 million in dividends in 2002 without obtaining regulatory approval. Approximately $9 million could be paid by its subsidiary, JPLA, to the Company without approval of its state of domicile of New Jersery.

At December 31, 1999, GLIC had statutory capital and surplus of $157 million and GAAP stockholder's equity of $426 million. Prior to its acquisition, GLIC converted from a mutual form to a stock life company. In connection with that conversion, GLIC agreed to segregate certain assets to provide for dividends on participating policies using dividend scales in effect at the time of the conversion, providing that the experience underlying such scales continued. The assets, including revenue therefrom, allocated to the participating policies will accrue solely to the benefit of those policies. The assets and liabilities relating to these participating policies amounted to $298 million and $369 million at December 31, 2001 and $295 million and $372 million at December 31, 2000. The excess of liabilities over the assets represents the total estimated future earnings expected to emerge from these participating policies.

Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. As of December 31, 2001, the Company's adjusted capital and surplus exceeded authorized control level RBC.

8. FEDERAL INCOME TAXES
The tax effects of temporary differences that gave rise to deferred income tax assets and liabilities are as follows (IN THOUSANDS):

                                                                                                            DECEMBER 31,
                                                                                                    -----------------------------
                                                                                                      2001                 2000
                                                                                                    ---------           ---------
Deferred income tax assets:
   Difference in policy liabilities                                                                  $194,932            $202,331
   Net unrealized losses on securities                                                                     --               1,536
   Obligation for postretirement benefits                                                                 919                 760
   Deferred compensation                                                                               22,114              22,114
   Depreciation differences                                                                                --                 736
   Other deferred tax assets                                                                           34,797              30,486
                                                                                                    ---------           ---------
Gross deferred tax assets                                                                             252,762             257,963

Deferred income tax liabilities:
   Deferral of policy acquisition costs and value of business acquired                               (136,984)           (124,494)
   Differences in investment basis                                                                    (24,474)            (27,810)
   Net unrealized gains on securities                                                                 (24,339)                 --
   Depreciation differences                                                                             1,026                  --
   Other deferred tax liabilities:
     Purchase accounting differences                                                                  (43,616)            (43,616)
     Section 351                                                                                      (13,204)            (12,016)
     Investment income differences                                                                    (24,387)            (25,978)
     Other                                                                                            (25,229)            (24,151)
                                                                                                    ---------           ---------
       Other deferred tax liabilities                                                                (106,436)           (105,761)
                                                                                                    ---------           ---------
Gross deferred tax liabilities                                                                       (291,207)           (258,065)
                                                                                                    ---------           ---------
Net deferred income tax liabilities                                                                 $ (38,445)          $    (102)
                                                                                                    =========           =========

Federal income tax returns for tax years 1997, 1998, 1999 and 2000 are currently under examination by the Internal Revenue Service, and no assessments have been proposed to date. In the opinion of management, recorded income tax liabilities adequately provide for these pending assessments as well as all remaining open years.

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". The Company has approximately $15.8 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. No related deferred tax liability has been recognized for the potential tax which would approximate $5.5 million under current proposed rates.

In 2001, other assets includes $32.0 million for a federal income tax refund owed to the Company. In 2000, other assets included $23.0 million for a federal income tax refund owed to the Company.

9. RETIREMENT BENEFIT PLANS PENSIONS
The Company's employees participate in JPCorp's defined benefit pension plans covering substantially all employees. The plans are noncontributory and are funded through group annuity contracts issued by Jefferson-Pilot Life Insurance Company, an affiliate. The assets of the plan are those of the related contracts, and are primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The plans provide benefits based on annual compensation and years of service. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by JPCorp. Pension expense for all years presented was not significant.

OTHER POSTRETIREMENT BENEFITS
The Company provides certain other postretirement benefits, principally health care and life insurance, to retired employees and their beneficiaries and covered dependents. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

DEFINED CONTRIBUTION PLANS
Defined contribution retirement plans cover most employees and full time agents. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund that acquires and holds shares of JPCorp's common stock. Most plan assets are invested under a group variable annuity contract issued by Jefferson-Pilot Life Insurance Company. Plan expense for all years presented was not significant.

10. REINSURANCE
The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain individual life insurance policies and annuity contracts written. The Company reinsures a portion of an individual life risk in excess of its retention, which ranges from $400 thousand to $2 million for various individual life and annuity products. The Company also attempts to reduce exposure to losses that may result from unfavorable events or circumstances by reinsuring certain levels and types of accident and health insurance risks underwritten. The Company assumes portions of the life and accident and health risks underwritten by certain other insurers on a limited basis, but amounts related to assumed reinsurance are not significant to the consolidated financial statements.

JPFIC reinsures 100% of the Periodic Payment Annuities (PPA), COLI and Affiliated credit insurance business written prior to 1995 with affiliates of Household International, Inc. on a coinsurance basis. Balances are settled monthly, and the reinsurers compensate JPFIC for administrative services related to the reinsured business. The amount due from reinsurers in the accompanying consolidated balance sheets includes $914 million and $948 million due from the Household affiliates at December 31, 2001 and 2000.

Assets related to the reinsured PPA and COLI business have been placed in irrevocable trusts formed to hold the assets for the benefit of JPFIC and are subject to investment guidelines which identify (1) the types and quality standards of securities in which new investments are permitted, (2) prohibited new investments, (3) individual credit exposure limits and (4) portfolio characteristics. Household has unconditionally and irrevocably guaranteed, as primary obligor, full payment and performance by its affiliated reinsurers. JPFIC has the right to terminate the PPA and COLI reinsurance agreements by recapture of the related assets and liabilities if Household does not take a required action under the guarantee agreements within 90 days of a triggering event. JPFIC has the option to terminate the PPA and COLI reinsurance agreements on the seventh anniversary of the acquisition, by recapturing the related assets and liabilities at an agreed-upon price or their then current fair values as independently determined.

As of December 31, 2001 and 2000, JPFIC had reinsurance recoverable of $81 million and $84 million from a single reinsurer, pursuant to a 50% coinsurance agreement. JPFIC and the reinsurer are joint and equal owners in $162 million and $172 million of securities and short-term investments as of December 31, 2001 and 2000, 50% of which is included in investments in the accompanying consolidated balance sheets.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses have resulted from the Company's reinsurance activities during the three years ended December 31, 2001.

The effects of reinsurance on total premiums and other considerations and total benefits are as follows (IN THOUSANDS):

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                -----------------------------------------------
                                                                                   2001               2000               1999
                                                                                ----------         ----------          --------
Premiums and other considerations, before effect
   of reinsurance ceded                                                         $1,169,727         $1,095,713          $563,114
Less premiums and other considerations ceded                                       110,641            149,639           116,197
                                                                                ----------         ----------          --------
Net premiums and other considerations                                           $1,059,086         $  946,074          $446,917
                                                                                ==========         ==========          ========
Benefits, before reinsurance recoveries                                         $1,309,974         $1,266,204          $882,274
Less reinsurance recoveries                                                        177,546            219,468           232,886
                                                                                ----------         ----------          --------
Net benefits                                                                    $1,132,428         $1,046,736          $649,388
                                                                                ==========         ==========          ========

11. OTHER COMPREHENSIVE INCOME
The components of other comprehensive income, along with selected tax effects are as follows (IN THOUSANDS):

                                                                              UNREALIZED         DERIVATIVE
                                                                               GAINS ON           FINANCIAL
                                                                            AVAILABLE-FOR-       INSTRUMENTS
                                                                           SALE SECURITIES      GAINS/(LOSSES)            TOTAL
                                                                           ---------------      --------------          ---------
BALANCE AT DECEMBER 31, 1998                                                     $ 106,157            $    --           $ 106,157
Unrealized holding losses arising during period,
   net of $113,609 tax benefit                                                    (210,989)                --            (210,989)
Less: reclassification adjustment
Losses realized in net income, net of $1,949 tax benefit                            (3,619)                --              (3,619)
                                                                                 ---------            -------           ---------
BALANCE AT DECEMBER 31, 1999                                                      (101,213)                --            (101,213)
Unrealized holding gains arising during period,
   net of $51,632 tax expense                                                       95,843                 --              95,843
Less: reclassification adjustment
Losses realized in net income, net of $1,327 tax benefit                            (2,463)                --              (2,463)
                                                                                 ---------            -------           ---------
BALANCE AT DECEMBER 31, 2000                                                        (2,907)                --              (2,907)
Unrealized holding gains arising during period,
   net of $6,381 tax expense                                                        11,871                 --              11,871
Change in fair value of derivatives, net of $2,016 tax expense                          --              3,744               3,744
Less: reclassification adjustment
Losses realized in net income, net of $17,478 tax benefit                          (32,492)                --             (32,492)
                                                                                 ---------            -------           ---------
BALANCE AT DECEMBER 31, 2001                                                     $  41,456            $ 3,744           $  45,200
                                                                                 =========            =======           =========

12. TRANSACTIONS WITH AFFILIATED COMPANIES
The Company has entered into service agreements with JPCorp and other subsidiaries of JPCorp for personnel and facilities usage, general management services and investment management services. The Company expensed $153.9 million, $154.0 million, and $75.7 million in 2001, 2000, and 1999, for general management and investment services provided by Jefferson-Pilot Life Insurance Company (JP Life), of which $15.2 million and $11.9 million remained payable as of December 31, 2001 and 2000, respectively. The remainder of the payable to affiliates at year end was due to other affiliates.

During 1999, an affiliate, JP Life, paid the Company $100 million in premiums for a life insurance policy on certain employees of JP Life. At December 31, 2001 and 2000, the reserve carried by the Company for this policy totaled approximately $115 million and $108 million.

Included in payable to affiliates is a $50 million surplus note issued by the Company on September 24, 1994, that is held by HARCO Capital Corp., an affiliate. The note bears interest at 9.76% and matures on September 30, 2024. The Company recognized interest expense of $4.9 million during 2001, 2000, and 1999.

The Company has the right to repay the note on any March 31 or September 30 after September 30, 2004. The note calls for the Company to pay interest semiannually on March 31 and September 30. Any payment of interest or repayment of principal may be paid out only if the Company has obtained the prior written approval of the Nebraska Insurance Bureau, has adequate earned surplus funds for such payment, and if such payment would not cause the Company to violate the statutory capital requirements as set forth in the Nebraska Insurance Code.

The Company owns no securities of the Parent or any affiliate of the Parent other than the following, reflected at the carrying amounts in the accompanying consolidated balance sheets as of December 31 (IN THOUSANDS):

                                                                                                       2001               2000
                                                                                                    ----------         ----------
Jefferson-Pilot Communications Company (affiliate) Senior Promissory Notes
   due 2003 through 2010, interest ranging from 6.5% to 8.0%                                          $36,361            $41,000

The Company recognized interest income totaling $2.6 million, $3.2 million and
3.1 million related to the preceding assets during 2001, 2000 and 1999.

The Company has an agreement with its affiliate broker/dealer, Jefferson-Pilot Variable Corporation (JPVC). The agreement calls for the Company to pay JPVC for sales of the Company's variable annuity and variable universal life contracts. The amount paid is based on sales during the period and contracts in force. During 2001, 2000 and 1999, the Company recorded expense of $67.6 million, $69.0 million and 55.6 million related to this agreement.

13. FAIR VALUES OF FINANCIAL INSTRUMENTS
The carrying value and fair value of financial instruments were as follows (IN THOUSANDS):

                                                                                  YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------------
                                                                        2001                                    2000
                                                           -------------------------------        --------------------------------
                                                             CARRYING             FAIR              CARRYING              FAIR
                                                               VALUE              VALUE               VALUE               VALUE
                                                           ------------       ------------        ------------        ------------
FINANCIAL ASSETS
Debt securities available-for-sale                          $7,795,093         $7,795,093          $7,888,214          $7,888,214
Debt securities held-to-maturity                             1,433,827          1,458,334           1,538,991           1,546,741
Equity securities available-for-sale                            14,519             14,519              21,168              21,168
Cash and cash equivalents                                      154,699            154,699               4,244               4,244
Policy loans                                                   661,241            723,012             674,936             738,534
Mortgage loans on real estate                                1,200,040          1,257,941           1,168,188           1,208,406
Derivative financial instruments                                10,152             10,152               7,676               8,182

FINANCIAL LIABILITIES
Annuity contracts in accumulation phase                      2,479,873          2,433,483           2,683,346           2,631,987
Securities sold under repurchase agreements                    191,330            191,330             172,778             172,778

The fair values of cash, cash equivalents, balances due on account from agents, reinsurers and others, and accounts payable approximate their carrying amounts in the accompanying consolidated balance sheets due to their short-term maturity or availability. Assets and liabilities related to separate accounts are reported at fair value in the accompanying consolidated balance sheets.

The fair values of debt and equity securities and derivative financial instruments have been determined from nationally quoted market prices and by using values supplied by independent pricing services and discounted cash flow techniques.

The fair value of the mortgage loan portfolio has been estimated by discounting expected future cash flows using the interest rate currently offered for similar loans.

The fair value of policy loans outstanding for traditional life products has been estimated using a current risk-free interest rate applied to expected future loan repayments projected based on historical repayment patterns.

The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

Annuity contracts do not generally have defined maturities. Therefore, fair values of the liabilities under annuity contracts, the carrying amounts of which are included with policyholder contract deposits in the accompanying consolidated balance sheets, are estimated to equal the cash surrender values of the contracts.

The fair value of the liability for securities sold under repurchase agreements approximates its carrying amount, which includes accrued interest.

14. COMMITMENTS AND CONTINGENT LIABILITIES
The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the accompanying consolidated balance sheet, approximates $31 million and $24 million as of December 31, 2001 and 2000.

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from three to five years. Neither annual rent nor future rental commitments are significant.

In the normal course of business, the Company and its subsidiary are parties to various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or liquidity, although it could have a material adverse effect on the results of operations for a specific period.

                         REPORT OF INDEPENDENT AUDITORS


Contractholders of the JPF Separate Account C
The Board of Directors, Jefferson Pilot Financial Insurance Company

We have audited the accompanying statement of assets and liabilities of the JPF Separate Account C as of December 31, 2001, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the JPF Separate Account C at December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.



                                                     /s/ Ernst & Young LLP

Boston, Massachusetts
March 29, 2002

                       STATEMENT OF ASSETS AND LIABILITIES

                             JPF SEPARATE ACCOUNT C
                                DECEMBER 31, 2001

                                                    JPVF        JPVF       JPVF          JPVF       JPVF        JPVF         JPVF
                                        JPVF      EMERGING    MID-CAP    CAPITAL        GLOBAL      SMALL     MID-CAP      S&P 500
                                       GROWTH      GROWTH     GROWTH      GROWTH     HARD ASSETS   COMPANY     VALUE        INDEX
                                      DIVISION    DIVISION   DIVISION    DIVISION      DIVISION    DIVISION   DIVISION    DIVISION
                                     ----------  ----------  --------  -----------   -----------  ----------  --------  -----------
ASSETS
Investments at cost                  $5,658,286  $6,002,189  $ 99,536  $11,983,469     $40,892    $1,431,797  $338,678  $13,344,814
                                     ==========  ==========  ========  ===========     =======    ==========  ========  ===========
Investments at market value          $3,880,915  $3,670,735  $111,179  $ 8,316,697     $37,428    $1,424,854  $369,014  $11,777,628
Net premiums receivable (payable)         2,030      43,255     1,216       43,795        (391)        7,141       (20)      34,069
                                     ----------  ----------  --------  -----------     -------    ----------  --------  -----------
          TOTAL NET ASSETS           $3,882,945  $3,713,990  $112,395  $ 8,360,492     $37,037    $1,431,995  $368,994  $11,811,697
                                     ==========  ==========  ========  ===========     =======    ==========  ========  ===========
UNITS OUTSTANDING                       357,989     430,156    13,452      978,682       4,004       155,024    37,547    1,311,603

UNIT VALUE                           $   10.847  $    8.635  $  8.356  $     8.543     $ 9.250    $    9.238  $  9.828  $     9.006

See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES

                             JPF SEPARATE ACCOUNT C
                                DECEMBER 31, 2001

                                        JPVF                     JPVF         JPVF
                                      SMALL-CAP     JPVF     INTERNATIONAL    WORLD          JPVF           JPVF
                                        VALUE       VALUE       EQUITY        GROWTH       BALANCED    HIGH YIELD BOND
                                      DIVISION    DIVISION     DIVISION      DIVISION      DIVISION       DIVISION
                                     ----------  ----------  -------------  -----------   -----------  ---------------
ASSETS
Investments at cost                   $333,039   $2,990,833   $2,051,055     $1,227,740    $1,863,544      $568,448
                                      ========   ==========   ==========     ==========    ==========      ========
Investments at market value           $352,249   $3,056,833   $1,614,447     $1,129,040    $1,799,195      $513,264
Accrued investment income                2,082           --           --             --            --        54,801
Net premiums receivable (payable)          (19)       2,072          216            556         1,771           (31)
                                      --------   ----------   ----------     ----------    ----------      --------
          TOTAL NET ASSETS            $354,312   $3,058,905   $1,614,663     $1,129,596    $1,800,966      $568,034
                                      ========   ==========   ==========     ==========    ==========      ========

UNITS OUTSTANDING                       32,871      283,656      211,356         95,288       157,210        62,141

UNIT VALUE                            $ 10.780   $   10.785   $    7.640     $   11.855    $   11.456      $  9.142


                                                    AMERICAN
                                         JPVF       CENTURY
                                     MONEY MARKET   VP INT'L
                                       DIVISION     DIVISION
                                     ------------  ----------
ASSETS
Investments at cost                   $5,678,915     $70,732
                                      ==========     =======
Investments at market value           $5,724,727     $75,229
Accrued investment income                     --          --
Net premiums receivable (payable)          6,414          (4)
                                      ----------     -------
          TOTAL NET ASSETS            $5,731,141     $75,225
                                      ==========     =======

UNITS OUTSTANDING                        519,728       8,091

UNIT VALUE                            $   11.028     $ 9.297

See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES

                             JPF SEPARATE ACCOUNT C
                                DECEMBER 31, 2001


                                                   FIDELITY      FIDELITY      FIDELITY
                                         AYCO         VIP           VIP          VIP II         MFS          MFS        OPPENHEIMER
                                        GROWTH      GROWTH     EQUITY-INCOME   CONTRAFUND    RESEARCH     UTILITIES   STRATEGIC BOND
                                       DIVISION    DIVISION       DIVISION      DIVISION     DIVISION     DIVISION       DIVISION
                                       --------   ----------   -------------   ----------   ----------   ----------   --------------
ASSETS
Investments at cost                     $82,108   $6,188,360     $3,822,459    $4,977,278   $1,887,475   $1,961,381      $704,247
                                        =======   ==========     ==========    ==========   ==========   ==========      ========
Investments at market value             $79,246   $4,935,171     $3,737,642    $4,356,615   $1,436,405   $1,569,288      $694,795
Net premiums receivable (payable)            (4)      19,002          1,016        22,813        2,977        3,628            57
                                        -------   ----------     ----------    ----------   ----------   ----------      --------
          TOTAL NET ASSETS              $79,242   $4,954,173     $3,738,658    $4,379,428   $1,439,382   $1,572,916      $694,852
                                        =======   ==========     ==========    ==========   ==========   ==========      ========

UNITS OUTSTANDING                         8,803      536,786        345,710       460,526      162,194      146,827        65,772

UNIT VALUE                              $ 9.002   $    9.230     $   10.815    $    9.510   $    8.875   $   10.713      $ 10.565


See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES

                             JPF SEPARATE ACCOUNT C
                                DECEMBER 31, 2001

                                                               PIMCO              TEMPLETON                                JPM
                                         OPPENHEIMER        TOTAL RETURN        INTERNATIONAL          JPM           US DISCIPLINED
                                            BOND                BOND              SECURITIES           BOND               EQUITY
                                          DIVISION            DIVISION             DIVISION          DIVISION            DIVISION
                                         -----------        ------------        -------------       ----------       --------------
ASSETS
Investments at cost                      $1,410,339          $1,185,052           $3,353,200        $7,175,338         $11,149,737
                                         ==========          ==========           ==========        ==========         ===========
Investments at market value              $1,434,389          $1,172,212           $2,522,336        $7,586,666         $10,072,431
Accrued investment income                        --               3,448                   --                --                  --
Net premiums receivable (payable)             3,311                 (64)              33,947              (270)               (359)
                                         ----------          ----------           ----------        ----------         -----------
          TOTAL NET ASSETS               $1,437,700          $1,175,596           $2,556,283        $7,586,396         $10,072,072
                                         ==========          ==========           ==========        ==========         ===========

UNITS OUTSTANDING                           129,311             111,366              249,771           481,272             444,441

UNIT VALUE                               $   11.119          $   10.557           $   10.235        $   15.764         $    22.663


                                                     JPM
                                                    SMALL                    JPM
                                                   COMPANY          INT'L OPPORTUNITIES
                                                  DIVISION                DIVISION
                                                 ----------         -------------------
ASSETS
Investments at cost                              $5,878,314              $8,549,279
                                                 ==========              ==========
Investments at market value                      $5,883,008              $6,666,993
Accrued investment income                                --                      --
Net premiums receivable (payable)                      (210)                   (237)
                                                 ----------              ----------
          TOTAL NET ASSETS                       $5,882,798              $6,666,756
                                                 ==========              ==========

UNITS OUTSTANDING                                   279,009                 533,998

UNIT VALUE                                       $   21.085              $   12.485


See notes to financial statements.

                            STATEMENTS OF OPERATIONS

                             JPF SEPARATE ACCOUNT C

                                                          JPVF                                           JPVF
                                                         GROWTH                                    EMERGING GROWTH
                                                        DIVISION                                       DIVISION
                                      -------------------------------------------   -----------------------------------------------
                                                                   PERIOD FROM                                     PERIOD FROM
                                              YEAR ENDED         MARCH 2, 1999(a)          YEAR ENDED          FEBRUARY 23, 1999(a)
                                             DECEMBER 31,              TO                 DECEMBER 31,                  TO
                                      -----------------------      DECEMBER 31,     -----------------------        DECEMBER 31,
                                          2001         2000           1999             2001          2000              1999
                                      -----------   ---------   -----------------   -----------   ---------    --------------------
Investment Income:
    Dividend income                   $        --   $      --       $     --        $        --   $      --          $     --
Expenses:
    Mortality and expense
        risk charge                        38,786      25,195          3,354             32,973      27,292             3,112
                                      -----------   ---------       --------        -----------   ---------          --------
        Net investment
            loss                          (38,786)    (25,195)        (3,354)           (32,973)    (27,292)           (3,112)
Realized gain (loss)
    on investments:
    Net realized gain (loss)
        on sale of fund shares           (360,666)     57,129          3,738           (331,407)      4,785             4,123
    Realized gain distributions           236,873     110,093          1,030            718,341     164,587              --
                                      -----------   ---------       --------        -----------   ---------          --------
    Realized gain (loss)                 (123,793)    167,222          4,768            386,934     169,372             4,123
                                      -----------   ---------       --------        -----------   ---------          --------
    Change in unrealized
        gain (loss) on
        investments                    (1,547,885)   (596,551)       367,065         (1,791,033)   (910,743)          370,322
                                      -----------   ---------       --------        -----------   ---------          --------
    Increase (decrease) in net
        assets from operations        $(1,710,464)  $(454,524)      $368,479        $(1,437,072)  $(768,663)         $371,333
                                      ===========   =========       ========        ===========   =========          ========


                                                JPVF                               JPVF
                                           MID-CAP GROWTH                     CAPITAL GROWTH
                                              DIVISION                           DIVISION
                                          ---------------    -------------------------------------------------
                                           PERIOD FROM                                        PERIOD FROM
                                          JUNE 4, 2001(a)            YEAR ENDED           FEBRUARY 23, 1999(a)
                                                TO                  DECEMBER 31,                   TO
                                           DECEMBER 31,      -------------------------        DECEMBER 31,
                                               2001              2001          2000               1999
                                          ---------------    -----------   -----------    --------------------
Investment Income:
    Dividend income                          $    --         $       --    $        --          $     --
Expenses:
    Mortality and expense
        risk charge                              257              79,821        61,476            11,809
                                             -------         -----------   -----------          --------
        Net investment
            loss                                (257)            (79,821)      (61,476)          (11,809)
Realized gain (loss)
    on investments:
    Net realized gain (loss)
        on sale of fund shares                 1,291            (174,591)       25,189             7,916
    Realized gain distributions                 --               565,287       222,570             5,714
                                             -------         -----------   -----------          --------
    Realized gain (loss)                       1,291             390,696       247,759            13,630
                                             -------         -----------   -----------          --------
    Change in unrealized
        gain (loss) on
        investments                           11,643          (2,823,421)   (1,499,855)          656,504
                                             -------         -----------   -----------          --------
    Increase (decrease) in net
        assets from operations               $12,677         $(2,512,546)  $(1,313,572)         $658,325
                                             =======         ===========   ===========          ========

(a) Commencement of operations See notes to financial statements.

                            STATEMENTS OF OPERATIONS

                             JPF SEPARATE ACCOUNT C

                                                          JPVF                                     JPVF
                                                      GLOBAL HARD                                  SMALL
                                                         ASSETS                                   COMPANY
                                                        DIVISION                                 DIVISION
                                          -------------------------------------   ----------------------------------------
                                                                 PERIOD FROM                                PERIOD FROM
                                               YEAR ENDED     MARCH 13, 1999(a)       YEAR ENDED       FEBRUARY 23, 1999(a)
                                              DECEMBER 31,           TO              DECEMBER 31,               TO
                                          -----------------      DECEMBER 31,     -------------------       DECEMBER 31,
                                            2001      2000          1999            2001       2000             1999
                                          --------   ------   -----------------   --------   --------  --------------------
Investment Income:
    Dividend income                       $  2,087   $  353         $ --          $     --   $     --         $    13

Expenses:
    Mortality and expense risk
        charge                                 765      133           74            10,805      4,182             897
                                          --------   ------         ----          --------   --------         -------
        Net investment income
            (loss)                           1,322      220          (74)          (10,805)    (4,182)           (884)

Realiced gain (loss) on investments:
    Net realized gain (loss)
        on sale of fund shares              (7,490)     215          (19)          (34,333)     2,727             343
    Realized gain distributions                 --       --           --                --         --             248
                                          --------   ------         ----          --------   --------         -------
    Realized gain (loss)                    (7,490)     215          (19)          (34,333)     2,727             591
                                          --------   ------         ----          --------   --------         -------
    Change in unrealized
        gain (loss) on
        investments                         (6,094)   2,079          551            18,866    (72,983)         47,174
                                          --------   ------         ----          --------   --------         -------
    Increase (decrease) in net
        assets from operations            $(12,262)  $2,514         $458          $(26,272)  $(74,438)        $46,881
                                          ========   ======         ====          ========   ========         =======


                                                JPVF                        JPVF
                                              MID-CAP                      S&P 500
                                               VALUE                        INDEX
                                             DIVISION                     DIVISION
                                          ---------------      -----------------------------
                                             PERIOD FROM                        PERIOD FROM
                                           MAY 30, 2001(a)                     MAY 1, 2000(a)
                                                 TO              YEAR ENDED          TO
                                             DECEMBER 31,       DECEMBER 31,    DECEMBER 31,
                                                2001                2001            2000
                                           ---------------      ------------   --------------
Investment Income:
    Dividend income                           $    --            $    56,926      $      --

Expenses:
    Mortality and expense risk
        charge                                   1,033                91,242         45,851
                                               -------           -----------      ---------
        Net investment income
            (loss)                              (1,033)              (34,316)       (45,851)

Realiced gain (loss) on investments:
    Net realized gain (loss)
        on sale of fund shares                     (52)             (176,388)       (33,238)
    Realized gain distributions                     --                    --             --
                                               -------           -----------      ---------
    Realized gain (loss)                           (52)             (176,388)       (33,238)
                                               -------           -----------      ---------
    Change in unrealized
        gain (loss) on
        investments                             30,336              (945,628)      (621,558)
                                               -------           -----------      ---------
    Increase (decrease) in net
        assets from operations                 $29,251           $(1,156,332)     $(700,647)
                                               =======           ===========      =========

(a) Commencement of operations

See notes to financial statements.

                            STATEMENTS OF OPERATIONS

                             JPF SEPARATE ACCOUNT C

                                                       JPVF
                                                     SMALL-CAP                           JPVF
                                                       VALUE                            VALUE
                                                     DIVISION                          DIVISION
                                                 ---------------      -------------------------------------------
                                                   PERIOD FROM                                     PERIOD FROM
                                                 MAY 30, 2001(a)             YEAR ENDED         APRIL 19, 1999(a)
                                                        TO                  DECEMBER 31,               TO
                                                   DECEMBER 31,       -----------------------     DECEMBER 31,
                                                       2001             2001           2000           1999
                                                 ---------------      -------        --------   -----------------
Investment Income:
    Dividend income                                  $    --          $17,583        $  4,782       $    --
Expenses:
    Mortality and expense
        risk charge                                      941           23,346           9,661         1,233
                                                     -------          -------        --------       -------
    Net investment
          income (loss)                                 (941)          (5,763)         (4,879)       (1,233)
Realized gain (loss) on investments:
    Net realized gain (loss)
        on sale of fund shares                          (277)          20,819          (4,876)         (778)
    Realized gain distributions                        2,082            1,213          59,586            --
                                                     -------          -------        --------       -------
    Realized gain (loss)                               1,805           22,032          54,710          (778)
                                                     -------          -------        --------       -------
    Change in unrealized
        gain (loss) on
        investments                                   19,210           (7,657)         79,742        (6,085)
                                                     -------          -------        --------       -------
    Increase (decrease) in net
        assets from operations                       $20,074          $ 8,612        $129,573       $(8,096)
                                                     =======          =======        ========       =======


                                                               JPVF                                              JPVF
                                                          INTERNATIONAL                                         WORLD
                                                              EQUITY                                           GROWTH
                                                             DIVISION                                         DIVISION
                                        -----------------------------------------------    ----------------------------------------
                                                                         PERIOD FROM                                  PERIOD FROM
                                                YEAR ENDED          FEBRUARY 23, 1999(a)          YEAR ENDED       MARCH 4, 1999(a)
                                               DECEMBER 31,                  TO                  DECEMBER 31,             TO
                                        --------------------------      DECEMBER 31,       ----------------------    DECEMBER 31,
                                           2001             2000            1999              2001         2000          1999
                                        ---------        ---------  -------------------    ---------      -------  ----------------
Investment Income:
    Dividend income                     $      --        $      --        $    --          $  11,303      $ 3,251      $     1
Expenses:
    Mortality and expense
        risk charge                        13,608            8,516          1,627              8,715        3,450          579
                                        ---------        ---------        -------          ---------      -------      -------
    Net investment
          income (loss)                   (13,608)          (8,516)        (1,627)             2,588         (199)        (578)
Realized gain (loss) on investments:
    Net realized gain (loss)
        on sale of fund shares           (121,788)         (23,267)         2,323            (44,205)       2,838          814
    Realized gain distributions                --           45,123             --             93,334        3,540            3
                                        ---------        ---------        -------          ---------      -------      -------
    Realized gain (loss)                 (121,788)          21,856          2,323             49,129        6,378          817
                                        ---------        ---------        -------          ---------      -------      -------
    Change in unrealized
        gain (loss) on
        investments                      (232,239)        (272,468)        68,099           (110,077)      (1,731)      13,108
                                        ---------        ---------        -------          ---------      -------      -------
    Increase (decrease) in net
        assets from operations          $(367,635)       $(259,128)       $68,795          $ (58,360)     $ 4,448      $13,347
                                        =========        =========        =======          =========      =======      =======

(a) Commencement of operations

See notes to financial statements.

                            STATEMENTS OF OPERATIONS

                             JPF SEPARATE ACCOUNT C


                                                             JPVF                                           JPVF
                                                           BALANCED                                    HIGH YIELD BOND
                                                           DIVISION                                       DIVISION
                                           ----------------------------------------       ---------------------------------------
                                                                    PERIOD FROM                                    PERIOD FROM
                                                 YEAR ENDED        MARCH 1, 1999(a)             YEAR ENDED      APRIL 21, 1999(a)
                                                DECEMBER 31,             TO                   DECEMBER 31,              TO
                                           --------------------     DECEMBER 31,          -------------------      DECEMBER 31,
                                              2001       2000           1999                2001       2000           1999
                                           ---------   --------   -----------------       --------   --------   -----------------
Investment Income:
    Dividend income                        $  34,549   $ 10,823       $    --             $ 54,931   $ 15,577        $ 7,424
Expenses:
    Mortality and expense
        risk charge                           15,489      6,524         1,146                5,629      1,960            348
                                           ---------   --------       -------             --------   --------        -------
    Net investment
            income (loss)                     19,060      4,299        (1,146)              49,302     13,617          7,076

Realized gain (loss) on Investments:
    Net realized gain (loss)
        on sale of fund shares              (111,121)     2,549           573              (42,020)    (3,128)           (77)
    Realized gain distributions               62,377     28,629            33                   --         --             --
                                           ---------   --------       -------             --------   --------        -------
    Realized gain (loss)                     (48,744)    31,178           606              (42,020)    (3,128)           (77)
                                           ---------   --------       -------             --------   --------        -------
    Change in unrealized
        gain (loss)
        on investments                       (44,302)   (63,067)       43,020              (23,390)   (25,664)        (6,130)
                                           ---------   --------       -------             --------   --------        -------
    Increase (decrease) in
        net assets from
        operations                         $ (73,986)  $(27,590)      $42,480             $(16,108)  $(15,175)       $   869
                                           =========   ========       =======             ========   ========        =======


                                                                                               AMERICAN
                                                                 JPVF                          CENTURY
                                                             MONEY MARKET                      VP INT'L
                                                               DIVISION                        DIVISION
                                                 -----------------------------------      -----------------
                                                                       PERIOD FROM           PERIOD FROM
                                                      YEAR ENDED      MAY 4, 1999(a)      AUGUST 9, 2001(a)
                                                    DECEMBER 31,            TO                     TO
                                                 ------------------    DECEMBER 31,         DECEMBER 31,
                                                   2001      2000          1999                  2001
                                                 --------   -------   --------------      -----------------
Investment Income:
    Dividend income                              $109,389   $66,394      $    --                $   --
Expenses:
    Mortality and expense
        risk charge                                40,946    19,502        7,959                   185
                                                 --------   -------      -------                ------
    Net investment
            income (loss)                          68,443    46,892       (7,959)                 (185)

Realized gain (loss) on Investments:
    Net realized gain (loss)
        on sale of fund shares                     27,847    26,793       12,753                   109
    Realized gain distributions                        --        --           --                    --
                                                 --------   -------      -------                ------
    Realized gain (loss)                           27,847    26,793       12,753                   109
                                                 --------   -------      -------                ------
    Change in unrealized
        gain (loss)
        on investments                              3,086    19,572       23,154                 4,497
                                                 --------   -------      -------                ------
    Increase (decrease) in
        net assets from
        operations                               $ 99,376   $93,257      $27,948                $4,421
                                                 ========   =======      =======                ======

(a) Commencement of operations

See notes to financial statements.

                            STATEMENTS OF OPERATIONS

                             JPF SEPARATE ACCOUNT C

                                                                              FIDELITY
                                              AYCO                               VIP
                                             GROWTH                            GROWTH
                                            DIVISION                          DIVISION
                                        ----------------    --------------------------------------------
                                          PERIOD FROM                                   PERIOD FROM
                                        JUNE 27, 2001(a)          YEAR ENDED        FEBRUARY 23, 1999(a)
                                               TO                DECEMBER 31,                TO
                                          DECEMBER 31,      ---------------------       DECEMBER 31,
                                              2001             2001       2000              1999
                                        ----------------    ---------   ---------   --------------------
Investment Income:
    Dividend income                         $   265         $   2,800   $   2,558        $     --

Expenses:
    Mortality and expense
        risk charge                             166            41,238      33,038           6,980
                                            -------         ---------   ---------        --------
    Net investment
             income (loss)                       99           (38,438)    (30,480)         (6,980)

Realized gain (loss)
    on Investments:
    Net realized gain
        (loss) on sale
        of fund shares                         (662)         (242,438)      4,457           7,259
    Realized gain
        distributions                           245           263,159     254,515              --
                                            -------         ---------   ---------        --------
    Realized gain (loss)                       (417)           20,721     258,972           7,259
                                            -------         ---------   ---------        --------
    Change in unrealized
        gain (loss)
        on investments                       (2,862)         (786,454)   (782,857)        316,122
                                            -------         ---------   ---------        --------
    Increase (decrease)
        in net assets
        from operations                     $(3,180)        $(804,171)  $(554,365)       $316,401
                                            =======         =========   =========        ========


                                                        FIDELITY                                     FIDELITY
                                                       VIP EQUITY                                     VIP II
                                                         INCOME                                     CONTRAFUND
                                                        DIVISION                                     DIVISION
                                        -------------------------------------     --------------------------------------------
                                                                PERIOD FROM                                   PERIOD FROM
                                             YEAR ENDED      MARCH 1, 1999(a)           YEAR ENDED        FEBRUARY 23, 1999(a)
                                            DECEMBER 31,            TO                 DECEMBER 31,                TO
                                        -------------------     DECEMBER 31,      ---------------------       DECEMBER 31,
                                           2001      2000          1999              2001        2000             1999
                                        ---------  --------  ----------------     ---------   ---------   --------------------
Investment Income:
    Dividend income                     $  24,647  $ 13,740      $    --          $  22,690   $   5,597         $     --

Expenses:
    Mortality and expense
        risk charge                        24,952    11,779        2,419             35,003      24,440            4,941
                                        ---------  --------      -------          ---------   ---------         --------
    Net investment
             income (loss)                   (305)    1,961       (2,419)           (12,313)    (18,843)          (4,941)

Realized gain (loss)
    on Investments:
    Net realized gain
        (loss) on sale
        of fund shares                    (61,607)  (11,365)      (2,179)          (109,791)     (7,820)             584
    Realized gain
        distributions                      69,246    51,766           --             80,084     203,228               --
                                        ---------  --------      -------          ---------   ---------         --------
    Realized gain (loss)                    7,639    40,401       (2,179)           (29,707)    195,408              584
                                        ---------  --------      -------          ---------   ---------         --------
    Change in unrealized
        gain (loss)
        on investments                   (152,881)   71,364       (3,300)          (394,131)   (397,838)         171,306
                                        ---------  --------      -------          ---------   ---------         --------
    Increase (decrease)
        in net assets
        from operations                 $(145,547) $113,726      $(7,898)         $(436,151)  $(221,273)        $166,949
                                        =========  ========      =======          =========   =========         ========

(a) Commencement of operations

See notes to financial statements.

                            STATEMENTS OF OPERATIONS

                             JPF SEPARATE ACCOUNT C

                                                              MFS                                            MFS
                                                           RESEARCH                                      UTILITIES
                                                           DIVISION                                       DIVISION
                                         --------------------------------------------    ---------------------------------------
                                                                     PERIOD FROM                                  PERIOD FROM
                                               YEAR ENDED        FEBRUARY 23, 1999(a)          YEAR ENDED       MARCH 2, 1999(a)
                                              DECEMBER 31,                TO                  DECEMBER 31,             TO
                                         ---------------------       DECEMBER 31,        --------------------     DECEMBER 31,
                                            2001        2000             1999               2001       2000           1999
                                         ---------   ---------   --------------------    ---------   --------   ----------------
Investment Income:
    Dividend income                      $     183   $     233         $    91           $  41,847   $  6,334       $   474

Expenses:
    Mortality and expense risk
        charge                              13,710       8,240           1,083              13,853      7,251         1,560
                                         ---------   ---------         -------           ---------   --------       -------
    Net investment
             income (loss)                 (13,527)     (8,007)           (992)             27,994       (917)       (1,086)

Realized gain (loss) on
    investments:
    Net realized gain (loss)
        on sale of fund shares            (172,578)      6,078             827             (94,589)     8,454         2,666
    Realized gain distributions            176,167      39,896             483             109,743     47,763         2,382
                                         ---------   ---------         -------           ---------   --------       -------
    Realized gain (loss)                     3,589      45,974           1,310              15,154     56,217         5,048
                                         ---------   ---------         -------           ---------   --------       -------

    Change in unrealized
        gain (loss) on
        investments                       (349,218)   (143,345)         41,493            (442,135)   (21,303)       71,345
                                         ---------   ---------         -------           ---------   --------       -------

        Increase (decrease) in
             net assets from
             operations                  $(359,156)  $(105,378)        $41,811           $(398,987)  $ 33,997       $75,307
                                         =========   =========         =======           =========   ========       =======


                                                      OPPENHEIMER
                                                    STRATEGIC BOND
                                                       DIVISION
                                         ------------------------------------
                                                                PERIOD FROM
                                             YEAR ENDED       MAY 11, 1999(a)
                                            DECEMBER 31,            TO
                                         -----------------     DECEMBER 31,
                                           2001     2000           1999
                                         -------   -------    ---------------
Investment Income:
    Dividend income                      $16,932   $10,025        $  --

Expenses:
    Mortality and expense risk
        charge                             6,400     2,050          227
                                         -------   -------        ------
    Net investment
             income (loss)                10,532     7,975         (227)

Realized gain (loss) on
    investments:
    Net realized gain (loss)
        on sale of fund shares            (3,726)   (1,081)          42
    Realized gain distributions           18,244        --           --
                                         -------   -------        ------
    Realized gain (loss)                  14,518    (1,081)          42
                                         -------   -------        ------

    Change in unrealized
        gain (loss) on
        investments                       (7,395)   (3,401)        1,344
                                         -------   -------        ------

        Increase (decrease) in
             net assets from
             operations                  $17,655   $ 3,493        $1,159
                                         =======   =======        ======

(a) Commencement of operations

See notes to financial statements.

                            STATEMENTS OF OPERATIONS

                             JPF SEPARATE ACCOUNT C

                                                                                                       PIMCO
                                                                                                   TOTAL RETURN
                                                                     OPPENHEIMER BOND                  BOND
                                                                         DIVISION                    DIVISION
                                                          ------------------------------------    --------------
                                                                                PERIOD FROM        PERIOD FROM
                                                              YEAR ENDED      MARCH 2, 1999(a)    MAY 1, 2001(a)
                                                             DECEMBER 31,            TO                 TO
                                                          -----------------     DECEMBER 31,       DECEMBER 31,
                                                            2001      2000          1998               2001
                                                          -------   -------   ----------------    --------------
Investment Income:
    Dividend income                                       $73,405   $26,376         $  44            $ 18,461

Expenses:
    Mortality and expense risk
        charge                                             13,420     4,977           834               4,375
                                                          -------   -------         -----            --------
    Net investment
        income (loss)                                      59,985    21,399          (790)             14,086
Realized gain (loss)
    on investments:
    Net realized gain (loss)
        on sale of fund shares                               (864)   (1,899)         (215)              2,524
    Realized gain distributions                                --        --             4              21,659
                                                          -------   -------         -----            --------
    Realized gain (loss)                                     (864)   (1,899)         (211)             24,183
                                                          -------   -------         -----            --------
    Change in unrealized gain
        (loss) on investments                              15,053     8,859           138             (12,840)
                                                          -------   -------         -----            --------
        Increase (decrease) in
             net assets from
             operations                                   $74,174   $28,359         $(863)           $ 25,429
                                                          =======   =======         =====            ========


                                                                 TEMPLETON                                  JPM
                                                          INTERNATIONAL SECURITIES                          BOND
                                                                  DIVISION                                DIVISION
                                                  ----------------------------------------    --------------------------------
                                                                           PERIOD FROM
                                                        YEAR ENDED       MARCH 11, 1999(a)               YEAR ENDED
                                                       DECEMBER 31,             TO                      DECEMBER 31,
                                                  --------------------     DECEMBER 31,       --------------------------------
                                                     2001       2000           1999             2001        2000       1999
                                                  ---------   --------   -----------------    --------    --------   ---------
Investment Income:
    Dividend income                               $  57,444   $ 11,462        $    54         $449,672    $434,883   $ 157,202

Expenses:
    Mortality and expense risk
        charge                                       19,596      9,961          1,422           48,495      43,404      43,722
                                                  ---------   --------        -------         --------    --------   ---------
    Net investment
        income (loss)                                37,848      1,501         (1,368)         401,177     391,479     113,480
Realized gain (loss)
    on investments:
    Net realized gain (loss)
        on sale of fund shares                      (36,607)    (3,950)           885           18,882      10,017      39,051
    Realized gain distributions                     451,787     77,168            189           65,798          --      25,715
                                                  ---------   --------        -------         --------    --------   ---------
    Realized gain (loss)                            415,180     73,218          1,074           84,680      10,017      64,766
                                                  ---------   --------        -------         --------    --------   ---------
    Change in unrealized gain
        (loss) on investments                      (790,303)   (94,943)        54,382          (38,782)    235,017    (292,233)
                                                  ---------   --------        -------         --------    --------   ---------
        Increase (decrease) in
             net assets from
             operations                           $(337,275)  $(20,224)       $54,088         $447,075    $636,513   $(113,987)
                                                  =========   ========        =======         ========    ========   =========

(a) Commencement of operations

See notes to financial statements.

                            STATEMENTS OF OPERATIONS

                             JPF SEPARATE ACCOUNT C

                                                                JPM                                         JPM
                                                       US DISCIPLINED EQUITY                           SMALL COMPANY
                                                              DIVISION                                    DIVISION
                                              --------------------------------------        ------------------------------------
                                                      YEAR ENDED DECEMBER 31,                      YEAR ENDED DECEMBER 31,
                                              --------------------------------------        ------------------------------------
                                                  2001          2000         1999              2001         2000         1999
                                              -----------   -----------   ----------        ---------   -----------   ----------
Investment Income:
    Dividend income                           $    51,335   $    86,444   $   47,249        $   2,556   $    10,171   $    3,488

Expenses:
    Mortality and expense risk charge              69,547        91,125       87,610           37,505        45,023       31,439
                                              -----------   -----------   ----------        ---------   -----------   ----------
        Net investment income (loss)              (18,212)       (4,681)     (40,361)         (34,949)      (34,852)     (27,951)

Realized gain (loss) on Investments:
    Net realized gain (loss)
        on sale of fund shares                    (50,533)      152,421       46,986           (2,780)      195,179        7,473
    Realized  gain distributions                      --        403,828    1,093,257              --        185,725      139,901
                                              -----------   -----------   ----------        ---------   -----------   ----------
    Realized gain (loss)                          (50,533)      556,249    1,140,243           (2,780)      380,904      147,374
                                              -----------   -----------   ----------        ---------   -----------   ----------
    Change in unrealized gain (loss)
        on investments                         (1,448,924)   (2,295,331)   1,116,015         (518,865)   (1,226,711)   1,914,682
                                              -----------   -----------   ----------        ---------   -----------   ----------
    Increase (decrease) in net assets
        from operations                       $(1,517,669)  $(1,743,763)  $2,215,897        $(556,594)  $  (880,659)  $2,034,105
                                              ===========   ===========   ==========        =========   ===========   ==========


                                                                      JPM
                                                         INTERNATIONAL OPPORTUNITIES
                                                                EQUITY DIVISION
                                                    --------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                                    --------------------------------------
                                                        2001          2000         1999
                                                    -----------   -----------   ----------
Investment Income:
    Dividend income                                 $    69,401   $    26,516   $   74,154

Expenses:
    Mortality and expense risk charge                    46,890        61,567       49,903
                                                    -----------   -----------   ----------
        Net investment income (loss)                     22,511       (35,051)      24,251

Realized gain (loss) on Investments:
    Net realized gain (loss)
        on sale of fund shares                          (50,343)       14,697       14,424
    Realized  gain distributions                        192,847       187,570      282,839
                                                    -----------   -----------   ----------
    Realized gain (loss)                                142,504       202,267      297,263
                                                    -----------   -----------   ----------
    Change in unrealized gain (loss)
        on investments                               (1,826,996)   (1,860,144)   2,191,122
                                                    -----------   -----------   ----------
    Increase (decrease) in net assets
        from operations                             $(1,661,981)  $(1,692,928)  $2,512,636
                                                    ===========   ===========   ==========

(a) Commencement of operations

See notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                             JPF SEPARATE ACCOUNT C

                                                            JPVF                                        JPVF
                                                           GROWTH                                 EMERGING GROWTH
                                                          DIVISION                                    DIVISION
                                        ------------------------------------------  ----------------------------------------------
                                                                     PERIOD FROM                                  PERIOD FROM
                                               YEAR ENDED         MARCH 2, 1999(a)         YEAR ENDED         FEBRUARY 23, 1999(a)
                                              DECEMBER 31,               TO               DECEMBER 31,                 TO
                                        -----------------------     DECEMBER 31,    -----------------------       DECEMBER 31,
                                            2001        2000            1999           2001         2000              1999
                                        -----------  ----------   ----------------  -----------  ----------   --------------------
INCREASE IN NET ASSETS
Operations:
    Net investment
        loss                            $   (38,786) $  (25,195)     $   (3,354)    $   (32,973) $  (27,292)       $   (3,112)
    Net realized gain (loss)
        on investments                     (123,793)    167,222           4,768         386,934     169,372             4,123
    Net unrealized gain (loss)
        on investments                   (1,547,885)   (596,551)        367,065      (1,791,033)   (910,743)          370,322
                                        -----------  ----------      ----------     -----------  ----------        ----------
Increase (decrease) in net
    assets from operations               (1,710,464)   (454,524)        368,479      (1,437,072)   (768,663)          371,333
Contractholder transactions--
    Note G:
    Transfers of net
        premiums                            713,912   1,600,318         160,204       1,219,108   1,281,311           114,011
    Transfers from/to
        General Account and
        within Separate
        Account, net                      1,891,565   1,608,523         597,551       1,016,368   2,149,271           712,819
    Transfers of cost
        of insurance                       (527,250)   (367,975)        (43,454)       (464,392)   (398,482)          (70,643)
    Transfers on account
        of death                                 --          --              --              --          --                --
    Transfers on account of
        other terminations                   50,695      (5,794)          1,159          (9,065)     (2,551)              637
                                        -----------  ----------      ----------     -----------  ----------        ----------
Net increase in net assets
    derived from
    contractholder
    transactions                          2,128,922   2,835,072         715,460       1,762,019   3,029,549           756,824
                                        -----------  ----------      ----------     -----------  ----------        ----------
Net increase in net assets                  418,458   2,380,548       1,083,939         324,947   2,260,886         1,128,157
Balance at beginning
    of period                             3,464,487   1,083,939              --       3,389,043   1,128,157                --
                                        -----------  ----------      ----------     -----------  ----------        ----------
Balance at end of period                $ 3,882,945  $3,464,487      $1,083,939     $ 3,713,990  $3,389,043        $1,128,157
                                        ===========  ==========      ==========     ===========  ==========        ==========


                                               JPVF                                JPVF
                                          MID-CAP GROWTH                      CAPITAL GROWTH
                                             DIVISION                            DIVISION
                                          ---------------   -----------------------------------------------
                                           PERIOD FROM                                     PERIOD FROM
                                          JUNE 4, 2001(a)           YEAR ENDED         FEBRUARY 23, 1999(a)
                                                TO                 DECEMBER 31,                 TO
                                           DECEMBER 31,     ------------------------       DECEMBER 31,
                                               2001             2001         2000              1999
                                          ---------------   -----------  -----------   --------------------
INCREASE IN NET ASSETS
Operations:
    Net investment
        loss                                 $   (257)      $   (79,821) $   (61,476)       $  (11,809)
    Net realized gain (loss)
        on investments                          1,291           390,696      247,759            13,630
    Net unrealized gain (loss)
        on investments                         11,643        (2,823,421)  (1,499,855)          656,504
                                             --------       -----------  -----------        ----------
Increase (decrease) in net
    assets from operations                     12,677        (2,512,546)  (1,313,572)          658,325
Contractholder transactions--
    Note G:
    Transfers of net
        premiums                               10,582         2,609,360    2,140,106           771,422
    Transfers from/to
        General Account and
        within Separate
        Account, net                           98,269         2,370,668    3,778,483         2,128,393
    Transfers of cost
        of insurance                           (4,942)       (1,104,646)    (976,052)         (272,183)
    Transfers on account
        of death                                   --           (12,048)          --                --
    Transfers on account of
        other terminations                     (4,191)           96,173       (2,131)              740
                                             --------       -----------  -----------        ----------
Net increase in net assets
    derived from
    contractholder
    transactions                               99,718         3,959,507    4,940,406         2,628,372
                                             --------       -----------  -----------        ----------
Net increase in net assets                    112,395         1,446,961    3,626,834         3,286,697
Balance at beginning
    of period                                      --         6,913,531    3,286,697                --
                                             --------       -----------  -----------        ----------
Balance at end of period                     $112,395       $ 8,360,492  $ 6,913,531        $3,286,697
                                             ========       ===========  ===========        ==========

(a) Commencement of operations

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                             JPF SEPARATE ACCOUNT C

                                                         JPVF                                       JPVF
                                                        GLOBAL                                     SMALL
                                                     HARD ASSETS                                  COMPANY
                                                       DIVISION                                   DIVISION
                                        -------------------------------------  --------------------------------------------
                                                              PERIOD FROM                                  PERIOD FROM
                                             YEAR ENDED     MARCH 13, 1999(a)         YEAR ENDED       FEBRUARY 23, 1999(a)
                                            DECEMBER 31,           TO                DECEMBER 31,               TO
                                        ------------------    DECEMBER 31,     ---------------------       DECEMBER 31,
                                          2001       2000         1999            2001        2000             1999
                                        --------   -------  -----------------  ----------   --------   --------------------
INCREASE IN NET ASSETS
Operations:
    Net investment income (loss)        $  1,322   $   220      $   (74)       $  (10,805)  $ (4,182)        $   (884)
    Net realized gain (loss)
        on investments                    (7,490)      215          (19)          (34,333)     2,727              591
    Net unrealized gain (loss)
        on investments                    (6,094)    2,079          551            18,866    (72,983)          47,174
                                        --------   -------      -------        ----------   --------         --------
Increase (decrease) in net
    assets from operations               (12,262)    2,514          458           (26,272)   (74,438)          46,881
Contractholder transactions--
    Note G:
    Transfers of net premiums             14,590     2,136          242           389,474    162,555           80,706
    Transfers from/to General
        Account and within
        Separate Account, net             10,250     5,614       25,907           574,855    354,173          185,092
    Transfers of cost of insurance        (7,128)   (3,285)        (760)         (155,128)   (77,821)         (19,776)
    Transfer on account of death              --        --           --                --         --               --
    Transfers on account
        of other terminations             (1,078)     (161)          --            (6,293)    (2,238)             225
                                        --------   -------      -------        ----------   --------         --------
Net increase in net
    assets derived from
    contractholder transactions           16,634     4,304       25,389           802,908    436,669          246,247
                                        --------   -------      -------        ----------   --------         --------
Net increase in net assets                 4,372     6,818       25,847           776,636    362,231          293,128
Balance at beginning of period            32,665    25,847           --           655,359    293,128               --
                                        --------   -------      -------        ----------   --------         --------
Balance at end of period                $ 37,037   $32,665      $25,847        $1,431,995   $655,359         $293,128
                                        ========   =======      =======        ==========   ========         ========


                                              JPVF                      JPVF
                                             MID-CAP                  S&P 500
                                              VALUE                    INDEX
                                            DIVISION                 DIVISION
                                        ---------------   ----------------------------
                                         PERIOD FROM                     PERIOD FROM
                                        MAY 30, 2001(a)                 MAY 1, 2000(a)
                                               TO          YEAR ENDED         TO
                                          DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                              2001            2001           2000
                                        ---------------   ------------  --------------
INCREASE IN NET ASSETS
Operations:
    Net investment income (loss)            $ (1,033)      $   (34,316)   $  (45,851)
    Net realized gain (loss)
        on investments                           (52)         (176,388)      (33,238)
    Net unrealized gain (loss)
        on investments                        30,336          (945,628)     (621,558)
                                            --------       -----------    ----------
Increase (decrease) in net
    assets from operations                    29,251        (1,156,332)     (700,647)
Contractholder transactions--
    Note G:
    Transfers of net premiums                 61,452         3,421,596     1,533,600
    Transfers from/to General
        Account and within
        Separate Account, net                293,414         3,720,499     6,937,748
    Transfers of cost of insurance           (11,763)       (1,222,735)     (663,948)
    Transfer on account of death                  --           (11,123)           --
    Transfers on account
        of other terminations                 (3,360)          (44,489)       (2,472)
                                            --------       -----------    ----------
Net increase in net
    assets derived from
    contractholder transactions              339,743         5,863,748     7,804,928
                                            --------       -----------    ----------
Net increase in net assets                   368,994         4,707,416     7,104,281
Balance at beginning of period                    --         7,104,281            --
                                            --------       -----------    ----------
Balance at end of period                    $368,994       $11,811,697    $7,104,281
                                            ========       ===========    ==========

(a) Commencement of operations

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                             JPF SEPARATE ACCOUNT C

                                                            JPVF                                JPVF
                                                         SMALL-CAP                             VALUE
                                                       VALUE DIVISION                         DIVISION
                                                       ---------------     -------------------------------------------
                                                         PERIOD FROM                                    PERIOD FROM
                                                       MAY 30, 2001(a)           YEAR ENDED          APRIL 19, 1999(a)
                                                            TO                  DECEMBER 31,                TO
                                                        DECEMBER 31,       -----------------------     DECEMBER 31,
                                                            2001              2001         2000            1999
                                                       ---------------     ----------   ----------   -----------------
INCREASE IN NET ASSETS
Operations:
    Net investment
        income (loss)                                    $   (941)         $   (5,763)  $   (4,879)      $ (1,233)
    Net realized gain (loss)
        on investments                                      1,805              22,032       54,710           (778)
    Net unrealized gain (loss)
        on investments                                     19,210              (7,657)      79,742         (6,085)
                                                         --------          ----------   ----------       --------
Increase (decrease) in net
    assets from operations                                 20,074               8,612      129,573         (8,096)
Contractholder transactions--
    Note G:
    Transfers of net premiums                              52,240             573,091      791,269        109,403
    Transfers from/to
        General Account
        and within Separate
        Account, net                                      292,896           1,249,813      469,459        256,971
    Transfers of cost of insurance                        (10,476)           (319,886)    (172,928)       (21,128)
    Transfers on account of
        other terminations                                   (422)             (9,265)       2,271           (254)
                                                         --------          ----------   ----------       --------
Net increase in net assets
    derived from contractholder
    transactions                                          334,238           1,493,753    1,090,071        344,992
                                                         --------          ----------   ----------       --------
Net increase in net assets                                354,312           1,502,365    1,219,644        336,896
Balance at beginning of period                                 --           1,556,540      336,896             --
                                                         --------          ----------   ----------       --------
Balance at end of period                                 $354,312          $3,058,905   $1,556,540       $336,896
                                                         ========          ==========   ==========       ========


                                                              JPVF                                            JPVF
                                                         INTERNATIONAL                                       WORLD
                                                        EQUITY DIVISION                                 GROWTH DIVISION
                                        ----------------------------------------------    ----------------------------------------
                                                                       PERIOD FROM                                  PERIOD FROM
                                               YEAR ENDED         FEBRUARY 23, 1999(a)          YEAR ENDED        MARCH 4, 1999(a)
                                              DECEMBER 31,                  TO                 DECEMBER 31,              TO
                                        -----------------------        DECEMBER 31,       ---------------------     DECEMBER 31,
                                           2001         2000              1999               2001        2000           1999
                                        ----------   ----------   --------------------    ----------   --------   ----------------
INCREASE IN NET ASSETS
Operations:
    Net investment
        income (loss)                   $  (13,608)  $   (8,516)        $ (1,627)         $    2,588   $   (199)      $   (578)
    Net realized gain (loss)
        on investments                    (121,788)      21,856            2,323              49,129      6,378            817
    Net unrealized gain (loss)
        on investments                    (232,239)    (272,468)          68,099            (110,077)    (1,731)        13,108
                                        ----------   ----------         --------          ----------   --------       --------
Increase (decrease) in net
    assets from operations                (367,635)    (259,128)          68,795             (58,360)     4,448         13,347
Contractholder transactions--
    Note G:
    Transfers of net premiums              587,332      344,735           72,457             377,568    146,025         47,437
    Transfers from/to
        General Account
        and within Separate
        Account, net                       549,527      701,442          336,169             323,308    375,036        116,768
    Transfers of cost of insurance        (212,500)    (157,146)         (41,930)           (131,911)   (64,896)       (12,716)
    Transfers on account of
        other terminations                     153       (7,800)             192              (3,943)    (2,529)            14
                                        ----------   ----------         --------          ----------   --------       --------
Net increase in net assets
    derived from contractholder
    transactions                           924,512      881,231          366,888             565,022    453,636        151,503
                                        ----------   ----------         --------          ----------   --------       --------
Net increase in net assets                 556,877      622,103          435,683             506,662    458,084        164,850
Balance at beginning of period           1,057,786      435,683               --             622,934    164,850             --
                                        ----------   ----------         --------          ----------   --------       --------
Balance at end of period                $1,614,663   $1,057,786         $435,683          $1,129,596   $622,934       $164,850
                                        ==========   ==========         ========          ==========   ========       ========

(a) Commencement of operations

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                             JPF SEPARATE ACCOUNT C

                                                                JPVF                                        JPVF
                                                              BALANCED                                   HIGH YIELD
                                                              DIVISION                                 BOND DIVISION
                                             -----------------------------------------   --------------------------------------
                                                                        PERIOD FROM                             PERIOD FROM
                                                    YEAR ENDED        MARCH 1, 1999(a)        YEAR ENDED      APRIL 21, 1999(a)
                                                   DECEMBER 31,              TO              DECEMBER 31,            TO
                                             ----------------------     DECEMBER 31,     -------------------    DECEMBER 31,
                                                2001         2000           1999           2001       2000          1999
                                             ----------   ---------   ----------------   --------   --------  -----------------
INCREASE IN NET ASSETS
Operations:
    Net investment income (loss)             $   19,060   $   4,299       $ (1,146)      $ 49,302   $ 13,617      $ 7,076
    Net realized gain (loss) on
        investments                             (48,744)     31,178            606        (42,020)    (3,128)         (77)
    Net unrealized gain (loss)
        on investments                          (44,302)    (63,067)        43,020        (23,390)   (25,664)      (6,130)
                                             ----------   ---------       --------       --------   --------      -------
Increase (decrease) in net assets
    from operations                             (73,986)    (27,590)        42,480        (16,108)   (15,175)         869
Contractholder transactions--Note G:
    Transfers of net premiums                   470,005     216,759         47,357        146,830     73,397       21,319
    Transfers from/to General
        Account and within
        Separate Account, net                   712,771     490,964        324,227        323,204     43,181       84,200
    Transfers of cost of insurance             (244,764)   (124,053)       (30,146)       (60,675)   (21,803)      (8,410)
    Transfers on account of other
        terminations                             (3,194)        (38)           174         (2,347)      (351)         (97)
                                             ----------   ---------       --------       --------   --------      -------
Net increase in net assets derived from
    contractholder transactions                 934,818     583,632        341,612        407,012     94,424       97,012
                                             ----------   ---------       --------       --------   --------      -------
Net increase in net assets                      860,832     556,042        384,092        390,904     79,249       97,881
Balance at beginning of period                  940,134     384,092             --        177,130     97,881           --
                                             ----------   ---------       --------       --------   --------      -------
Balance at end of period                     $1,800,966   $ 940,134       $384,092       $568,034   $177,130      $97,881
                                             ==========   =========       ========       ========   ========      =======


                                                                JPVF                        AMERICAN
                                                               MONEY                        CENTURY
                                                          MARKET DIVISION              VP INT'L DIVISION
                                             ---------------------------------------   -----------------
                                                                       PERIOD FROM        PERIOD FROM
                                                    YEAR ENDED        MAY 4, 1999(a)   AUGUST 9, 2001(a)
                                                   DECEMBER 31,             TO                TO
                                             -----------------------   DECEMBER 31,      DECEMBER 31,
                                                2001         2000          1999              2001
                                             ----------   ----------  --------------   -----------------
INCREASE IN NET ASSETS
Operations:
    Net investment income (loss)             $   68,443   $   46,892    $  (7,959)         $  (185)
    Net realized gain (loss) on
        investments                              27,847       26,793        12,753             109
    Net unrealized gain (loss)
        on investments                            3,086       19,572        23,154           4,497
                                             ----------   ----------    ----------         -------
Increase (decrease) in net assets
    from operations                              99,376       93,257        27,948           4,421
Contractholder transactions--Note G:
    Transfers of net premiums                 4,083,299    1,014,343       724,751             383
    Transfers from/to General
        Account and within
        Separate Account, net                  (183,469)    (146,718)      928,042          73,497
    Transfers of cost of insurance             (483,537)    (309,044)     (113,854)         (2,941)
    Transfers on account of other
        terminations                             (2,157)      (1,062)          (34)           (135)
                                             ----------   ----------    ----------         -------
Net increase in net assets derived from
    contractholder transactions               3,414,136      557,519     1,538,905          70,804
                                             ----------   ----------    ----------         -------
Net increase in net assets                    3,513,512      650,776     1,566,853          75,225
Balance at beginning of period                2,217,629    1,566,853            --              --
                                             ----------   ----------    ----------         -------
Balance at end of period                     $5,731,141   $2,217,629    $1,566,853         $75,225
                                             ==========   ==========    ==========         =======

(a) Commencement of operations

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                             JPF SEPARATE ACCOUNT C

                                                   AYCO                           FIDELITY
                                                  GROWTH                         VIP GROWTH
                                                 DIVISION                         DIVISION
                                             ----------------   ---------------------------------------------
                                               PERIOD FROM                                   PERIOD FROM
                                             JUNE 27, 2001(a)         YEAR ENDED         FEBRUARY 23, 1999(a)
                                                    TO               DECEMBER 31,                TO
                                               DECEMBER 31,     ----------------------       DECEMBER 31,
                                                   2001            2001        2000             1999
                                             ----------------   ----------  ----------   --------------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
    Net investment
        income (loss)                             $    99       $  (38,438) $  (30,480)      $   (6,980)
    Net realized gain (loss)
        on investments                               (417)          20,721     258,972            7,259
    Net unrealized gain (loss)
        on investments                             (2,862)        (786,454)   (782,857)         316,122
                                                  -------       ----------  ----------       ----------
Increase (decrease) in net
    assets from operations                         (3,180)        (804,171)   (554,365)         316,401
Contractholder transactions--
    Note F:
    Transfers of net premiums                      16,676        1,208,525     836,835          542,341
    Transfers from/to
        General Account and
        within Separate
        Account, net                               68,401        1,272,121   2,014,868        1,215,840
    Transfers of cost
        of insurance                               (2,455)        (530,037)   (456,954)        (100,704)
    Transfers on account
        of death                                       --          (11,626)         --               --
    Transfers on account
        of other terminations                        (200)           6,662       2,194           (3,757)
                                                  -------       ----------  ----------       ----------
Net increase in net assets
    derived from
    contractholder
    transactions                                   82,422        1,945,645   2,396,943        1,653,720
                                                  -------       ----------  ----------       ----------
Net increase
    in net assets                                  79,242        1,141,474   1,842,578        1,970,121
Balance at beginning
    of period                                          --        3,812,699   1,970,121               --
                                                  -------       ----------  ----------       ----------
Balance at end of period                          $79,242       $4,954,173  $3,812,699       $1,970,121
                                                  =======       ==========  ==========       ==========


                                                        FIDELITY                                       FIDELITY
                                                   VIP EQUITY-INCOME                               VIP II CONTRAFUND
                                                        DIVISION                                       DIVISION
                                       -----------------------------------------    ----------------------------------------------
                                                                  PERIOD FROM                                     PERIOD FROM
                                              YEAR ENDED        MARCH 1, 1999(a)           YEAR ENDED         FEBRUARY 23, 1999(a)
                                             DECEMBER 31,              TO                 DECEMBER 31,                 TO
                                       ----------------------     DECEMBER 31,      -----------------------       DECEMBER 31,
                                          2001        2000            1999             2001         2000              1999
                                       ----------  ----------   ----------------    ----------   ----------   --------------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
    Net investment
        income (loss)                  $     (305) $    1,961       $ (2,419)       $  (12,313)  $  (18,843)       $   (4,941)
    Net realized gain (loss)
        on investments                      7,639      40,401         (2,179)          (29,707)     195,408               584
    Net unrealized gain (loss)
        on investments                   (152,881)     71,364         (3,300)         (394,131)    (397,838)          171,306
                                       ----------  ----------       --------        ----------   ----------        ----------
Increase (decrease) in net
    assets from operations               (145,547)    113,726         (7,898)         (436,151)    (221,273)          166,949
Contractholder transactions--
    Note F:
    Transfers of net premiums             778,090     380,472        237,178         1,210,375      820,888           289,540
    Transfers from/to
        General Account and
        within Separate
        Account, net                    2,055,852     513,809        414,677         1,133,764    1,250,331         1,056,645
    Transfers of cost
        of insurance                     (347,069)   (203,365)       (42,674)         (440,185)    (348,359)          (83,639)
    Transfers on account
        of death                               --          --             --           (11,484)          --               --
    Transfers on account
        of other terminations              (9,536)      3,305         (2,362)          (13,579)       4,279             1,327
                                       ----------  ----------       --------        ----------   ----------        ----------
Net increase in net assets
    derived from
    contractholder
    transactions                        2,477,337     694,221        606,819         1,878,891    1,727,139         1,263,873
                                       ----------  ----------       --------        ----------   ----------        ----------
Net increase
    in net assets                       2,331,790     807,947        598,921         1,442,740    1,505,866         1,430,822
Balance at beginning
    of period                           1,406,868     598,921             --         2,936,688    1,430,822                --
                                       ----------  ----------       --------        ----------   ----------        ----------
Balance at end of period               $3,738,658  $1,406,868       $598,921        $4,379,428   $2,936,688        $1,430,822
                                       ==========  ==========       ========        ==========   ==========        ==========

(a) Commencement of operations

See notes to financial statements.

                                                             MFS                                             MFS
                                                          RESEARCH                                        UTILITIES
                                                          DIVISION                                        DIVISION
                                       ---------------------------------------------    ------------------------------------------
                                                                    PERIOD FROM                                     PERIOD FROM
                                              YEAR ENDED        FEBRUARY 23, 1999(a)           YEAR ENDED         MARCH 2, 1999(a)
                                             DECEMBER 31,               TO                    DECEMBER 31,               TO
                                       -----------------------      DECEMBER 31,        -----------------------     DECEMBER 31,
                                          2001         2000            1999                 2001        2000            1999
                                       ----------   ----------  --------------------    ----------   ----------   ----------------
INCREASE IN NET ASSETS
Operations:
    Net investment income (loss)       $  (13,527)  $   (8,007)      $   (992)          $   27,994   $     (917)      $ (1,086)
    Net realized gain (loss)
        on investments                      3,589       45,974          1,310               15,154       56,217          5,048
    Net unrealized gain (loss)
        on investments                   (349,218)    (143,345)        41,493             (442,135)     (21,303)        71,345
                                       ----------   ----------       --------           ----------   ----------       --------
Increase (decrease) in
    net assets from operations           (359,156)    (105,378)        41,811             (398,987)      33,997         75,307
Contractholder transactions--
    Note G:
    Transfers of net premiums             374,596      541,356         79,397              411,670      240,467        151,701
    Transfers from/to General
        Account and within
        Separate Account, net             420,101      645,735        172,857              734,821      431,631        278,799
    Transfers of cost of insurance       (208,300)    (136,868)       (22,223)            (216,225)    (134,241)       (32,666)
    Transfers on account of
        other terminations                 (3,983)        (786)           223               (6,291)       3,532           (599)
                                       ----------   ----------       --------           ----------   ----------       --------
Net increase in net assets derived
    from contractholder
    transactions                          582,414    1,049,437        230,254              923,975      541,389        397,235
                                       ----------   ----------       --------           ----------   ----------       --------
Net increase in net assets                223,258      944,059        272,065              524,988      575,386        472,542
Balance at beginning of period          1,216,124      272,065             --            1,047,928      472,542             --
                                       ----------   ----------       --------           ----------   ----------       --------
Balance at end of period               $1,439,382   $1,216,124       $272,065           $1,572,916   $1,047,928       $472,542
                                       ==========   ==========       ========           ==========   ==========       ========


                                                                              OPPENHEIMER
                                                                            STRATEGIC BOND
                                                                               DIVISION
                                                               -------------------------------------
                                                                                       PERIOD FROM
                                                                     YEAR ENDED      MAY 11, 1999(a)
                                                                    DECEMBER 31,            TO
                                                               -------------------     DECEMBER 31,
                                                                 2001       2000           1999
                                                               --------   --------   ---------------
INCREASE IN NET ASSETS
Operations:
    Net investment income (loss)                               $ 10,532   $  7,975       $  (227)
    Net realized gain (loss)
        on investments                                           14,518     (1,081)           42
    Net unrealized gain (loss)
        on investments                                           (7,395)    (3,401)        1,344
                                                               --------   --------       -------
Increase (decrease) in
    net assets from operations                                   17,655      3,493         1,159
Contractholder transactions--
    Note G:
    Transfers of net premiums                                   122,084    137,822        18,988
    Transfers from/to General
        Account and within
        Separate Account, net                                   320,300    153,312        45,619
    Transfers of cost of insurance                              (87,913)   (30,413)       (5,429)
    Transfers on account of
        other terminations                                       (1,757)       (80)           12
                                                               --------   --------       -------
Net increase in net assets derived
    from contractholder
    transactions                                                352,714    260,641        59,190
                                                               --------   --------       -------
Net increase in net assets                                      370,369    264,134        60,349
Balance at beginning of period                                  324,483     60,349            --
                                                               --------   --------       -------
Balance at end of period                                       $694,852   $324,483       $60,349
                                                               ========   ========       =======

(a) Commencement of operations

See notes to financial statements.

                                                                       OPPENHEIMER                    PIMCO
                                                                          BOND                    TOTAL RETURN
                                                                        DIVISION                     DIVISION
                                                       ---------------------------------------    --------------
                                                                                PERIOD FROM        PERIOD FROM
                                                             YEAR ENDED       MARCH 2, 1999(a)    MAY 1, 2001(a)
                                                            DECEMBER 31,             TO                 TO
                                                       ---------------------     DECEMBER 31,      DECEMBER 31,
                                                          2001        2000          1999               2001
                                                       ----------   --------  ----------------    --------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
    Net investment
        income (loss)                                  $   59,985   $ 21,399      $   (790)         $   14,086
    Net realized gain (loss)
        on investments                                       (864)    (1,899)         (211)             24,183
    Net unrealized gain (loss)
        on investments                                     15,053      8,859           138             (12,840)
                                                       ----------   --------      --------          ----------
Increase (decrease) in net assets
    from operations                                        74,174     28,359          (863)             25,429
Contractholder transactions--Note G:
    Transfers of net premiums                             348,486    170,257        31,653             163,704
    Transfers from/to
        General Account and within
Separate Account, net                                     435,439    401,436       243,604           1,037,654
    Transfers of cost of insurance                       (180,653)   (84,129)      (26,326)            (52,035)
    Transfers on account of
    other terminations                                     (4,227)       378           112                 844
                                                       ----------   --------      --------          ----------
Net increase (decrease) in
    net assets derived from
    contractholder transactions                           599,045    487,942       249,043           1,150,167
                                                       ----------   --------      --------          ----------
Net increase (decrease)
    in net assets                                         673,219    516,301       248,180           1,175,596
Balance at beginning of period                            764,481    248,180            --                  --
                                                       ----------   --------      --------          ----------
Balance at end of period                               $1,437,700   $764,481      $248,180          $1,175,596
                                                       ==========   ========      ========          ==========


                                                              TEMPLETON                                    JPM
                                                      INTERNATIONAL SECURITIES                             BOND
                                                               DIVISION                                  DIVISION
                                              ------------------------------------------   ------------------------------------
                                                                          PERIOD FROM
                                                     YEAR ENDED        MARCH 11, 1999(a)                YEAR ENDED
                                                    DECEMBER 31,              TO                       DECEMBER 31,
                                              -----------------------    DECEMBER 31,      ------------------------------------
                                                 2001         2000           1999             2001         2000         1999
                                              ----------   ----------  -----------------   ----------   ----------   ----------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
    Net investment
        income (loss)                         $   37,848   $    1,501      $ (1,368)       $  401,177   $  391,479   $  113,480
    Net realized gain (loss)
        on investments                           415,180       73,218         1,074            84,680       10,017       64,766
    Net unrealized gain (loss)
        on investments                          (790,303)     (94,943)       54,382           (38,782)     235,017     (292,233)
                                              ----------   ----------      --------        ----------   ----------   ----------
Increase (decrease) in net assets
    from operations                             (337,275)     (20,224)       54,088           447,075      636,513     (113,987)
Contractholder transactions--Note G:
    Transfers of net premiums                    695,613      405,095       138,740            67,220       58,802      385,372
    Transfers from/to
        General Account and within
Separate Account, net                            884,929      812,528       324,453           179,310      (14,003)    (205,577)
    Transfers of cost of insurance              (224,507)    (138,282)      (28,235)         (172,710)    (118,703)    (113,486)
    Transfers on account of
    other terminations                            (7,900)      (2,162)         (578)              614          (84)      (4,462)
                                              ----------   ----------      --------        ----------   ----------   ----------
Net increase (decrease) in
    net assets derived from
    contractholder transactions                1,348,135    1,077,179       434,380            74,434      (73,988)      61,847
                                              ----------   ----------      --------        ----------   ----------   ----------
Net increase (decrease)
    in net assets                              1,010,860    1,056,955       488,468           521,509      562,525      (52,140)
Balance at beginning of period                 1,545,423      488,468            --         7,064,887    6,502,362    6,554,502
                                              ----------   ----------      --------        ----------   ----------   ----------
Balance at end of period                      $2,556,283   $1,545,423      $488,468        $7,586,396   $7,064,887   $6,502,362
                                              ==========   ==========      ========        ==========   ==========   ==========

See notes to financial statements.

                                                               JPM                                        JPM
                                                       US DISCIPLINED EQUITY                          SMALL COMPANY
                                                             DIVISION                                   DIVISION
                                             ---------------------------------------     -------------------------------------
                                                     YEAR ENDED DECEMBER 31,                    YEAR ENDED DECEMBER 31,
                                             ---------------------------------------     -------------------------------------
                                                 2001          2000         1999            2001          2000         1999
                                             -----------   -----------   -----------     ----------   -----------   ----------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
    Net investment income                    $   (18,212)  $    (4,681)  $   (40,361)    $  (34,949)  $   (34,852)  $  (27,951)
    Net realized gain (loss)
        on investments                           (50,533)      556,249     1,140,243         (2,780)      380,904      147,374
    Net unrealized gain (loss)on
         investments                          (1,448,924)   (2,295,331)    1,116,015       (518,865)   (1,226,711)   1,914,682
                                             -----------   -----------   -----------     ----------   -----------   ----------
Increase (decrease) in net
    assets from operations                    (1,517,669)   (1,743,763)    2,215,897       (556,594)     (880,659)   2,034,105
Contractholder transactions--Note G:
    Transfers of net premiums                    208,623       178,118       909,227         74,730        68,987      353,650
    Transfers from/to General
        Account and within
        Separate Account, net                 (1,294,138)   (1,093,489)      598,343         61,938     1,007,099      (58,134)
    Transfers of cost of insurance              (123,567)     (132,553)     (112,983)       (50,301)      (45,313)     (34,537)
    Transfers on account of
        other terminations                            14        22,429        (5,234)           655      (589,980)       1,011
                                             -----------   -----------   -----------     ----------   -----------   ----------
Net increase (decrease)
    in net assets derived from
    contractholder transactions               (1,209,068)   (1,025,495)    1,389,353         87,022       440,793      261,990
                                             -----------   -----------   -----------     ----------   -----------   ----------
Net increase (decrease) in net assets         (2,726,737)   (2,769,258)    3,605,250       (469,572)     (439,866)   2,296,095
Balance at beginning of period                12,798,809    15,568,067    11,962,817      6,352,370     6,792,236    4,496,141
                                             -----------   -----------   -----------     ----------   -----------   ----------
Balance at end of period                     $10,072,072   $12,798,809   $15,568,067     $5,882,798   $ 6,352,370   $6,792,236
                                             ===========   ===========   ===========     ==========   ===========   ==========


                                                                                          JPM
                                                                             INTERNATIONAL OPPORTUNITIES
                                                                                       DIVISION
                                                                       ---------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                                       ---------------------------------------
                                                                           2001          2000          1999
                                                                       -----------   -----------   -----------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
    Net investment income                                              $    22,511   $   (35,051)  $    24,251
    Net realized gain (loss)
        on investments                                                     142,504       202,267       297,263
    Net unrealized gain (loss)on
         investments                                                    (1,826,996)   (1,860,144)    2,191,122
                                                                       -----------   -----------   -----------
Increase (decrease) in net
    assets from operations                                              (1,661,981)   (1,692,928)    2,512,636
Contractholder transactions--Note G:
    Transfers of net premiums                                              129,992        97,411       400,829
    Transfers from/to General
        Account and within
        Separate Account, net                                             (362,262)      122,185       666,881
    Transfers of cost of insurance                                         (88,563)      (85,948)      (71,594)
    Transfers on account of
        other terminations                                                  (2,450)            4          (754)
                                                                       -----------   -----------   -----------
Net increase (decrease)
    in net assets derived from
    contractholder transactions                                           (323,283)      133,652       995,362
                                                                       -----------   -----------   -----------
Net increase (decrease) in net assets                                   (1,985,264)   (1,559,276)    3,507,998
Balance at beginning of period                                           8,652,020    10,211,296     6,703,298
                                                                       -----------   -----------   -----------
Balance at end of period                                               $ 6,666,756   $ 8,652,020   $10,211,296
                                                                       ===========   ===========   ===========

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                             JPF SEPARATE ACCOUNT C
                                DECEMBER 31, 2001


NOTE A--ORGANIZATION OF ACCOUNT

JPF Separate Account C (the "Separate Account") is a separate account of Jefferson Pilot Financial Insurance Company ("JP Financial"). The Separate Account is organized as a unit investment trust registered under the Investment Company Act of 1940 as amended. It was established for the purpose of funding flexible premium variable life insurance policies issued by JP Financial. As of December 31, 2001, the Separate Account is comprised of thirty investment divisions, fifteen of which invest exclusively in the corresponding portfolios of the Jefferson-Pilot Variable Fund, Inc., four of which invest in JPM Series Trust II, one each of which invests in certain funds of Templeton, American Century, AYCO, and PIMCO, three of which invest in certain Fidelity Portfolios, two of which invest in certain Oppenheimer Funds, and two of which invest in certain MFS Funds, all diversified Series Investment Companies.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS: Investments are made in the above thirty portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value.

INVESTMENT INCOME: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

INVESTMENT TRANSACTIONS: Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed based upon the average cost of the investment sold.

FEDERAL INCOME TAXES: The operations of the Separate Account are included in the federal income tax return of JP Financial which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

EXPENSES AND RELATED PARTY TRANSACTIONS: Currently, the Separate Account contains the net assets of two variable insurance policies, Ensemble SL and Heritage. A Mortality and expense risk charge, payable to JP Financial, is accrued daily which will not exceed 1% and .65% of the average net asset value of each division of the Separate Account on an annual basis for Ensemble SL and Heritage, respectively.

Additionally, during the year ended December 31, 2001, JPVF portfolios paid management fees to Jefferson Pilot Investment Advisory Corporation,"JPIA" a registered investment advisor and wholly-owned subsidiary of Jefferson Pilot Corporation. The investment management agreement with JPIA provides for an annual fee based on a percentage of the average daily net asset value for each Portfolio as shown below:

JPVF                                        FIRST $200         NEXT $1.10          OVER $1.30
PORTFOLIO                                     MILLION            BILLION             BILLION
Growth                                         0.75%              0.75%               0.75%
Emerging Growth                                0.80%              0.75%               0.70%
Mid-Cap Growth                                 0.90%              0.90%               0.90%
Capital Growth*                                1.00%              0.95%               0.90%
Global Hard Assets                             0.75%              0.70%               0.65%
Small Company                                  0.75%              0.70%               0.65%
Mid-Cap Value                                  1.05%              1.05%               1.05%
S&P 500 Index                                  0.24%              0.24%               0.24%
Small-Cap Value                                1.30%              1.30%               1.30%
Value                                          0.75%              0.70%               0.65%
International Equity                           1.00%              1.00%               1.00%
World Growth Stock                             0.75%              0.70%               0.65%
Balanced                                       0.75%              0.70%               0.65%
High Yield Bond                                0.75%              0.75%               0.75%
Money Market                                   0.50%              0.45%               0.40%

------------
* Effective March 1, 2002, the investment advisory fee for the Capital Growth Portfolio will be reduced to 0.85% of the first $100 Million, 0.08% of the next $400 Million, and 0.75 over $500 Million of average daily net assets.

USE OF ESTIMATES: The accompanying financial statements of the Separate Account have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates that affect amounts reported in the financial statements and accompaning notes. Such estimates could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

RECLASSIFICATION: Certain prior period amounts have been reclassified to conform to the current year's presentation.

NOTE C--PURCHASE AND SALES OF INVESTMENTS

The cost of purchase and proceeds from sales of investments for the year ended December 31, 2001 were as follows:

                                                          PURCHASES                 SALES
                                                         -----------             -----------
JPVF Growth Division                                     $ 3,303,309             $   955,304
JPVF Emerging Growth Division                              2,952,203                 545,600
JPVF Mid-Cap Growth Division                                 118,114                  19,869
JPVF Capital Growth Division                               4,925,453                 481,660
JPVF Global Hard Assets Division                             100,991                  82,649
JPVF Small Company Division                                1,121,928                 329,817
JPVF Mid-Cap Value Division                                  351,996                  13,266
JPVF S&P 500 Index Division                                6,946,663               1,143,759
JPVF Small-Cap Value Division                                346,850                  13,533
JPVF Value Division                                        2,156,215                 666,220
JPVF International Equity Division                         1,413,750                 500,262
JPVF World Growth Stock Division                           1,126,415                 465,371
JPVF Balanced Division                                     2,583,788               1,568,937
JPVF High Yield Bond Division                              2,220,710               1,800,600
JPVF Money Market Division                                11,074,280               7,593,266
American Century VP Int'l Division                            72,853                   2,230
AYCO Growth Division                                          87,558                   4,789
Fidelity VIP Growth Division                               2,974,962                 779,182
Fidelity VIP Equity-Income Division                        3,146,710                 583,256
Fidelity VIP II Contrafund Division                        2,531,508                 599,725
MFS Research Division                                      1,409,577                 627,676
MFS Utilities Division                                     2,093,344               1,015,885
Oppenheimer Strategic Bond Division                          559,104                 177,636
Oppenheimer Bond Division                                  1,246,197                 585,817
PIMCO Total Return Bond Division                           1,756,875                 574,347
Templeton International Division                           1,953,015                 147,091
JPM Bond Division                                            768,443                 227,267
JPM Desciplined Equity Division                              367,418               1,595,247
JPM Small Company Division                                   139,078                  87,247
JPM International Opportunities Division                     383,422                 491,725
                                                         -----------             -----------
  Total                                                  $60,232,729             $23,679,233
                                                         ===========             ===========

NOTE D--AFFILIATED COMPANY TRANSACTIONS

Administrative services necessary for the operation of the Separate Account are provided by Jefferson Pilot Life Insurance Company, an affiliate of JP Financial. JP Financial is the principal underwriter of the variable insurance contracts that utilize the Separate Account. Jefferson Pilot Variable Corporation, an affiliate of the Company is the distributor.

NOTE E--DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract will be subject to federal income taxes on the income earned on the contract for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified. The code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirments set fort in regulations issued by the Secretary of Treasury.
The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the segretated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset will continue to meet such requirements.

NOTE F--INVESTMENTS

Following is a summary of fund shares owned by the respective divisions of the Separate Account and the related net asset values at December 31, 2001.

                                                                                NET ASSET
                                                                                  VALUE
                                                              SHARES            PER SHARE
                                                            ---------          ----------
JPVF Growth Division                                          303,296          $12.802490
JPVF Emerging Growth Division                                 252,297           14.720720
JPVF Mid-Cap Growth Division                                   13,095            8.583180
JPVF Capital Growth Division                                  372,106           22.468020
JPVF Global Hard Assets Division                                4,459            8.305660
JPVF Small Company Division                                   104,045           13.763240
JPVF Mid-Cap Value Division                                    37,184            9.923390
JPVF S&P Index 500 Division                                 1,482,131            7.969400
JPVF Small-Cap Value Division                                  32,001           11.071910
JPVF Value Division                                           156,730           19.517050
JPVF International Equity Division                            183,557            8.796500
JPVF World Growth Division                                     55,313           20.422030
JPVF Balanced Division                                        145,949           12.339660
JPVF High Yield Division                                       78,931            7.196620
JPVF Money Market Division                                    521,959           10.980060
American Century VP Int'l Division                             11,415            6.590000
AYCO Large-Cap Growth Division                                  8,394            9.440000
Fidelity VIP Growth Division                                  147,402           33.610000
Fidelity VIP Equity Income Division                           164,337           22.750000
Fidelity VIP II Contra Fund Division                          217,557           20.130000
MFS Research Series Division                                  100,516           14.320000
MFS Utilities Series Division                                  98,615           15.950000
Oppenheimer Strategic Bond Division                           150,401            4.620000
Oppenheimer Bond Division                                     128,251           11.210000
Pimco Total Return Bond Division                              118,867            9.890000
Templeton International II Division                           217,741           11.740000
JPM Bond Division                                             653,436           11.610000
JPMUS Disciplined Equity Division                             771,215           13.060000
JPM Small Company Division                                    444,992           13.220000
JPM International Opportunities Division                      753,306            8.850000

For federal income tax purposes, the cost of investments owned at December 31, 2001 is the same as for financial reporting purposes.

NOTE G--CONTRACTHOLDER TRANSACTIONS

                                                                                                FOR THE PERIOD(a)
                                                  YEAR ENDED DECEMBER 31,                        MARCH 2 THROUGH
                                 --------------------------------------------------------         DECEMBER 31,
                                            2001                          2000                        1999
                                 --------------------------    --------------------------    ----------------------
                                     UNITS        AMOUNT          UNITS         AMOUNT          UNITS      AMOUNT
                                 ------------  ------------    ------------  ------------    ----------  ----------
JPVF Growth
    Issuance of units                 287,873  $  3,835,680         196,360  $  3,780,572        67,372  $  789,946
    Redemptions of units              139,346     1,706,758          48,075       945,500         6,195      74,486
                                 ------------  ------------    ------------  ------------    ----------  ----------
        Net Increase                  148,527  $  2,128,922         148,285  $  2,835,072        61,177  $  715,460
                                 ============  ============    ============  ============    ==========  ==========


                                                                                                FOR THE PERIOD(a)
                                                  YEAR ENDED DECEMBER 31,                      FEBRUARY 23 THROUGH
                                 --------------------------------------------------------         DECEMBER 31,
                                            2001                          2000                        1999
                                 --------------------------    --------------------------    ----------------------
                                     UNITS        AMOUNT           UNITS        AMOUNT          UNITS      AMOUNT
                                 ------------  ------------    ------------  ------------    ----------  ----------
JPVF Emerging Growth
    Issuance of units                 307,856  $  3,025,261         237,783  $  3,860,917        78,062  $  881,392
    Redemptions of units              129,656     1,263,242          52,945       831,368        10,944     124,568
                                 ------------  ------------    ------------  ------------    ----------  ----------
        Net Increase                  178,200  $  1,762,019         184,838  $  3,029,549        67,118  $  756,824
                                 ============  ============    ============  ============    ==========  ==========


                                       FOR THE PERIOD(a)
                                        JUNE 4 THROUGH
                                         DECEMBER 31,
                                            2001
                                   ----------------------
                                      UNITS      AMOUNT
                                   ----------  ----------
JPVF Mid-Cap Growth
    Issuance of units                  16,783  $  126,314
    Redemptions of units                3,331      26,596
                                   ----------  ----------
        Net Increase                   13,452  $   99,718
                                   ==========  ==========


                                                                                               FOR THE PERIOD(a)
                                                  YEAR ENDED DECEMBER 31,                     FEBRUARY 23 THROUGH
                                 --------------------------------------------------------         DECEMBER 31,
                                            2001                          2000                        1999
                                 --------------------------    --------------------------    ----------------------
                                     UNITS        AMOUNT           UNITS        AMOUNT          UNITS      AMOUNT
                                 ------------  ------------    ------------  ------------    ----------  ----------
JPVF Capital Growth
    Issuance of units                 611,904  $  6,161,828         498,307  $  6,895,899       291,053  $3,145,012
    Redemptions of units              232,611     2,202,321         143,072     1,955,493        46,899     516,640
                                 ------------  ------------    ------------  ------------    ----------  ----------
        Net Increase                  379,293  $  3,959,507         355,235  $  4,940,406       244,154  $2,628,372
                                 ============  ============    ============  ============    ==========  ==========


                                                                                                FOR THE PERIOD(a)
                                                  YEAR ENDED DECEMBER 31,                        MAY 13 THROUGH
                                 --------------------------------------------------------         DECEMBER 31,
                                            2001                          2000                        1999
                                 --------------------------    --------------------------    ----------------------
                                     UNITS        AMOUNT          UNITS         AMOUNT          UNITS      AMOUNT
                                 ------------  ------------    ------------  ------------    ----------  ----------
JPVF Global Hard Assets
    Issuance of units                   9,856  $    100,078           1,342  $     13,002         2,701  $   26,228
    Redemptions of units                8,935        83,444             872         8,698            88         839
                                 ------------  ------------    ------------  ------------    ----------  ----------
        Net Increase                      921  $     16,634             470  $      4,304         2,613  $   25,389
                                 ============  ============    ============  ============    ==========  ==========

------------
(a) Commencement of operations

                                                                                                FOR THE PERIOD(a)
                                                 YEAR ENDED DECEMBER 31,                       FEBRUARY 23 THROUGH
                                 --------------------------------------------------------         DECEMBER 31,
                                            2001                          2000                        1999
                                 --------------------------    --------------------------    ----------------------
                                     UNITS        AMOUNT           UNITS        AMOUNT          UNITS       AMOUNT
                                 ------------  ------------    ------------  ------------    ----------  ----------
JPVF Small Company
    Issuance of units                 162,799  $  1,441,941          67,500  $    716,625        26,385  $  274,181
    Redemptions of units               72,970       639,033          26,017       279,956         2,673      27,934
                                 ------------  ------------    ------------  ------------    ----------  ----------
        Net Increase                   89,829  $    802,908          41,483  $    436,669        23,712  $  246,247
                                 ============  ============    ============  ============    ==========  ==========


                                       FOR THE PERIOD(a)
                                        MAY 30 THROUGH
                                         DECEMBER 31,
                                            2001
                                 --------------------------
                                     UNITS        AMOUNT
                                 ------------  ------------
JPVF Mid-Cap Value
    Issuance of units                  40,406  $    366,497
    Redemptions of units                2,859        26,754
                                 ------------  ------------
        Net Increase                   37,547  $    339,743
                                 ============  ============


                                                                    FOR THE PERIOD(a)
                                         YEAR ENDED                   MAY 1 THROUGH
                                        DECEMBER 31,                  DECEMBER 31,
                                            2001                          2000
                                 --------------------------    --------------------------
                                     UNITS        AMOUNT           UNITS        AMOUNT
                                 ------------  ------------    ------------  ------------
JPVF S&P 500 Index
    Redemptions of units            1,006,265  $  9,393,321         869,071  $  9,831,346
    Redemptions of units              380,552     3,529,573         183,181     2,026,418
                                 ------------  ------------    ------------  ------------
        Net Increase                  625,713  $  5,863,748         685,890  $  7,804,928
                                 ============  ============    ============  ============


                                      FOR THE PERIOD(a)
                                       MAY 30 THROUGH
                                        DECEMBER 31,
                                            2001
                                 --------------------------
                                     UNITS        AMOUNT
                                 ------------  ------------
JPVF Small-Cap Value
    Redemptions of units               35,229  $    359,304
    Redemptions of units                2,358        25,066
                                 ------------  ------------
        Net Increase                   32,871  $    334,238
                                 ============  ============


                                                                                                FOR THE PERIOD(a)
                                                 YEAR ENDED DECEMBER 31,                        APRIL 19 THROUGH
                                 --------------------------------------------------------         DECEMBER 31,
                                            2001                          2000                        2000
                                 --------------------------    --------------------------    ----------------------
                                     UNITS        AMOUNT           UNITS        AMOUNT         UNITS       AMOUNT
                                 ------------  ------------    ------------  ------------    ----------  ----------
JPVF Value
    Issuance of units                 250,034  $  2,704,380         153,674  $  1,517,801        39,200  $  396,925
    Redemptions of units              111,484     1,210,627          42,541       427,730         5,227      51,933
                                 ------------  ------------    ------------  ------------    ----------  ----------
        Net Increase                  138,550  $  1,493,753         111,133  $  1,090,071        33,973  $  344,992
                                 ============  ============    ============  ============    ==========  ==========

-----------
(a) Commencement of operations

                                                                                               FOR THE PERIOD(a)
                                                  YEAR ENDED DECEMBER 31,                     FEBRUARY 23 THROUGH
                                 --------------------------------------------------------         DECEMBER 31,
                                            2001                          2000                        2000
                                 --------------------------    --------------------------    ----------------------
                                     UNITS        AMOUNT           UNITS        AMOUNT          UNITS      AMOUNT
                                 ------------  ------------    ------------  ------------    ----------  ----------
JPVF International Equity
    Issuance of units                 208,829  $  1,817,299         115,519  $  1,366,571        43,392  $  486,885
    Redemptions of units              103,059       892,787          42,787       485,340        10,538     119,997
                                 ------------  ------------    ------------  ------------    ----------  ----------
        Net Increase                  105,770  $    924,512          72,732  $    881,231        32,854  $  366,888
                                 ============  ============    ============  ============    ==========  ==========


                                                                                                FOR THE PERIOD(a)
                                                  YEAR ENDED DECEMBER 31,                        MARCH 4 THROUGH
                                 --------------------------------------------------------          DECEMBER 31,
                                            2001                          2000                        1999
                                 --------------------------    --------------------------    ----------------------
                                     UNITS        AMOUNT          UNITS         AMOUNT          UNITS      AMOUNT
                                 ------------  ------------    ------------  ------------    ----------  ----------
JPVF World Growth
    Issuance of units                 107,822  $  1,320,502          48,187  $    611,972        16,232  $  190,731
    Redemptions of units               61,220       755,480          12,453       158,336         3,280      39,228
                                 ------------  ------------    ------------  ------------    ----------  ----------
        Net Increase                   46,602  $    565,022          35,734  $    453,636        12,952  $  151,503
                                 ============  ============    ============  ============    ==========  ==========


                                                                                                FOR THE PERIOD(a)
                                                 YEAR ENDED DECEMBER 31,                         MARCH 1 THROUGH
                                 --------------------------------------------------------         DECEMBER 31,
                                            2001                          2000                        1999
                                 --------------------------    --------------------------    ----------------------
                                     UNITS        AMOUNT           UNITS        AMOUNT          UNITS      AMOUNT
                                 ------------  ------------    ------------  ------------    ----------  ----------
JPVF Balanced
    Issuance of units                 248,123  $  2,867,734          66,351  $    827,041        34,910  $  384,740
    Redemptions of units              168,677     1,932,916          19,586       243,409         3,911      43,128
                                 ------------  ------------    ------------  ------------    ----------  ----------
        Net Increase                   79,446  $    934,818          46,765  $    583,632        30,999  $  341,612
                                 ============  ============    ============  ============    ==========  ==========


                                                                                                FOR THE PERIOD(a)
                                                  YEAR ENDED DECEMBER 31,                       APRIL 21 THROUGH
                                 --------------------------------------------------------         DECEMBER 31,
                                            2001                          2000                        1999
                                 --------------------------    --------------------------    ----------------------
                                     UNITS        AMOUNT           UNITS        AMOUNT          UNITS      AMOUNT
                                 ------------  ------------    ------------  ------------    ----------  ----------
JPVF High yield Bond
    Issuance of units                 249,554  $  2,301,590          18,379  $    173,712        11,839  $  114,809
    Redemptions of units              207,256     1,894,578           8,532        79,288         1,843      17,797
                                 ------------  ------------    ------------  ------------    ----------  ----------
        Net Increase                   42,298  $    407,012           9,847  $     94,424         9,996  $   97,012
                                 ============  ============    ============  ============    ==========  ==========

(a) Commencement of operations

                                                                                                FOR THE PERIOD(a)
                                                  YEAR ENDED DECEMBER 31,                       APRIL 21 THROUGH
                                 --------------------------------------------------------         DECEMBER 31,
                                            2001                          2000                        1999
                                 --------------------------    --------------------------    ----------------------
                                     UNITS        AMOUNT           UNITS        AMOUNT          UNITS      AMOUNT
                                 ------------  ------------    ------------  ------------    ----------  ----------
JPVF Money Market
    Issuance of units               1,437,693  $ 15,698,037         576,637  $  6,031,081       417,930  $4,211,484
    Redemptions of units            1,124,570    12,283,901         523,085     5,473,562       264,877   2,672,579
                                 ------------  ------------    ------------  ------------    ----------  ----------
        Net Increase                  313,123  $  3,414,136          53,552  $    557,519       153,053  $1,538,905
                                 ============  ============    ============  ============    ==========  ==========


                                           FOR THE PERIOD(a)
                                           AUGUST 9 THROUGH
                                            DECEMBER 31,
                                                2001
                                     --------------------------
                                        UNITS         AMOUNT
                                     ------------  ------------
American Century VP International
    Issuance of units                       8,424  $     73,876
    Redemptions of units                      333         3,072
                                     ------------  ------------
        Net Increase                        8,091  $     70,804
                                     ============  ============


                                          FOR THE PERIOD(a)
                                          JUNE 27 THROUGH
                                            DECEMBER 31,
                                                2001
                                     --------------------------
                                         UNITS        AMOUNT
                                     ------------  ------------
AYCC Growth
    Issuance of units                       9,475  $     88,233
    Redemptions of units                      672         5,811

        Net Increase                        8,803  $     82,422
                                     ============  ============


                                                                                                FOR THE PERIOD(a)
                                                  YEAR ENDED DECEMBER 31,                      FEBRUARY 23 THROUGH
                                 --------------------------------------------------------         DECEMBER 31,
                                            2001                          2000                        1999
                                 --------------------------    --------------------------    ----------------------
                                    UNITS         AMOUNT           UNITS        AMOUNT          UNITS      AMOUNT
                                 ------------  ------------    ------------  ------------    ----------  ----------
Fidelity VIP Growth
    Issuance of units                 359,240  $  3,489,897         268,662  $  3,500,651       181,537  $1,965,879
    Redemptions of units              159,261     1,544,252          85,243     1,103,708        28,149     312,159
                                 ------------  ------------    ------------  ------------    ----------  ----------
        Net Increase                  199,979  $  1,945,645         183,419  $  2,396,943       153,388  $1,653,720
                                 ============  ============    ============  ============    ==========  ==========

-----------
(a) Commencement of operations

                                                                                                FOR THE PERIOD(a)
                                                  YEAR ENDED DECEMBER 31,                       MARCH 1 THROUGH
                                 --------------------------------------------------------         DECEMBER 31,
                                            2001                          2000                        1999
                                 --------------------------    --------------------------    ----------------------
                                     UNITS        AMOUNT           UNITS        AMOUNT          UNITS      AMOUNT
                                 ------------  ------------    ------------  ------------    ----------  ----------
Fidelity VIP Equity-Income
    Issuance of units                 328,335  $  3,585,500         115,588  $  1,213,564        83,761  $  906,940
    Redemptions of units              105,039     1,108,163          49,115       519,343        27,820     300,121
                                 ------------  ------------    ------------  ------------    ----------  ----------
        Net Increase                  223,296  $  2,477,337          66,473  $    694,221        55,941  $  606,819
                                 ============  ============    ============  ============    ==========  ==========


                                                                                                FOR THE PERIOD(a)
                                                  YEAR ENDED DECEMBER 31,                       APRIL 21 THROUGH
                                 --------------------------------------------------------         DECEMBER 31,
                                            2001                          2000                        1999
                                 --------------------------    --------------------------    ----------------------
                                     UNITS        AMOUNT           UNITS        AMOUNT          UNITS      AMOUNT
                                 ------------  ------------    ------------  ------------    ----------  ----------
Fidelity VIP II Contrafund
    Issuance of units                 337,507  $  3,293,285         216,256  $  2,524,160       140,836  $1,473,147
    Redemptions of units              145,284     1,414,394          68,807       797,021        19,982     209,274
                                 ------------  ------------    ------------  ------------    ----------  ----------
        Net Increase                  192,223  $  1,878,891         147,449  $  1,727,139       120,854  $1,263,873
                                 ============  ============    ============  ============    ==========  ==========


                                                                                               FOR THE PERIOD(a)
                                                  YEAR ENDED DECEMBER 31,                      APRIL 21 THROUGH
                                 --------------------------------------------------------         DECEMBER 31,
                                            2001                          2000                        1999
                                 --------------------------    --------------------------    ----------------------
                                     UNITS        AMOUNT           UNITS        AMOUNT          UNITS      AMOUNT
                                 ------------  ------------    ------------  ------------    ----------  ----------
MFS Research Series
    Issuance of units                 153,969  $  1,538,326         108,521  $  1,350,684        28,233  $  289,879
    Redemptions of units               98,616       955,912          24,197       301,247         5,716      59,625
                                 ------------  ------------    ------------  ------------    ----------  ----------
        Net Increase                   55,353  $    582,414          84,324  $  1,049,437        22,517  $  230,254
                                 ============  ============    ============  ============    ==========  ==========


                                                                                                FOR THE PERIOD(a)
                                                 YEAR ENDED DECEMBER 31,                        MARCH 2 THROUGH
                                 --------------------------------------------------------         DECEMBER 31,
                                            2001                          2000                        1999
                                 --------------------------    --------------------------    ----------------------
                                     UNITS        AMOUNT           UNITS        AMOUNT         UNITS       AMOUNT
                                 ------------  ------------    ------------  ------------    ----------  ----------
MFS Utilities
    Issuance of units                 204,322  $  2,642,507          56,943  $    801,047        44,908  $  511,755
    Redemptions of units              130,900     1,718,532          18,626       259,658         9,820     114,520
                                 ------------  ------------    ------------  ------------    ----------  ----------
        Net Increase                   73,422  $    923,975          38,317  $    541,389        35,088  $  397,235
                                 ============  ============    ============  ============    ==========  ==========

-----------
(a) Commencement of operations

                                                                                                 FOR THE PERIOD(a)
                                                   YEAR ENDED DECEMBER 31,                       MARCH 2 THROUGH
                                 --------------------------------------------------------         DECEMBER 31,
                                            2001                          2000                        1999
                                 --------------------------    --------------------------    ----------------------
                                     UNITS        AMOUNT           UNITS        AMOUNT         UNITS       AMOUNT
                                 ------------  ------------    ------------  ------------    ----------  ----------
Oppenheimer Strategic Bond
    Issuance of units                  55,372  $    576,233          35,559  $    358,427         7,112  $   69,880
    Redemptions of units               21,483       223,519           9,702        97,786         1,086      10,690
                                 ------------  ------------    ------------  ------------    ----------  ----------
        Net Increase                   33,889  $    352,714          25,857  $    260,641         6,026  $   59,190
                                 ============  ============    ============  ============    ==========  ==========


                                                                                                FOR THE PERIOD(a)
                                                  YEAR ENDED DECEMBER 31,                        MARCH 2 THROUGH
                                 --------------------------------------------------------         DECEMBER 31,
                                            2001                          2000                        1999
                                 --------------------------    --------------------------    ----------------------
                                     UNITS        AMOUNT           UNITS         AMOUNT         UNITS      AMOUNT
                                 ------------  ------------    ------------  ------------    ----------  ----------
Oppenheimer Bond
    Issuance of units                 127,025  $  1,375,367          70,151  $    707,510        30,616  $  304,650
    Redemptions of units               71,091       776,322          21,796       219,568         5,594      55,607
                                 ------------  ------------    ------------  ------------    ----------  ----------
        Net Increase                   55,934  $    599,045          48,355  $    487,942        25,022  $  249,043
                                 ============  ============    ============  ============    ==========  ==========


                                      FOR THE PERIOD(a)
                                        MAY 1 THROUGH
                                        DECEMBER 31,
                                            2001
                                 --------------------------
                                     UNITS        AMOUNT
                                 ------------  ------------
PIMCO Total Return Bond
    Issuance of units                 185,067  $  1,907,901
    Redemptions of units               73,701       757,734
                                 ------------  ------------
        Net Increase                  111,366  $  1,150,167
                                 ============  ============


                                                                                                   FOR THE PERIOD(a)
                                                      YEAR ENDED DECEMBER 31,                       MARCH 2 THROUGH
                                    --------------------------------------------------------         DECEMBER 31,
                                               2001                          2000                        1999
                                    --------------------------    --------------------------    ----------------------
                                        UNITS        AMOUNT           UNITS        AMOUNT         UNITS       AMOUNT
                                    ------------  ------------    ------------  ------------    ----------  ----------
Templeton International Securities
    Issuance of units                    162,676  $  1,773,139         109,188  $  1,346,093        42,112  $  477,580
    Redemptions of units                  38,490       425,004          21,970       268,914         3,745      43,200
                                    ------------  ------------    ------------  ------------    ----------  ----------
        Net Increase                     124,186  $  1,348,135          87,218  $  1,077,179        38,367  $  434,380
                                    ============  ============    ============  ============    ==========  ==========

-----------
(a) Commencement of operations

                                                                    YEAR ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------------------
                                               2001                          2000                        1999
                                    --------------------------    --------------------------    ----------------------
                                        UNITS        AMOUNT           UNITS        AMOUNT          UNITS      AMOUNT
                                    ------------  ------------    ------------  ------------    ----------  ----------
JPM Bond Division
    Issuance of units                     17,034  $    257,337           5,552  $     75,854        65,610  $  889,597
    Redemptions of units                  11,884       182,903          10,700       149,842        61,302     827,750
                                    ------------  ------------    ------------  ------------    ----------  ----------
        Net Increase (decrease)            5,150  $     74,434          (5,148) $    (73,988)        4,308  $   61,847
                                    ============  ============    ============  ============    ==========  ==========


                                                                    YEAR ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------------------
                                               2001                          2000                        1999
                                    --------------------------    --------------------------    ----------------------
                                        UNITS        AMOUNT           UNITS        AMOUNT         UNITS       AMOUNT
                                    ------------  ------------    ------------  ------------    ----------  ----------
JPM US Disciplined Equity Division
    Issuance of units                     13,663  $    338,917           6,858  $    197,858        58,484  $1,602,906
    Redemptions of units                  63,504     1,547,985          44,329     1,223,353         7,984     213,553
                                    ------------  ------------    ------------  ------------    ----------  ----------
        Net Increase (decrease)          (49,841) $ (1,209,068)        (37,471) $ (1,025,495)       50,500  $1,389,353
                                    ============  ============    ============  ============    ==========  ==========


                                                                   YEAR ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------------------
                                               2001                          2000                        1999
                                    --------------------------    --------------------------    ----------------------
                                        UNITS        AMOUNT           UNITS        AMOUNT          UNITS      AMOUNT
                                    ------------  ------------    ------------  ------------    ----------  ----------
JPM Small Company Division
    Issuance of units                      6,829  $    150,553          39,155  $  1,108,864        24,186  $  482,201
    Redemptions of units                   3,119        63,531          23,209       668,071        11,113     220,211
                                    ------------  ------------    ------------  ------------    ----------  ----------
        Net Increase                       3,710  $     87,022          15,946  $    440,793        13,073  $  261,990
                                    ============  ============    ============  ============    ==========  ==========


                                                                   YEAR ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------------------
                                               2001                          2000                        1999
                                    --------------------------    --------------------------    ----------------------
                                        UNITS        AMOUNT           UNITS        AMOUNT          UNITS      AMOUNT
                                    ------------  ------------    ------------  ------------    ----------  ----------
JPM International Opportunities
    Division Issuance of units             9,447  $    137,430          13,369  $    237,346        69,916  $1,157,396
    Redemptions of units                  32,185       460,713           6,076       103,694        10,178     162,034
                                    ------------  ------------    ------------  ------------    ----------  ----------
        Net Increase                     (22,738) $   (323,283)          7,293  $    133,652        59,738  $  995,362
                                    ============  ============    ============  ============    ==========  ==========

---------
(a) Commencement of operations

NOTE H--FINANCIAL HIGHLIGHTS

A Summary of unit values and units outstanding for variable universal life contracts, investment income ratio, the expense ratios (excluding expenses for the underlying funds), and total return for 2001 follows:

                                 BEGINNING OF PERIOD            AT DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                 -------------------   -------------------------------       -------------------------------------
                                        UNIT           UNITS      UNIT      NET ASSETS        INVESTMENT*   EXPENSE***    TOTAL***
                                     FAIR VALUE        (000S)   FAIR VALUE    (000S)         INCOME RATIO      RATIO       RETURN
                                     ----------        ------   ----------  ----------       ------------   ----------    --------
JPVF Growth
    2001                               $16.542          358      $10.847      $ 3,883          0.00%(c)       1.00%        -34.43%
JPVF Emerging Growth
    2001                               $13.452          430      $ 8.635      $ 3,714          0.00%(c)       1.00%        -35.81%
JPVF Mid-Cap Growth
    6/04/01(a)                         $10.000           13      $ 8.356      $   112          0.00%(c)       1.00%(b)     -16.44%
JPVF Capital Growth
    2001                               $11.536          979      $ 8.543      $ 8,360          0.00%(c)       1.00%        -25.94%
JPVF Global Hard Assets
    2001                               $10.596            4      $ 9.250      $    37          2.64%          1.00%        -12.70%
JPVF Small Company
    2001                               $10.054          155      $ 9.238      $ 1,432          0.00%(c)       1.00%         -8.12%
JPVF Mid-Cap Value
    05/30/01(a)                        $10.000           38      $ 9.828      $   369          0.00%(c)       1.00%(b)       1.72%
JPVF S&P 500 Index
    2001                               $10.359        1,312      $ 9.006      $11,812          0.63%          1.00%        -13.06%
JPVF Small-Cap Value
    5/30/01(a)                         $10.000           33      $10.780      $   354          0.00%(c)       1.00%(b)       7.80%
JPVF Value
    2001                               $10.728          284      $10.785      $ 3,059          0.76%          1.00%          0.53%
JPVF International Equity
    2001                               $10.020          211      $ 7.640      $ 1,615          0.00%(c)       1.00%        -23.75%
JPVF World Growth
    2001                               $12.796           95      $11.855      $ 1,130          1.30%          1.00%         -7.35%
JPVF Balanced
    2001                               $12.091          157      $11.456      $ 1,801          2.23%          1.00%         -5.25%
JPVF High Yield Bond
    2001                               $ 8.928           62      $ 9.142      $   568          9.85%          1.00%          2.40%
JPVF Money Market
    2001                               $10.735          520      $11.028      $ 5,731          2.69%          1.00%          2.73%
American Century VP Int'l
    08/09/01(a)                        $10.000            8      $ 9.297      $    75          0.00%(c)       1.00%(b)      -7.03%
AYCO Growth
    6/27/01(a)                         $10.000            9      $ 9.002      $    79          1.79%(b)       1.00%(b)      -9.98%
Fidelity VIP Growth
    2001                               $11.321          537      $ 9.230      $ 4,954          0.07%          1.00%        -18.47%
Fidelity VIP Equity-Income
    2001                               $11.494          346      $10.815      $ 3,739          0.99%          1.00%          5.91%
Fidelity VIP II Contrafund
    2001                               $10.947          461      $ 9.510      $ 4,379          0.65%          1.00%        -13.13%
MFS Research
    2001                               $11.384          162      $ 8.875      $ 1,439          0.01%          1.00%        -22.04%

                                 BEGINNING OF PERIOD           AT DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                 -------------------   -------------------------------       -------------------------------------
                                        UNIT            UNITS   UNIT FAIR  NET ASSETS        INVESTMENT*   EXPENSE***    TOTAL***
                                     FAIR VALUE        (000S)     VALUE      (000S)         INCOME RATIO     RATIO        RETURN
                                     ----------        ------   ---------  ----------       ------------   ----------    --------
MFS Utilities
    2001                               $14.278           147      $10.713    $ 1,573           3.03%         1.00%       -24.97%
Oppenheimer Strategic Bond
    2001                               $10.179            66      $10.565    $   695           2.65%         1.00%         3.79%
Oppenheimer Bond
    2001                               $10.420           129      $11.119    $ 1,438           5.48%         1.00%         6.71%
PIMCO Total Return Bond
    5/01/01(a)                         $10.000           111      $10.557    $ 1,176           4.32%(b)      1.00%(b)      5.57%
Templeton International
    2001                               $12.307           250      $10.235    $ 2,556           2.95%         1.00%       -16.84%
JPM Bond
    2001                               $14.839           481      $15.764    $ 7,586           6.03%         0.65%         6.23%
JPM US Disciplined Equity
    2001                               $25.896           444      $22.663    $10,072           0.48%         0.65%       -12.48%
JPM Small Company
    2001                               $23.076           279      $21.085    $ 5,883           0.04%         0.65%        -8.63%
JPM Inter. Opportunities
    2001                               $15.542           534      $12.485    $ 6,667           0.96%         0.65%       -19.67%

-------------
(a) Commencement of operations
(b) Anualized
(c) No income dividend during the period
* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccounts is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicated the effective date of that investment option in the variable account. The unit value at commencement date is $10. The total return is calculated for the period ended December 31, 2001.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the SEC such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Securities and Exchange Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKING REGARDING INDEMNIFICATION

     Pursuant to Rule 484(b)(1) of the Securities Act of 1933, insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        REPRESENTATIONS REGARDING THE REASONABLENESS OF FEES AND CHARGES

Jefferson Pilot Financial Insurance Company hereby represents that the fees and charges deducted under the Flexible Premium Variable Life Insurance Policies hereby registered by this Registration Statement in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Jefferson Pilot Financial Insurance Company.

                     REPRESENTATION PURSUANT TO RULE 6e-3(T)

This filing is made pursuant to Rule 6e-3(T) under the Investment Company Act of 1940, as amended (the "1940 Act").

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet

The prospectus consisting of 63 pages

The undertaking to file reports

The Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933 regarding indemnification

The representation as to fees and charges.

The representation pursuant to Rule 6e-3(T)

The signatures

Written consents of the following persons:

(b) Ernst & Young LLP.

The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     (a)(i) Certified Copy of Resolution of the Executive Committee of the Board of Directors of JP Financial Insurance Company of America establishing Chubb Separate Account C. (Incorporated by reference to Registrant's Registration Statement on Form S-6, filed on December 10, 1993, File No. 33-72830.)

     (ii) Certified Copy of Resolution of the Board of Directors of JP Financial Insurance Company of America authorizing the registration of a new policy offered through the Chubb Separate Account C (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-6, filed on March 13, 1996, File No. 33-01781).

     (b) Not Applicable

     (c)(i) Form of Distribution Agreement among JP Financial Insurance Company of America, Chubb Separate Account C, and Chubb Securities Corporation. (Incorporated by reference to Registrant's Registration Statement on Form S-6, filed on December 10, 1993, File No. 33-72830.)

     (ii) Specimen Variable Contracts Selling Agreement between Jefferson Pilot Variable Corporation and Selling Broker-Dealers. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (iii) Schedule of Sales Commissions. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (d) Not Applicable

     (e) Not Applicable

     (i) Specimen last survivor flexible premium variable life insurance policy. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (ii) Forms of Riders. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (f)(i) Amended and Restated Charter, with all amendments, of JP Financial Insurance Company. (Incorporated by reference to Exhibit 1(f)(i) of Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed March 13, 1996, File No. 33-01781).

     (ii) By-Laws of JP Financial Insurance Company. (Incorporated by reference to Exhibit 1(f)(i) of Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed March 13, 1996, File No. 33-01781).

     (g) Not Applicable

     (h)(i) Participation Agreement by and among Oppenheimer Variable Account Funds, Chubb Life Insurance Company of America and Oppenheimer Funds Inc., dated January 8, 1998. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (ii) Participation Agreement among MFS Variable Trust, Chubb Life Insurance Company of America and Massachusetts Financial Services Company dated December 9, 1997. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (iii) Participation Agreement among Templeton Variable Products Series Fund, Franklin Templeton Distributors Inc., and Chubb Life Insurance Company of America, The Colonial Life Insurance Company of America dated May 1, 1995. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (iv) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Chubb Life Insurance Company of America dated May 1, 1996. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (v) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Chubb Life Insurance Company of America dated May 1, 1996. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     (i) Not applicable

     (j) Specimen Application. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     2. Opinion of counsel as to securities being registered. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     3. Not Applicable.

     4. No Applicable.

     5. Actuarial opinions and consents of Richard Dielensnyder, FSA, MAAA. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     6. Consent of Independent Auditors.

     7. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act. (Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6, filed on November 18, 1998).

     8. Form of Reinsurance Agreement. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed May 24, 1994, File No. 33-72830).

     9. Memorandum regarding reliance on Order of the Commission to deduct the DAC Tax Charge (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed on March 13, 1996, File No. 33-01781).

     27. Financial Data Schedule. Not Applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, JP Financial Insurance Company of America has caused this Post-Effective Amendment No. 7 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire on the 26th day of April, 2002.


(Seal)

                              Jefferson Pilot Financial Insurance Company


                              By:      /s/ Theresa M. Stone
                                       -------------------------------
                                       Theresa M. Stone
                              Title:   Chief Financial Officer


Attest:

               /s/ Reggie D. Adamson
               -------------------------------
               Reggie D. Adamson
               Chief Accounting Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



Signatures                         Title                         Date
----------                         -----                         ----
/s/ Robert D Bates
---------------------------
Robert D. Bates                    Director                      April 26, 2002

/s/ Dennis R. Glass
---------------------------
Dennis R. Glass                    Director                      April 26, 2002

/s/ Kenneth C. Mlekush
---------------------------
Kenneth C. Mlekush                 Director                      April 26, 2002

/s/ Hoyt J. Phillips
---------------------------
Hoyt J. Phillips                   Director                      April 26, 2002

/s/ David A. Stonecipher
---------------------------
David A. Stonecipher               Director

                                  EXHIBIT INDEX

6. Consent of Independent Auditors
   ...............................